                                                                    EXHIBIT 10.5

                        SCHEDULE OF ADDITIONAL AGREEMENTS

      On June 8, 2005, additional agreements in substantially the same form as the below agreement were signed by the following entities:

Agreement       Borrowing Entities
---------       ------------------
    1           AREC 9, LLC
                UHIL 9, LLC

    2           AREC 10, LLC
                UHIL 10, LLC

    3           AREC 11, LLC
                UHIL 11, LLC

    4           AREC 12, LLC
                UHIL 12, LLC

    5           AREC 13, LLC
                UHIL 13, LLC

U-Haul Grande
MSMCI Loan No.:  05-20270
================================================================================

                                   AREC 8, LLC

                                       and

                                  UHIL 8, LLC,

                                   as Borrower

                                       to

                      MORGAN STANLEY MORTGAGE CAPITAL INC.,

                                    as Lender

                          MORTGAGE, SECURITY AGREEMENT,
                     ASSIGNMENT OF RENTS AND FIXTURE FILING

                           --------------------------

                           Dated:  June 8, 2005

                           PREPARED BY AND UPON RECORDATION RETURN TO:

                           Proskauer Rose LLP
                           1585 Broadway
                           New York, New York  10036

                           Attention:  David J. Weinberger, Esq.

================================================================================

      THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING (the"Security Instrument") is made as of the 8th day of June, 2005, by AREC 8, LLC ("Fee Owner") and UHIL 8, LLC ("Lessee" and together with Fee Owner, hereinafter collectively referred to as "Borrower"), each having its chief executive office at 2727 North Central Avenue, Phoenix, Arizona 85004, to MORGAN STANLEY MORTGAGE CAPITAL INC. having an address at 1221 Avenue of the Americas, 27th Floor, New York, New York 10020 (hereinafter referred to as "Lender").

                              W I T N E S S E T H:

      WHEREAS, Lender has authorized and made a loan (hereinafter referred to as the "Loan") to Borrower in the maximum principal sum of TWO HUNDRED FORTY MILLION AND NO/100 DOLLARS ($240,000,000.00) (hereinafter referred to as the "Loan Amount"), which Loan is evidenced by one or more promissory notes or amended, restated and consolidated promissory notes, as applicable, dated the date hereof (together with any supplements, amendments, modifications, replacements or extensions thereof, hereinafter collectively referred to as the "Note") given by Borrower and certain Affiliates of Borrower (the "Cross-collateralized Borrowers"), as maker, to Lender, as payee;

      WHEREAS, in consideration of the Loan, the Cross-collateralized Borrowers have agreed to make payments in amounts sufficient to pay and redeem, and provide for the payment and redemption of the principal of, premium, if any, and interest on the Note when due;

      WHEREAS, Borrower desires by this Security Instrument to provide for, among other things, the issuance of the Note and for the deposit, deed and pledge by Borrower with, and the creation of a security interest in favor of, Lender, as security for the Cross-collateralized Borrowers' obligations to Lender from time to time pursuant to the Note and the other Loan Documents;

      WHEREAS, Borrower and Lender intend these recitals to be a material part of this Security Instrument; and

      WHEREAS, all things necessary to make this Security Instrument the valid and legally binding obligation of Borrower in accordance with its terms, for the uses and purposes herein set forth, have been done and performed.

      NOW THEREFORE, to secure the payment of the principal of, prepayment premium (if any) and interest on the Note, and all other obligations, liabilities or sums due or to become due under this Security Instrument, the Note or any other Loan Document, including, without limitation, interest on said obligations, liabilities or sums (said principal, premium, interest and other sums being hereinafter referred to as the "Debt"), and the performance of all other covenants, obligations and liabilities of the Cross-collateralized Borrowers pursuant to the Loan Documents, Borrower has executed and delivered this Security Instrument; and Borrower has irrevocably granted, and by these presents and by the execution and delivery hereof does hereby irrevocably grant, bargain, sell, alien, demise, release, convey, assign, transfer, deed, hypothecate, pledge, set over, warrant, mortgage and confirm to Lender, forever with power of sale, all right, title and interest of Borrower in and to all of the following property, rights, interests and estates:

            (a) the plot(s), piece(s) or parcel(s) of real property described in EXHIBIT A attached hereto and made a part hereof (individually and collectively, hereinafter referred to as the "Premises");

            (b) (i) all buildings, foundations, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements of every kind or nature now or hereafter located on the Premises (hereinafter collectively referred to as the "Improvements"); and
      (ii) to the extent permitted by law, the name or names, if any, as may now or hereafter be used for any of the Improvements, and the goodwill associated therewith;

            (c) all easements, servitudes, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, ditches, ditch rights, reservoirs and reservoir rights, air rights and development rights, lateral support, drainage, gas, oil and mineral rights, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises or the Improvements and the reversion and reversions, remainder and remainders, whether existing or hereafter acquired, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof and any and all sidewalks, drives, curbs, passageways, streets, spaces and alleys adjacent to or used in connection with the Premises and/or Improvements and all the estates, rights, titles, interests, property, possession, claim and demand whatsoever, both in law and in equity, of Borrower of, in and to the Premises and Improvements and every part and parcel thereof, with the appurtenances thereto;

            (d) all machinery, equipment, fittings, apparatus, appliances, furniture, furnishings, tools, fixtures (including, but not limited to, all heating, air conditioning, ventilating, waste disposal, sprinkler and fire and theft protection equipment, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon, or in, and used in connection with the Premises or the Improvements, or appurtenant thereto, and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon, or in, and used in connection with the Premises or the Improvements or appurtenant thereto (hereinafter, all of the foregoing items described in this paragraph (d) are collectively called the "Equipment"), all of which, and any replacements, modifications, alterations and additions thereto, to the extent permitted by applicable law, shall be deemed to constitute fixtures (together with all "fixtures" (as defined in the UCC) hereafter located on the Premises or the Improvements, the "Fixtures"), and are part of the real estate and security for the payment of the Debt and the performance of Borrower's obligations. For specificity, the parties acknowledge that U-Haul's truck, van and wagon rental fleet shall not constitute Equipment hereunder. To the extent any portion of the Equipment is not real property or Fixtures under applicable law, it shall be deemed to be personal property, and this Security Instrument shall constitute a security agreement creating a security interest therein in favor of Lender under the UCC;

            (e) all awards or payments, including interest thereon, which may hereafter be made with respect to the Premises, the Improvements, the Fixtures, or the Equipment, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade, or for any other injury to or decrease in the value of the Premises, the Improvements or the Equipment or refunds with respect to the payment of property taxes and assessments, and all other proceeds of the conversion, voluntary or involuntary, of the Premises, Improvements, Equipment, Fixtures or any other Property or part thereof into cash or liquidated claims;

            (f) all leases, tenancies, licenses and other agreements affecting the use, enjoyment or occupancy of the Premises, the Improvements, the Fixtures, or the Equipment or any portion thereof now or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code and all reciprocal easement agreements, license agreements and other agreements with Pad Owners (hereinafter collectively referred to as the "Leases"), together with all cash or security deposits, lease termination payments, advance rentals and payments of similar nature and guarantees or other security held by, or issued in favor of, Borrower in connection therewith to the extent of

      Borrower's right or interest therein and all remainders, reversions and other rights and estates appurtenant thereto, and all base, fixed, percentage or additional rents, and other rents, oil and gas or other mineral royalties, and bonuses, issues, profits and rebates and refunds or other payments made by any Governmental Authority from or relating to the Premises, the Improvements, the Fixtures or the Equipment plus all rents, receipts, common area charges and other payments now existing or hereafter arising, whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

            (g) all proceeds of and any unearned premiums on any insurance policies covering the Premises, the Improvements, the Fixtures, the Rents or the Equipment, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Premises, the Improvements, the Fixtures or the Equipment and all refunds or rebates of Impositions, and interest paid or payable with respect thereto;

            (h) all deposit accounts, securities accounts, funds or other accounts maintained or deposited with Lender, or its assigns, in connection herewith, including, without limitation, the Security Deposit Account (to the extent permitted by law), the Engineering Escrow Sub-Account, the Rent Account, the Central Account, the Basic Carrying Costs Sub-Account, the Debt Service Payment Sub-Account, the Operation and Maintenance Expense Sub-Account, the Mez Payment Sub-Account and the Recurring Replacement Reserve Sub-Account and all monies and investments deposited or to be deposited in such accounts;

            (i) all accounts receivable, contract rights, franchises, interests, estate or other claims, both at law and in equity, now existing or hereafter arising, and relating to the Premises, the Improvements, the Fixtures or the Equipment, not included in Rents;

            (j) all now existing or hereafter arising claims against any Person with respect to any damage to the Premises, the Improvements, the Fixtures or the Equipment, including, without limitation, damage arising from any defect in or with respect to the design or construction of the Improvements, the Fixtures or the Equipment and any damage resulting therefrom;

            (k) all deposits or other security or advance payments, including rental payments now or hereafter made by or on behalf of Borrower to others, with respect to (i) insurance policies, (ii) utility services,
      (iii) cleaning, maintenance, repair or similar services, (iv) refuse removal or sewer service, (v) parking or similar services or rights and
      (vi) rental of Equipment, if any, relating to or otherwise used in the operation of the Premises, the Improvements, the Fixtures or the Equipment;

            (l) intangible property now or hereafter relating to the Premises, the Improvements, the Fixtures or the Equipment or its operation, including, without limitation, software, letter of credit rights, trade names, trademarks (including, without limitation, any licenses of or agreements to license trade names or trademarks now or hereafter entered into by Borrower), logos, building names and goodwill;

            (m) all now existing or hereafter arising advertising material, guaranties, warranties, building permits, other permits, licenses, plans and specifications, shop and working drawings, soil tests, appraisals and other documents, materials and/or personal property of any kind now or hereafter existing in or relating to the Premises, the Improvements, the Fixtures, and the Equipment;

            (n) all now existing or hereafter arising drawings, designs, plans and specifications prepared by architects, engineers, interior designers, landscape designers and any other consultants or professionals for the design, development, construction, repair and/or improvement of the Property, as amended from time to time;

            (o) the right, in the name of and on behalf of Borrower, to appear in and defend any now existing or hereafter arising action or proceeding brought with respect to the Premises, the Improvements, the Fixtures or the Equipment and to commence any action or proceeding to protect the interest of Lender in the Premises, the Improvements, the Fixtures or the Equipment; and

            (p) all proceeds, products, substitutions and accessions (including claims and demands therefor) of each of the foregoing.

      All of the foregoing items (a) through (p), together with all of the right, title and interest of Borrower therein, are collectively referred to as the "Property".

      TO HAVE AND TO HOLD the above granted and described Property unto Lender, and the successors and assigns of Lender in fee simple, forever.

      PROVIDED, ALWAYS, and these presents are upon this express condition, if Borrower shall well and truly pay and discharge the Debt and perform and observe the terms, covenants and conditions set forth in the Loan Documents, then these presents and the estate hereby granted shall cease and be void.

      AND Borrower covenants with and warrants to Lender that:

                             ARTICLE I: DEFINITIONS

      Section 1.01. Certain Definitions.

      For all purposes of this Security Instrument, except as otherwise expressly provided or unless the context clearly indicates a contrary intent:

            (i) the capitalized terms defined in this Section have the meanings assigned to them in this Section, and include the plural as well as the singular;

            (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

            (iii) the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Security Instrument as a whole and not to any particular Section or other subdivision.

      "Affiliate" of any specified Person shall mean any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such specified Person.

      "Aggregate Debt Service Coverage" shall mean the quotient obtained by dividing the aggregate Net Operating Income for all of the Cross-collateralized Properties for the specified period by the aggregate payments of interest and principal (not including the amount of principal payable upon Maturity) due for such specified period under the Note (determined as of the date the calculation of Aggregate Debt Service Coverage is required or requested hereunder).

      "Allocated Loan Amount" shall mean the Initial Allocated Loan Amount of each Cross-collateralized Property as such amount may be adjusted from time to time as hereinafter set forth. Upon each adjustment of the Principal Amount (each a "Total Adjustment"), whether as a result of amortization, defeasance or prepayment or as otherwise expressly provided herein or in any other Loan Document, each Allocated Loan Amount shall be increased or decreased, as the case may be, by an amount equal to the product of (a) the Total Adjustment, and
(b) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the Principal Amount prior to the adjustment to the Principal Amount which results in the recalculation of the Allocated Loan Amount. However, when the Principal Amount is reduced as a result of Lender's receipt of (a) a Release Price or, in connection with a Release, funds sufficient to prepay a portion of the

Principal Amount in the amount of the Release Price, the Allocated Loan Amount for the Cross-collateralized Property being released and discharged from the encumbrance of the applicable Cross-collateralized Mortgage and related Loan Documents shall be reduced to zero (the amount by which such Allocated Loan Amount is reduced being referred to as the "Released Allocated Amount"), and each other Allocated Loan Amount shall be decreased by an amount equal to the product of (i) the excess of (A) the Release Price over (B) the Released Allocated Amount and (ii) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the aggregate of all of the Allocated Loan Amounts other than the Allocated Loan Amount applicable to the Cross-collateralized Property for which the Release Price was paid , or (b) Net Proceeds, the Allocated Loan Amount for the Cross-collateralized Property with respect to which the Net Proceeds were received shall be reduced to zero (the amount by which such Allocated Loan Amount is reduced being referred to as the "Foreclosed Allocated Amount") and each other Allocated Loan Amount shall (A) if the Net Proceeds exceed the Foreclosed Allocated Amount (such excess being referred to as the "Surplus Net Proceeds"), be decreased by an amount equal to the product of (i) the Surplus Net Proceeds and (ii) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the aggregate of all of the Allocated Loan Amounts (prior to the adjustment in question) other than the Allocated Loan Amount applicable to the Cross-collateralized Property with respect to which the Net Proceeds were received (such fraction being referred to as the "Net Proceeds Adjustment Fraction"), (B) if the Foreclosed Allocated Amount exceeds the Net Proceeds (such excess being referred to as the "Net Proceeds Deficiency"), be increased by an amount equal to the product of (i) the Net Proceeds Deficiency and (ii) the Net Proceeds Adjustment Fraction, or (C) if the Net Proceeds equal the Foreclosed Allocated Amount, remain unadjusted, or (c) Loss Proceeds or partial prepayments or defeasances, as applicable, made in accordance with Section 15.01 hereof, the Allocated Loan Amount for the Cross-collateralized Property with respect to which the Loss Proceeds or partial prepayments or defeasances, as applicable, were received shall be decreased by an amount equal to the sum of
(i) with respect to Loss Proceeds, Loss Proceeds which are applied towards the reduction of the Principal Amount as set forth in Article III hereof, if any, and (ii) with respect to partial prepayments or defeasances, as applicable, the amount of any such partial prepayment which is applied towards the reduction of the Principal Amount in accordance with the provisions of the Note, if any, but in no event shall the Allocated Loan Amount for the Cross-collateralized Property with respect to which the Loss Proceeds or partial prepayments or defeasances, as applicable, were received be reduced to an amount less than zero (the amount by which such Allocated Loan Amount is reduced being referred to as the "Loss Proceeds or Prepayment Allocated Amount") and each other Allocated Loan Amount shall be decreased by an amount equal to the product of (i) the excess of (A) the Loss Proceeds or such partial prepayments or defeasances, as applicable, over (B) the Loss Proceeds or Prepayment Allocated Amount, and (ii) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the aggregate of all of the Allocated Loan Amounts (prior to the adjustment in question) other than the Allocated Loan Amount applicable to the Cross-collateralized Property to which such Loss Proceeds or partial prepayments or defeasances, as applicable, were applied.

      "Annual Budget" shall mean an annual budget submitted by Borrower to Lender in accordance with the terms of Section 2.09 hereof.

      "Appraisal" shall mean the appraisal of the Property and all supplemental reports or updates thereto previously delivered to Lender in connection with the Loan.

      "Appraiser" shall mean the Person who prepared the Appraisal.

      "Approved Annual Budget" shall mean each Annual Budget approved by Lender in accordance with terms hereof or, if there is no Annual Budget approved by Lender, the actual expenses set forth in the cash flow statements delivered to Lender pursuant to Section 2.09(c) hereof with respect to the prior Fiscal Year adjusted to reflect increases in Basic Carrying Costs and to delete non-recurring expenses.

      "Approved Manager Standard" shall mean the standard of business operations, practices and procedures customarily employed by entities having a senior executive with at least seven (7) years' experience in the management of self-storage and retail properties which manage not less than 1,000,000 square feet of gross leasable area, including, without limitation, certain properties which contain more than 100,000 square feet of gross leasable area.

      "Architect" shall have the meaning set forth in Section 3.04(b)(i) hereof.

      "Assignment" shall mean the Assignment of Leases and Rents and Security Deposits of even date herewith relating to the Property given by Borrower to Lender, as the same may be modified, amended or supplemented from time to time.

      "Bank" shall mean the bank, trust company, savings and loan association or savings bank designated by Lender, in its sole and absolute discretion, in which the Central Account shall be located.

      "Bankruptcy Code" shall mean 11 U.S.C. Section 101 et seq., as amended from time to time.

      "Basic Carrying Costs" shall mean the sum of the following costs associated with the Property: (a) Impositions and (b) insurance premiums.

      "Basic Carrying Costs Monthly Installment" shall mean Lender's estimate of one-twelfth (1/12th) of the annual amount for Basic Carrying Costs. "Basic Carrying Costs Monthly Installment" shall also include, if required by Lender, a sum of money which, together with such monthly installments, will be sufficient to make the payment of each such Basic Carrying Cost at least thirty (30) days prior to the date initially due. Should such Basic Carrying Costs not be ascertainable at the time any monthly deposit is required to be made, the Basic Carrying Costs Monthly Installment shall be determined by Lender in its reasonable discretion on the basis of the aggregate Basic Carrying Costs for the prior Fiscal Year or month or the prior payment period for such cost. As soon as the Basic Carrying Costs are fixed for the then current Fiscal Year, month or period, the next ensuing Basic Carrying Costs Monthly Installment shall be adjusted to reflect any deficiency or surplus in prior monthly payments. If at any time during the term of the Loan Lender determines that there will be insufficient funds in the Basic Carrying Costs Sub-Account to make payments when they become due and payable, Lender shall have the right to adjust the Basic Carrying Costs Monthly Installment such that there will be sufficient funds to make such payments. Notwithstanding the foregoing, provided that no Trigger Event has occurred and is continuing, that a sum equal to not less than the Initial Basic Carrying Costs Deposit is on deposit in the Basic Carrying Costs Sub-Account and Borrower has delivered to Lender evidence of payment of all Basic Carrying Costs within fifteen (15) days of the date such sums were due and payable, the Basic Carrying Costs Monthly Installment shall be $0.

      "Basic Carrying Costs Sub-Account" shall mean the Sub-Account of the Central Account established pursuant to Section 5.02 hereof and maintained pursuant to Section 5.06 hereof.

      "Borrower" shall mean Borrower named herein and any successor to the obligations of Borrower.

      "Borrower Account" shall mean an Eligible Account maintained in the name of Borrower.

      "Business Day" shall mean any day other than (a) a Saturday or Sunday, or
(b) a day on which banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to be closed, or at any time during which the Loan is an asset of a Securitization, the cities, states and/or commonwealths used in the comparable definition of "Business Day" in the Securitization documents.

      "Capital Expenditures" shall mean for any period, the amount expended for items capitalized under GAAP including expenditures for building improvements or major repairs, leasing commissions and tenant improvements.

      "Cash Expenses" shall mean for any period, the operating expenses for the Property as set forth in an Approved Annual Budget to the extent that such expenses are actually incurred by Borrower minus payments into the Basic Carrying Costs Sub-Account, the Debt Service Payment Sub-Account and the Recurring Replacement Reserve Sub-Account.

      "Central Account" shall mean an Eligible Account, maintained at the Bank, in the name of Lender or its successors or assigns (as secured party) as may be designated by Lender.

      "Closing Date" shall mean the date of the Note.

      "Code" shall mean the Internal Revenue Code of 1986, as amended and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto.

      "Collection Account" shall mean a demand deposit account designated by Lender, which shall be an Eligible Account, to which payments of Debt are transferred.

      "Condemnation Proceeds" shall mean all of the proceeds in respect of any Taking or purchase in lieu thereof.

      "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of the property owned by it is bound.

      "Control" means, when used with respect to any specific Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person whether through ownership of voting securities, beneficial interests, by contract or otherwise. The definition is to be construed to apply equally to variations of the word "Control" including "Controlled," "Controlling" or "Controlled by."

      "CPI" shall mean "The Consumer Price Index (New Series) (Base Period 1982-84=100) (all items for all urban consumers)" issued by the Bureau of Labor Statistics of the United States Department of Labor (the "Bureau"). If the CPI ceases to use the 1982-84 average equaling 100 as the basis of calculation, or if a change is made in the term, components or number of items contained in said index, or if the index is altered, modified, converted or revised in any other way, then the index shall be adjusted to the figure that would have been arrived at had the change in the manner of computing the index in effect at the date of this Security Instrument not been made. If at any time during the term of this Security Instrument the CPI shall no longer be published by the Bureau, then any comparable index issued by the Bureau or similar agency of the United States issuing similar indices shall be used in lieu of the CPI.

      "Cross-collateralization Agreement" shall mean that certain
Cross-collateralization Agreement of even date herewith among Borrower, the Cross-collateralized Borrowers and Lender.

      "Cross-collateralized Mortgage" shall mean each mortgage, deed of trust, deed to secure debt, security agreement, assignment of rents and fixture filing as originally executed or as same may hereafter from time to time be supplemented, amended, modified or extended by one or more indentures supplemental thereto granted by a Cross-collateralized Borrower to Lender as security for the Note.

      "Cross-collateralized Property" shall mean each parcel or parcels of real property encumbered by a Cross-collateralized Mortgage as identified on EXHIBIT F attached hereto and made a part hereof; provided, however, at such time, if any, that a Cross-collateralized Mortgage is released by Lender, the property which was encumbered by such Cross-collateralized Property shall no longer constitute a Cross-collateralized Property.

      "Debt" shall have the meaning set forth in the Recitals hereto.

      "Debt Service" shall mean the amount of interest and principal payments due and payable in accordance with the Note during an applicable period.

      "Debt Service Coverage" shall mean the quotient obtained by dividing Net Operating Income for the specified period by the sum of the (a) aggregate payments of interest, principal and all other sums due for such specified period under the Note (determined as of the date the calculation of Debt Service Coverage is required or requested hereunder) and (b) aggregate payments of interest, principal and all other sums due for such specified period pursuant to the terms of subordinate or mezzanine financing, if any, then affecting the Property or, if Debt Service Coverage is being calculated in connection with a request for consent to any subordinate financing, then proposed.

      "Debt Service Payment Sub-Account" shall mean the Sub-Account of the Central Account established pursuant to Section 5.02 hereof and maintained pursuant to Section 5.07 hereof for the purposes of making Debt Service payments.

      "Default" shall mean any Event of Default or event which would constitute an Event of Default if all requirements in connection therewith for the giving of notice, the lapse of time, and the happening of any further condition, event or act, had been satisfied.

      "Default Rate" shall mean the lesser of (a) the highest rate allowable at law and (b) five percent (5%) above the interest rate set forth in the Note.

      "Default Rate Interest" shall mean, to the extent the Default Rate becomes applicable, interest in excess of the interest which would have accrued on (a) the Principal Amount and (b) any accrued but unpaid interest, if the Default Rate was not applicable.

      "Defeasance Deposit" shall mean an amount equal to the total cost incurred or to be incurred in the purchase on behalf of Borrower of Federal Obligations necessary to meet the Scheduled Defeasance Payments.

      "Defeased Note" shall have the meaning set forth in Section 15.01 hereof.

      "Development Laws" shall mean all applicable subdivision, zoning, environmental protection, wetlands protection, or land use laws or ordinances, and any and all applicable rules and regulations of any Governmental Authority promulgated thereunder or related thereto.

      "Eligible Account" shall mean a segregated account which is either (a) an account or accounts maintained with a federal or state chartered depository institution or trust company the long term unsecured debt obligations of which are rated by each of the Rating Agencies (or, if not rated by Fitch, Inc. ("Fitch"), otherwise acceptable to Fitch, as confirmed in writing that such account would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any certificates issued in connection with a Securitization) in its highest rating category at all times (or, in the case of the Basic Carrying Costs Sub-Account, the long term unsecured debt obligations of which are rated at least "AA" (or its equivalent)) by each of the Rating Agencies (or, if not rated by Fitch, otherwise acceptable to Fitch, as confirmed in writing that such account would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any certificates issued in connection with a Securitization) or, if the funds in such account are to be held in such account for less than thirty
(30) days, the short term obligations of which are rated by each of the Rating Agencies (or, if not rated by Fitch, otherwise acceptable to Fitch, as confirmed in writing that such account would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any certificates issued in connection with a Securitization) in its highest rating category at all times or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution is subject to regulations substantially similar to 12 C.F.R. Section 9.10(b), having in either case a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal and state authority, or otherwise acceptable (as evidenced by a written confirmation from each Rating Agency that such account would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to any certificates issued in connection with a Securitization) to each Rating Agency, which may be an account maintained by Lender or its agents. Eligible Accounts may bear interest. The title of each Eligible Account shall indicate that the funds held therein are held in trust for the uses and purposes set forth herein.

      "Engineer" shall have the meaning set forth in Section 3.04(b)(i) hereof.

      "Engineering Escrow Sub-Account" shall mean the Sub-Account of the Central Account established pursuant to Section 5.02 hereof, maintained pursuant to
Section 5.12 hereof and funded on the Closing Date relating to payments for any Required Engineering Work.

      "Environmental Problem" shall mean any of the following:

            (a) the presence of any Hazardous Material on, in, under, or above all or any portion of the Property except those Hazardous Materials used in the ordinary course of Borrower's business, in compliance with, and not likely to give rise to liability under, Environmental Statutes;

            (b) the release or threatened release of any Hazardous Material from or onto the Property;

            (c) the violation or threatened violation of any Environmental Statute with respect to the Property; or

            (d) the failure to obtain or to abide by the terms or conditions of any permit or approval required under any Environmental Statute with respect to the Property.

A condition described above shall be an Environmental Problem regardless of whether or not any Governmental Authority has taken any action in connection with the condition and regardless of whether that condition was in existence on or before the date hereof.

      "Environmental Report" shall mean the environmental audit report for the Property and any supplements or updates thereto, previously delivered to Lender in connection with the Loan.

      "Environmental Statute" shall mean any federal, state or local statute, ordinance, rule or regulation, any judicial or administrative order (whether or not on consent) or judgment applicable to Borrower or the Property including, without limitation, any judgment or settlement based on common law theories, and any provisions or condition of any permit, license or other authorization binding on Borrower relating to (a) the protection of the environment, the safety and health of persons (including employees) or the public welfare from actual or potential exposure (or effects of exposure) to any actual or potential release, discharge, disposal or emission (whether past or present) of any Hazardous Materials or (b) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Materials, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Section 9601 et seq., the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. Section 6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. Section 1251 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. Section 2601 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Section 1101 et seq., the Clean Air Act of 1966, as amended, 42 U.S.C. Section 7401 et seq., the National Environmental Policy Act of 1975, 42 U.S.C. Section 4321, the Rivers and Harbors Act of 1899, 33 U.S.C. Section 401 et seq., the Endangered Species Act of 1973, as amended, 16 U.S.C. Section 1531 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. Section 651 et seq., and the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. Section 300(f) et seq., and all rules, regulations and guidance documents promulgated or published thereunder.

      "Equipment" shall have the meaning set forth in granting clause (d) of this Security Instrument.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Security Instrument and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

      "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (a) described in Section 414(b) or (c) of the Code of which Borrower or Guarantor is a member and (b) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which Borrower or Guarantor is a member.

      "Event of Default" shall have the meaning set forth in Section 13.01 hereof.

      "Extraordinary Expense" shall mean an extraordinary operating expense or capital expense not set forth in the Approved Annual Budget or allotted for in the Recurring Replacement Reserve Sub-Account.

      "Federal Obligations" shall mean non-callable direct obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States of America or any agency or instrumentality thereof provided that such obligations are backed by the full faith and credit of the United States of America as chosen by Borrower, subject to the approval of Lender.

      "First Interest Accrual Period" shall mean the period commencing on the Closing Date and ending on the last day of the month in which the Closing Date occurs.

      "First Payment Date" shall mean the Payment Date in the month following the month in which the Loan is initially funded.

      "Fiscal Year" shall mean the twelve (12) month period commencing on April 1 and ending on March 31 during each year of the term of this Security Instrument, or such other fiscal year of Borrower as Borrower may select from time to time with the prior written consent of Lender.

      "Fixtures" shall have the meaning set forth in granting clause (d) of this Security Instrument.

      "Force Majeure" shall mean an unavoidable delay caused by general strikes, lockouts or labor disputes, wars (declared or undeclared), terrorist attacks, natural disasters such as fires, storms, floods or earthquakes, power outages or other utility interruptions or other material extraordinary events not reasonably foreseeable by the parties hereto, and which such interruption causes a delay in the performance of any material obligation hereunder.

      "GAAP" shall mean generally accepted accounting principles in the United States of America, as of the date of the applicable financial report, consistently applied.

      "General Partner" shall mean, if Borrower is a partnership, each general partner of Borrower and, if Borrower is a limited liability company, each managing member of Borrower and in each case, if applicable, each general partner or managing member of such general partner or managing member. In the event that Borrower or any General Partner is a single member limited liability company, the term "General Partner" shall include such single member.

      "Governmental Authority" shall mean, with respect to any Person, any federal or State government or other political subdivision thereof and any entity, including any regulatory or administrative authority or court, exercising executive, legislative, judicial, regulatory or administrative or quasi-administrative functions of or pertaining to government, and any arbitration board or tribunal, in each case having jurisdiction over such applicable Person or such Person's property and any stock exchange on which shares of capital stock of such Person are listed or admitted for trading.

      "Guarantor" shall mean any Person guaranteeing, in whole or in part, the obligations of Borrower under the Loan Documents.

      "Hazardous Material" shall mean any flammable, explosive or radioactive materials, hazardous materials or wastes, hazardous or toxic substances, pollutants or related materials, asbestos or any material containing asbestos, molds, spores and fungus which may pose a risk to human health or the environment or any other substance or material as defined in or regulated by any Environmental Statutes.

      "Impositions" shall mean all taxes (including, without limitation, all real estate, ad valorem, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible, transaction, privilege or license or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not commenced or completed within the term of this Security Instrument), ground rents, water, sewer or other rents and charges, excises, levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Property and/or any Rent (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Borrower (including, without limitation, all franchise, single business or other taxes imposed on Borrower for the privilege of doing business in the jurisdiction in which the Property or any other collateral delivered or pledged to Lender in connection with the Loan is located) or Lender, (b) the Property or any part thereof or any Rents therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Property, or any part thereof, or the leasing or use of the Property, or any part thereof, or the acquisition or financing of the acquisition of the Property, or any part thereof, by Borrower.

      "Improvements" shall have the meaning set forth in granting clause (b) of this Security Instrument.

      "Indemnified Parties" shall have the meaning set forth in Section 12.01 hereof.

      "Independent" shall mean, when used with respect to any Person, a Person who (a) is in fact independent, (b) does not have any direct financial interest or any material indirect financial interest in Borrower, or in any Affiliate of Borrower or any constituent partner, shareholder, member or beneficiary of Borrower, (c) is not connected with Borrower or any Affiliate of Borrower or any constituent partner, shareholder, member or beneficiary of Borrower as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions and (d) is not a member of the immediate family of a Person defined in (b) or (c) above. Whenever it is herein provided that any Independent Person's opinion or certificate shall be provided, such opinion or certificate shall state that the Person executing the same has read this definition and is Independent within the meaning hereof.

      "Initial Allocated Loan Amount" shall mean the portion of the Loan Amount allocated to each Cross-collateralized Property as set forth on EXHIBIT C attached hereto and made a part hereof.

      "Initial Basic Carrying Cost Deposit" shall equal the amount set forth on EXHIBIT B attached hereto and made a part hereof.

      "Initial Engineering Deposit" shall equal the amount set forth on EXHIBIT B attached hereto and made a part hereof.

      "Initial Recurring Replacement Reserve Deposit" shall equal the amount set forth on EXHIBIT B attached hereto and made a part hereof.

      "Institutional Lender" shall mean any of the following Persons: (a) any bank, savings and loan association, savings institution, trust company or national banking association, acting for its own account or in a fiduciary capacity, (b) any charitable foundation, (c) any insurance company or pension and/or annuity company, (d) any fraternal benefit society, (e) any pension, retirement or profit sharing trust or fund within the meaning of Title I of ERISA or for which any bank, trust company, national banking association or investment adviser registered under the Investment Advisers Act of 1940, as amended, is acting as trustee or agent, (f) any investment company or business development company, as defined in the Investment Company Act of 1940, as amended, (g) any small business investment company licensed under the Small Business Investment Act of 1958, as amended, (h) any broker or dealer registered under the Securities Exchange Act of 1934, as amended, or any investment adviser registered under the Investment Adviser Act of 1940, as amended, (i) any government, any public employees' pension or retirement system, or any other government agency supervising the investment of public funds, or (j) any other entity all of the equity owners of which are Institutional Lenders; provided that each of said Persons shall have net assets in excess of $1,000,000,000 and a net worth in excess of $500,000,000, be in the business of making commercial mortgage loans, secured by properties of like type, size and value as the Property and have a long term credit rating which is not less than "BBB-" (or its equivalent) from each Rating Agency.

      "Insurance Proceeds" shall mean all of the proceeds received under the insurance policies required to be maintained by Borrower pursuant to Article III hereof.

      "Insurance Requirements" shall mean all terms of any insurance policy required by this Security Instrument, all requirements of the issuer of any such policy, and all regulations and then current standards applicable to or affecting the Property or any use or condition thereof, which may, at any time, be recommended by the Board of Fire Underwriters, if any, having jurisdiction over the Property, or such other Person exercising similar functions.

      "Interest Accrual Period" shall mean the First Interest Accrual Period and, thereafter, each one (1) month period, which shall be a calendar month.

      "Interest Rate" shall have the meaning set forth in the Note.

      "Interest Shortfall" shall mean any shortfall in the amount of interest required to be paid with respect to the Loan Amount on any Payment Date.

      "Late Charge" shall have the meaning set forth in Section 13.09 hereof.

      "Leases" shall have the meaning set forth in granting clause (f) of this Security Instrument.

      "Legal Requirement" shall mean as to any Person, the certificate of incorporation, by-laws, certificate of limited partnership, agreement of limited partnership or other organization or governing documents of such Person, and any law, statute, order, ordinance, judgement, decree, injunction, treaty, rule or regulation (including, without limitation, Environmental Statutes, Development Laws and Use Requirements) or determination of an arbitrator or a court or other Governmental Authority and all covenants, agreements, restrictions and encumbrances contained in any instruments, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

      "Lender" shall mean the Lender named herein and its successors or assigns.

      "Loan" shall have the meaning set forth in the Recitals hereto.

      "Loan Amount" shall have the meaning set forth in the Recitals hereto.

      "Loan Documents" shall mean this Security Instrument, the Note, the Assignment, and any and all other agreements, instruments, certificates or documents executed and delivered by Borrower, any of the Cross-collateralized Borrowers or any Affiliate of Borrower in connection with the Loan.

      "Loan Year" shall mean each 365 day period (or 366 day period if the month of February in a leap year is included) commencing on the first day of the month following the Closing Date (provided, however, that the first Loan Year shall also include the period from the Closing Date to the end of the month in which the Closing Date occurs).

      "Loss Proceeds" shall mean, collectively, all Insurance Proceeds and all Condemnation Proceeds.

      "Major Space Lease" shall mean any Space Lease of a tenant or Affiliate of such tenant where such tenant or such Affiliate leases, in the aggregate, five percent (5%) or more of the Total GLA.

      "Management Agreement" shall have the meaning set forth in Section 7.02 hereof.

      "Manager" shall mean the Person, other than Borrower, which manages the Property on behalf of Borrower, which Person shall be subject to the review and approval of Lender. If the Property is self managed, "Manager" shall mean Borrower.

      "Manager Certification" shall have the meaning set forth in Section 2.09 hereof.

      "Material Adverse Effect" shall mean any event or condition that has a material adverse effect on (a) the Property, (b) the business, prospects, profits, management, operations or condition (financial or otherwise) of Borrower, (c) the enforceability, validity, perfection or priority of the lien of any Loan Document or (d) the ability of Borrower to perform any obligations under any Loan Document.

      "Maturity", when used with respect to the Note, shall mean the Maturity Date set forth in the Note or such other date pursuant to the Note on which the final payment of principal, and premium, if any, on the Note becomes due and payable as therein or herein provided, whether at Stated Maturity or by declaration of acceleration, or otherwise.

      "Maturity Date" shall mean the Maturity Date set forth in the Note.

      "Mez Loan" shall mean a certain mezzanine loan in the original principal sum of $20,000,000 and, provided that the aggregate debt service coverage and loan-to-value ratio for all of the Cross-collateralized Properties and other properties in which the borrower under such mezzanine loan holds a direct or indirect ownership interest, in each case as determined by Lender in its reasonable discretion utilizing its then current underwriting standards and assuming that the principal balance of the Mez Loan is increased to the requested amount, is 1.15:1.0 or greater and 85% or lower, respectively, a maximum principal sum of $50,000,000, which is evidenced or to be evidenced by a certain promissory note, secured by, among other things, a first priority pledge of the direct or indirect ownership interest in Borrower and which matures no earlier than the Maturity Date. In the event that the Mez Loan does not close as of the Closing Date, such loan must be consented to in writing by Lender, which consent shall not be unreasonably withheld and may be conditioned upon, among other things, receipt by Lender of an executed intercreditor agreement, in form and substance reasonably acceptable to Lender between the lender of the proposed Mez Loan and Lender and receipt of written confirmation from each Rating Agency that any rating issued by the Rating Agency in connection with a Securitization will not, as a result of the proposed Mez Loan be downgraded from the then current ratings thereof, qualified or withdrawn.

      "Mez Payment Amount" shall mean, as of any Payment Date, the amount of interest and principal then due and payable pursuant to the terms of the Mez Loan.

      "Mez Payment Sub-Account" shall mean the Sub-Account of the Central Account established pursuant to Section 5.02 hereof and maintained pursuant to
Section 5.14 hereof.

      "Monthly Debt Service Payment" shall mean a monthly payment of principal and interest in an amount equal to that which is required pursuant to the Note.

      "Multiemployer Plan" shall mean a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been, or were required to have been, made by Borrower, Guarantor or any ERISA Affiliate and which is covered by Title IV of ERISA.

      "Net Capital Expenditures" shall mean for any period the amount by which Capital Expenditures during such period exceeds reimbursements for such items during such period from any fund established pursuant to the Loan Documents.

      "Net Operating Income" shall mean in each Fiscal Year or portion thereof during the term hereof, Operating Income less Operating Expenses.

      "Net Proceeds" shall mean the excess of (a)(i) the purchase price (at foreclosure or otherwise) actually received by Lender with respect to the Property as a result of the exercise by Lender of its rights, powers, privileges and other remedies after the occurrence of an Event of Default, or (ii) in the event that Lender (or Lender's nominee) is the purchaser at foreclosure by credit bid, then the amount of such credit bid, in either case, over (b) all costs and expenses, including, without limitation, all reasonable attorneys' fees and disbursements and any brokerage fees, if applicable, incurred by Lender in connection with the exercise of such remedies, including the sale of such Property after a foreclosure against the Property.

      "Note" shall have the meaning set forth in the Recitals hereto.

      "OFAC List" means the list of specially designated nationals and blocked persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control and accessible through the internet website www.treas.gov/ofac/t11sdn.pdf.

      "Officer's Certificate" shall mean a certificate delivered to Lender by Borrower which is signed on behalf of Borrower by an authorized representative of Borrower which states that the items set forth in such certificate are true, accurate and complete in all respects.

      "Operating Expenses" shall mean, in each Fiscal Year or portion thereof during the term hereof, all expenses directly attributable to the operation, repair and/or maintenance of the Property including, without limitation, (a) Impositions, (b) insurance premiums, (c) management fees, whether or not actually paid, equal to the greater of the actual management fees and five percent (5%) of annual "base" or "fixed" Rent due under the Leases and (d) costs attributable to the operation, repair and maintenance of the systems for heating, ventilating and air conditioning the Improvements and actually paid for by Borrower. Operating Expenses shall not include interest, principal and premium, if any, due under the Note or otherwise in connection with the Debt, income taxes, extraordinary capital improvement costs, any non-cash charge or expense such as depreciation or amortization.

      "Operating Income" shall mean, in each Fiscal Year or portion thereof during the term hereof, all revenue derived by Borrower arising from the Property including, without limitation, rental revenues (whether denominated as basic rent, additional rent, escalation payments, electrical payments or otherwise) and other fees and charges payable pursuant to Leases or otherwise in connection with the Property, and business interruption, rent or other similar insurance proceeds. Operating Income shall not include (a) Insurance Proceeds (other than proceeds of rent, business interruption or other similar insurance allocable to the applicable period) and Condemnation Proceeds (other than Condemnation Proceeds arising from a temporary taking or the use and occupancy of all or part of the applicable Property allocable to the applicable period), or interest accrued on such Condemnation Proceeds, (b) proceeds of any financing, (c) proceeds of any sale, exchange or transfer of the Property or any part thereof or interest therein, (d) capital contributions or loans to Borrower or an Affiliate of Borrower, (e) any item of income otherwise includable in Operating Income but paid directly by any tenant to a Person other than Borrower except for real estate taxes paid directly to any taxing authority by any tenant, (f) any other extraordinary, non-recurring revenues, (g) Rent paid by or on behalf of any lessee under a Space Lease which is the subject of any proceeding or action relating to its bankruptcy, reorganization or other arrangement pursuant to the Bankruptcy Code or any similar federal or state law or which has been adjudicated a bankrupt or insolvent unless such Space Lease has been affirmed by the trustee in such proceeding or action, (h) Rent paid by or on behalf of any lessee under a Space Lease the demised premises of which are not occupied either by such lessee or by a sublessee thereof (i) Rent paid by or on behalf of any lessee under a Space Lease in whole or partial consideration for the termination of any Space Lease, or (j) sales tax rebates from any Governmental Authority.

      "Operation and Maintenance Expense Sub-Account" shall mean the Sub-Account of the Central Account established pursuant to Section 5.02 hereof and maintained pursuant to Section 5.09 hereof relating to the payment of Operating Expenses (exclusive of Basic Carrying Costs).

      "Pad Owners" shall mean any owner of any fee interest in property contiguous to or surrounded by the Property who has entered into or is subject to a reciprocal easement agreement or other agreement or agreements with Borrower either (a) in connection with an existing or potential improvement on such property or (b) relating to or affecting the Property.

      "Payment Date" shall mean, with respect to each month, the first (1st) calendar day in such month, or if such day is not a Business Day, the next following Business Day.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation established under ERISA, or any successor thereto.

      "Permitted Encumbrances" shall have the meaning set forth in Section 2.05(a) hereof.

      "Person" shall mean any individual, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

      "Plan" shall mean an employee benefit or other plan established or maintained by Borrower, Guarantor or any ERISA Affiliate during the five-year period ended prior to the date of this Security Instrument or to which Borrower, Guarantor or any ERISA Affiliate makes, is obligated to make or has, within the five year period ended prior to the date of this Security Instrument, been required to make contributions (whether or not covered by Title IV of ERISA or Section 302 of ERISA or Section 401(a) or 412 of the Code), other than a Multiemployer Plan.

      "Premises" shall have the meaning set forth in granting clause (a) of this Security Instrument.

      "Principal Amount" shall mean the Loan Amount as such amount may be reduced from time to time pursuant to the terms of this Security Instrument, the Note or the other Loan Documents.

      "Principal Payments" shall mean all payments of principal made pursuant to the terms of the Note.

      "Prohibited Person" means any Person identified on the OFAC List or any other Person or foreign country or agency thereof with whom a U.S. Person may not conduct business or transactions by prohibition of Federal law or Executive Order of the President of the United States of America.

      "Property" shall have the meaning set forth in the granting clauses of this Security Instrument.

      "Property Agreements" shall mean all agreements, grants of easements and/or rights-of-way, reciprocal easement agreements, permits, declarations of covenants, conditions and restrictions, disposition and development agreements, planned unit development agreements, management or parking agreements, party wall agreements or other instruments affecting the Property, including, without limitation any agreements with Pad Owners, but not including any brokerage agreements, management agreements, service contracts, Space Leases or the Loan Documents.

      "Rating Agency" shall mean each of Standard & Poor's Ratings Services, Inc., a division of The McGraw-Hill Company, Inc. ("Standard & Poor's"), Fitch, Inc., and Moody's Investors Service, Inc. ("Moody's"), and any successor to any of them; provided, however, that at any time after a Securitization, "Rating Agency" shall mean those of the foregoing rating agencies that from time to time rate the securities issued in connection with such Securitization.

      "Realty" shall have the meaning set forth in Section 2.05(b) hereof.

      "Recurring Replacement Expenditures" shall mean expenditures related to capital repairs, replacements and improvements performed at the Property from time to time.

      "Recurring Replacement Reserve Monthly Installment" shall mean the amount per month set forth on EXHIBIT B attached hereto and made a part hereof. Notwithstanding the foregoing, provided that no Trigger Event has occurred and is continuing and that a sum equal to not less than the Initial Recurring Replacement Reserve Deposit is on deposit in the Recurring Replacement Reserve Sub-Account, the Recurring Replacement Reserve Monthly Installment shall be $0.

      "Recurring Replacement Reserve Sub-Account" shall mean the Sub-Account of the Central Account established pursuant to Section 5.02 hereof and maintained pursuant to Section 5.08 hereof relating to the payment of Recurring Replacement Expenditures.

      "Release" shall mean a release of this Security Instrument in recordable form with respect to the Property.

      "Release Price" shall mean an amount equal to the sum of (i) one hundred percent (100%) of the Allocated Loan Amount, plus (ii) twenty-five percent (25%) of the Initial Allocated Loan Amount.

      "Rent Account" shall mean an Eligible Account, maintained at the Rent Account Bank, in the joint names of Lessee and Lender or its successors or assigns (as secured party) as may be designated by Lender.

      "Rent Account Bank" shall mean the bank in which the Rent Account is located.

      "Rents" shall have the meaning set forth in granting clause (f) of this Security Instrument.

      "Rent Roll" shall have the meaning set forth in Section 2.05 (o) hereof.

      "Required Debt Service Coverage" shall mean a Debt Service Coverage of not less than 1.10:1.

      "Required Debt Service Payment" shall mean, as of any Payment Date, the amount of interest and principal then due and payable pursuant to the Note, together with any other sums due thereunder, including, without limitation, any prepayments required to be made or for which notice has been given under this Security Instrument, Default Rate Interest and premium, if any, paid in accordance therewith.

      "Required Engineering Work" shall have the meaning set forth in Section
5.02 hereof.

      "Retention Amount" shall have the meaning set forth in Section 3.04(b)(vii) hereof.

      "Scheduled Defeasance Payments" shall mean:

            (a) with respect to a defeasance of the Loan in whole, payments on or prior to, but as close as possible to (i) each scheduled Payment Date, after the date of defeasance and through and including the Maturity Date, upon which interest payments or interest and Principal Payments are required under the Loan Documents and in amounts equal to the scheduled payments due on such dates under the Loan Documents and (ii) the Maturity Date, of the Principal Amount and any accrued and unpaid interest thereon; or

            (b) with respect to any defeasance of the Loan in part, payments on or prior to, but as close as possible to, (i) each scheduled Payment Date after the date of defeasance through and including the Maturity Date, of a proportionate share (based on the percentage of outstanding principal prior to the defeasance represented by the amount of principal defeased) of the monthly installments of principal and interest due on such dates under the Loan Documents and (ii) the Maturity Date, of the unpaid portion of the portion of the Principal Amount so defeased and any accrued and unpaid interest thereon.

      "Securities Act" shall mean the Securities Act of 1933, as the same shall be amended from time to time.

      "Securitization" shall mean a public or private offering of securities by Lender or any of its Affiliates or their respective successors and assigns which are collateralized, in whole or in part, by this Security Instrument.

      "Security Agreement" shall have the meaning set forth in Section 15.01 hereof.

      "Security Deposit Account" shall have the meaning set forth in Section
5.01 hereof.

      "Security Instrument" shall mean this Security Instrument as originally executed or as it may hereafter from time to time be supplemented, amended, modified or extended by one or more indentures supplemental hereto.

      "Single Purpose Entity" shall mean a corporation, partnership, joint venture, limited liability company, trust or unincorporated association, which is formed or organized solely for the purpose of holding, directly, an ownership interest in the Property and the other properties encumbered by the Cross-collateralized Mortgages or, with respect to General Partner, holding an ownership interest in and managing a Person which holds an ownership interest in the Property, does not engage in any business unrelated to the Property, does not have any assets other than those related to its interest in the Property or any indebtedness other than as permitted by this Security Instrument or the other Loan Documents, has its own separate books and records and has its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person, holds itself out as being a Person separate and apart from any other Person and which otherwise satisfies the criteria of the Rating Agency, as in effect on the Closing Date, for a special-purpose bankruptcy-remote entity.

      "Solvent" shall mean, as to any Person, that (a) the sum of the assets of such Person, at a fair valuation, exceeds its liabilities, including contingent liabilities, (b) such Person has sufficient capital with which to conduct its business as presently conducted and as proposed to be conducted and (c) such Person has not incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this definition, "debt" means any liability on a claim, and "claim" means (a) a right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (b) a right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured. With respect to any such contingent liabilities, such liabilities shall be computed in accordance with GAAP at the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

      "Space Leases" shall mean any Lease or sublease thereunder (including, without limitation, any Major Space Lease) or any other agreement providing for the use and occupancy of a portion of the Property as the same may be amended, renewed or supplemented.

      "State" shall mean any of the states which are members of the United States of America.

      "Stated Maturity", when used with respect to the Note or any installment of interest and/or principal payment thereunder, shall mean the date specified in the Note as the fixed date on which a payment of all or any portion of principal and/or interest is due and payable.

      "Sub-Accounts" shall have the meaning set forth in Section 5.02 hereof.

      "Substantial Casualty" shall have the meaning set forth in Section 3.04 hereof.

      "Taking" shall mean a condemnation or taking pursuant to the lawful exercise of the power of eminent domain.

      "Total GLA" shall mean the total gross leasable area of the Property, including all Space Leases.

      "Transfer" shall mean the conveyance, assignment, sale, mortgaging, encumbrance, pledging, hypothecation, granting of a security interest in, granting of options with respect to, or other disposition of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) all or any portion of any legal or beneficial interest (a) in all or any portion of the Property (other than easements that do not have a Material Adverse Effect and which are entered into in accordance with the terms of this Security Instrument and Leases entered into by Borrower in the ordinary course of Borrower's business); (b) if Borrower or, if Borrower is a partnership, any General Partner, is a corporation, in the stock of Borrower or any General Partner; (c) in Borrower (or any trust of which Borrower is a trustee); or (d) if Borrower is a limited or general partnership, joint venture, limited liability company, trust, nominee trust, tenancy in common or other unincorporated form of business association or form of ownership interest, in any Person having a legal or beneficial ownership in Borrower, excluding any legal or beneficial interest in any constituent limited partner, if Borrower is a limited partnership, or in any non-managing member, if Borrower is a limited liability company, unless such interest would, or together with all other direct or indirect interests in Borrower which were previously transferred, aggregate 49% or more of the partnership or membership, as applicable, interest in Borrower or would result in any Person who, as of the Closing Date, did not own, directly or indirectly, 49% or more of the partnership or membership, as applicable, interest in Borrower owning, directly or indirectly, 49% or more of the partnership or membership, as applicable, interest in Borrower and excluding any legal or beneficial interest in any General Partner unless such interest would, or together with all other direct or indirect interest in the General Partner which were previously transferred, aggregate 49% or more of the partnership or membership, as applicable, interest in the General Partner (or result in a change in control of the management of the General Partner from the individuals exercising such control immediately prior to the conveyance or other disposition of such legal or beneficial interest) and shall also include, without limitation to the foregoing, the following: an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof or any interest therein for a price to be paid in installments; an agreement by Borrower leasing all or substantially all of the Property to one or more Persons pursuant to a single or related transactions, or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rent; any instrument subjecting the Property to a condominium regime or transferring ownership to a cooperative corporation; and the dissolution or termination of Borrower or the merger or consolidation of Borrower with any other Person; provided, however that "Transfer" shall not include (a) transfers made by devise or descent or by operation of law upon the death of a partner, member or shareholder of Borrower or General Partner or any Person owning a direct or indirect legal or beneficial interest in Borrower or General Partner if (i) written notice of any transfer pursuant to this proviso is given to Lender together with such documents relating to the transfer as Lender may reasonably require, (ii) control over the management and operation of the Property is retained by AMERCO (the "Original Principals", whether one or more) and (iii) no such transfer, death or other event has any adverse effect either on the Single Purpose Entity status of Borrower under the requirements of any Rating Agency or on the status of Borrower as a continuing legal entity liable for the payment of the Debt and the performance of all other obligations secured hereby, nor (b) subject to the provisions of clauses (i) through (iii) above and provided, that
(i) any inter vivos transfer of all or any portion of the Property or any inter vivos transfer or issuance of capital stock (or other ownership interests) in Borrower or General Partner is made in connection with Original Principals' bona fide, good faith estate planning, (ii) Original Principals do not transfer in excess of 49% of their direct or indirect ownership interest in Borrower and
(iii) the Person(s) with Control of Borrower or the management of the Property are (x) the same Person(s) who had such Control and management rights immediately prior to the transfer in question, or (y) reasonably acceptable to Lender, (i) an inter vivos or testamentary transfer of all or any portion of the ownership interest in Borrower to one or more family members of Original Principals or a trust in which all of the beneficial interest is held by one or more family members of Original Principals or a partnership, limited liability company, corporation or other legal entity in which a majority of the capital and profits interests are held by one or more family members of Original Principals, or (ii) any inter vivos or testamentary transfer or issuance of capital stock (or other ownership interests) in the General Partner to one or more family members of Original Principals, a trust in which all of the beneficial interest is held by one or more family members of Original Principals or a partnership, limited liability company, corporation or other legal entity in which a majority of the capital and profits interests are held by one or more family members of Original Principals. As used herein, "family members" shall include spouses, children and grandchildren and any lineal descendants.

      "Treasury Constant Maturity Yield Index" shall mean the average yield for "This Week" as reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519).

      "Trigger Event" shall mean the earliest to occur of (a) an Event of Default or (b) the date on which the Aggregate Debt Service Coverage, as determined by Lender in its sole and absolute discretion, shall fall below 1.15:1.0 for the trailing twelve (12) month period.

      "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State in which the Realty is located.

      "Undefeased Note" shall have the meaning set forth in Section 15.01 hereof.

      "Unscheduled Payments" shall mean (a) all Loss Proceeds that Borrower has elected or is required to apply to the repayment of the Debt pursuant to this Security Instrument, the Note or any other Loan Documents, (b) any funds representing a voluntary or involuntary principal prepayment other than scheduled Principal Payments and (c) any Net Proceeds

      "Use Requirements" shall mean any and all building codes, permits, certificates of occupancy or compliance, laws, regulations, or ordinances (including, without limitation, health, pollution, fire protection, medical and day-care facilities, waste product and sewage disposal regulations), restrictions of record, easements, reciprocal easements, declarations or other agreements affecting the use of the Property or any part thereof.

      "Welfare Plan" shall mean an employee welfare benefit plan as defined in
Section 3(1) of ERISA established or maintained by Borrower, Guarantor or any ERISA Affiliate or that covers any current or former employee of Borrower, Guarantor or any ERISA Affiliate.

      "Work" shall have the meaning set forth in Section 3.04(a)(i) hereof.

                       ARTICLE II: COVENANTS, WARRANTIES
                        AND REPRESENTATIONS OF BORROWER

      Section 2.01. Payment of Debt. Borrower will pay the Debt at the time and in the manner provided in the Note and the other Loan Documents, all in lawful money of the United States of America in immediately available funds.

      Section 2.02. Representations, Warranties and Covenants of Borrower. Borrower represents and warrants to and covenants with Lender:

      (a) Organization and Authority. Borrower (i) is a limited liability company, general partnership, limited partnership or corporation, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (ii) has all requisite power and authority and all necessary licenses and permits to own and operate the Property and to carry on its business as now conducted and as presently proposed to be conducted and (iii) is duly qualified, authorized to do business and in good standing in the jurisdiction where the Property is located and in each other jurisdiction where the conduct of its business or the nature of its activities makes such qualification necessary, or if not qualified or authorized to do business under such jurisdictions, will become qualified and authorized in such jurisdictions within ninety (90) days of the date hereof. If Borrower is a limited liability company, limited partnership or general partnership, each general partner or managing member, as applicable, of Borrower which is a corporation is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

      (b) Power. Borrower and, if applicable, each General Partner has full power and authority to execute, deliver and perform, as applicable, the Loan Documents to which it is a party, to make the borrowings thereunder, to execute and deliver the Note and to grant to Lender a first, prior, perfected and continuing lien on and security interest in the Property, subject only to the Permitted Encumbrances.

      (c) Authorization of Borrowing. The execution, delivery and performance of the Loan Documents to which Borrower is a party, the making of the borrowings thereunder, the execution and delivery of the Note, the grant of the liens on the Property pursuant to the Loan Documents to which Borrower is a party and the consummation of the Loan are within the powers of Borrower and have been duly authorized by Borrower and, if applicable, the General Partners, by all requisite action (and Borrower hereby represents that no approval or action of any member, limited partner or shareholder, as applicable, of Borrower is required to authorize any of the Loan Documents to which Borrower is a party) and will constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, except as enforcement may be stayed or limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in proceedings at law or in equity) and will not (i) violate any provision of its partnership agreement or partnership certificate or certificate of incorporation or by-laws, or operating agreement, certificate of formation or articles of organization, as applicable, or, to its knowledge, any law, judgment, order, rule or regulation of any court, arbitration panel or other Governmental Authority, domestic or foreign, or other Person affecting or binding upon Borrower or the Property, or (ii) violate any provision of any indenture, agreement, mortgage, deed of trust, contract or other instrument to which Borrower or, if applicable, any General Partner is a party or by which any of their respective property, assets or revenues are bound, or be in conflict with, result in an acceleration of any obligation or a breach of or constitute (with notice or lapse of time or both) a default or require any payment or prepayment under, any such indenture, agreement, mortgage, deed of trust, contract or other instrument, or (iii) result in the creation or imposition of any lien, except those in favor of Lender as provided in the Loan Documents to which it is a party.

      (d) Consent. Neither Borrower nor, if applicable, any General Partner, is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority or other agency in connection with or as a condition to the execution, delivery or performance of this Security Instrument, the Note or the other Loan Documents which has not been so obtained or filed.

      (e) Intentionally Omitted.

      (f) Other Agreements. Borrower is not a party to nor is otherwise bound by any agreements or instruments which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect. Neither Borrower nor, if applicable, any General Partner, is in violation of its organizational documents or other restriction or any agreement or instrument by which it is bound, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or Governmental Authority, or any Legal Requirement, in each case, applicable to Borrower or the Property, except for such violations that would not, individually or in the aggregate, have a Material Adverse Effect.

      (g) Maintenance of Existence. (i) Borrower and, if applicable, each General Partner at all times since their formation have been duly formed and existing and shall preserve and keep in full force and effect their existence as a Single Purpose Entity.

            (ii) Borrower and, if applicable, each General Partner, at all times since their organization have complied, and will continue to comply, with the provisions of its certificate and agreement of partnership or certificate of incorporation and by-laws or articles of organization, certificate of formation and operating agreement, as applicable, and the laws of its jurisdiction of organization relating to partnerships, corporations or limited liability companies, as applicable.

            (iii) Borrower and, if applicable, each General Partner have done or caused to be done and will do all things necessary to observe organizational formalities and preserve their existence and Borrower and, if applicable, each General Partner will not amend, modify or otherwise change the certificate and agreement of partnership or certificate of incorporation and by-laws or articles of organization, certificate of formation and operating agreement, as applicable, or other organizational documents of Borrower and, if applicable, each General Partner without the prior written consent of Lender.

            (iv) Borrower and, if applicable, each General Partner, have at all times accurately maintained, and will continue to accurately maintain, their respective financial statements, accounting records and other partnership, company or corporate documents separate from those of any other Person and Borrower will file its own tax returns or, if Borrower and/or, if applicable, General Partner is part of a consolidated group for purposes of filing tax returns, Borrower and, General Partner, as applicable will be shown as separate members of such group. Borrower and, if applicable, each General Partner have not at any time since their formation commingled, and will not commingle, their respective assets with those of any other Person, other than funds deposited into the "U-Haul Concentration Account" and funds deposited into local bank accounts, provided that the Insolvency Opinion has concluded that such commingling will not result in a substantive consolidation of Borrower with any other Person, and will maintain on a ledger basis their assets in such a manner such that it will not be costly or difficult to segregate, ascertain or identify their individual assets from those of any other Person. Borrower and, if applicable, each General Partner have at all times since their formation accurately maintained and utilized, and will continue to accurately maintain and utilize, their own separate bank accounts (unless the Insolvency Opinion has concluded that the failure to have separate bank accounts will not result in a substantive consolidation of Borrower with any other Person), payroll and separate books of account, stationery, invoices and checks, if any.

            (v) Borrower and, if applicable, each General Partner, have at all times paid, and will continue to pay, their own liabilities from their own separate assets and shall each allocate and charge fairly and reasonably any overhead which Borrower and, if applicable, any General Partner, shares with any other Person, including, without limitation, for office space and services performed by any employee of another Person.

            (vi) Borrower and, if applicable, each General Partner, have at all times identified themselves, and will continue to identify themselves, in all dealings with the public, under their own names and as separate and distinct entities and shall correct any known misunderstanding regarding their status as separate and distinct entities. Borrower and, if applicable, each General Partner, have not at any time identified themselves, and will not identify themselves, as being a division of any other Person.

            (vii) Borrower and, if applicable, each General Partner, have been at all times, and will continue to be, adequately capitalized in light of the nature of their respective businesses.

            (viii) Borrower and, if applicable, each General Partner, (A) have not owned, do not own and will not own any assets or property other than, with respect to Borrower, the Property and any incidental personal property necessary for the ownership, management or operation of the Property and, with respect to General Partner, if applicable, its interest in Borrower, (B) have not engaged and will not engage in any business other than the ownership, management and operation of the Property or, with respect to General Partner, if applicable, its interest in Borrower,
      (C) have not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than
      (X) the Loan, (Y) unsecured trade and operational debt which (1) is not evidenced by a note, (2) is incurred in the ordinary course of the operation of the Property, (3) does not exceed in the aggregate three percent (3%) of the Allocated Loan Amount for the Property and (4) is, unless being contested in accordance with the terms of this Security Instrument, paid prior to the earlier to occur of the thirtieth (30th) day after the date incurred and the date when due, and (Z) with respect to the General Partner, the Mez Loan, (D) have not pledged and will not pledge their assets for the benefit of any other Person other than, with respect to the Mez Loan, the pledge by each General Partner of its interest in Borrower, and (E) have not made and will not make any loans or advances to any Person (including any Affiliate).

            (ix) Neither Borrower nor, if applicable, any General Partner will change its name or principal place of business.

            (x) Neither Borrower nor, if applicable, any General Partner has, and neither of such Persons will have, any subsidiaries.

            (xi) Borrower will preserve and maintain its existence as a Delaware limited liability company and all material rights, privileges, tradenames and franchises.

            (xii) Neither Borrower, nor, if applicable, any General Partner, will merge or consolidate with, or sell all or substantially all of its respective assets to any Person, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution). Neither Borrower, nor, if applicable, any General Partner will acquire any business or assets from, or capital stock or other ownership interest of, or be a party to any acquisition of, any Person.

            (xiii) Borrower and, if applicable, each General Partner, have not at any time since their formation assumed, guaranteed or held themselves out to be responsible for, and will not assume, guarantee or hold themselves out to be responsible for the liabilities or the decisions or actions respecting the daily business affairs of their partners, shareholders or members or any predecessor company, corporation or partnership, each as applicable, any Affiliates, or any other Persons. Borrower has not at any time since its formation acquired, and will not acquire, obligations or securities of its partners or shareholders, members or any predecessor company, corporation or partnership, each as applicable, or any Affiliates. Borrower and, if applicable, each General Partner, have not at any time since their formation made, and will not make, loans to its partners, members or shareholders or any predecessor company, corporation or partnership, each as applicable, or any Affiliates of any of such Persons. Borrower and, if applicable, each General Partner, have no known contingent liabilities nor do they have any material financial liabilities under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Person is a party or by which it is otherwise bound other than under the Loan Documents and, with respect to each General Partner, the Mez Loan.

            (xiv) Borrower has not at any time since its formation entered into and was not a party to, and, will not enter into or be a party to, any transaction with its Affiliates, members, partners or shareholders, as applicable, or any Affiliates thereof except in the ordinary course of business of Borrower on terms which are no less favorable to Borrower than would be obtained in a comparable arm's length transaction with an unrelated third party.

            (xv) If Borrower is a limited partnership or a limited liability company, the General Partner shall be a corporation or limited liability company whose sole asset is its interest in Borrower and the General Partner will at all times comply, and will cause Borrower to comply, with each of the representations, warranties, and covenants contained in this
      Section 2.02(g) as if such representation, warranty or covenant was made directly by such General Partner.

            (xvi) Borrower shall at all times cause there to be at least one (1) duly appointed member of the board of directors or board of managers or other governing board or body, as applicable (an "Independent Director"), of, if Borrower is a corporation, Borrower, and, if Borrower is a limited partnership or limited liability company, of the General Partner, reasonably satisfactory to Lender who shall not have been at the time of such individual's appointment, and may not be or have been at any time (A) a shareholder, officer, director, attorney, counsel, partner, member or employee of Borrower or any of the foregoing Persons or Affiliates thereof, (B) a customer or creditor of, or supplier or service provider to, Borrower or any of its shareholders, partners, members or their Affiliates, (C) a member of the immediate family of any Person referred to in (A) or (B) above or (D) a Person Controlling, Controlled by or under common Control with any Person referred to in (A) through (C) above. A natural person who otherwise satisfies the foregoing definition except for being the Independent Director of a Single Purpose Entity Affiliated with Borrower or General Partner shall not be disqualified from serving as an Independent Director if such individual is at the time of initial appointment, or at any time while serving as the Independent Director, an Independent Director of a Single Purpose Entity Affiliated with Borrower or General Partner if such individual is an independent director provided by a nationally-recognized company that provides professional independent directors.

            (xvii) Borrower and, if applicable, each General Partner, shall not cause or permit the board of directors or board of managers or other governing board or body, as applicable, of Borrower or, if applicable, each General Partner, to take any action which, under the terms of any certificate of incorporation, by-laws or articles of organization with respect to any common stock, requires a vote of the board of directors of Borrower, or, if applicable, the General Partner, unless at the time of such action there shall be at least one member who is an Independent Director.

            (xviii) Borrower and, if applicable, each General Partner shall pay the salaries of their own employees and maintain a sufficient number of employees in light of their contemplated business operations.

            (xix) Borrower shall, and shall cause its Affiliates to, conduct its business so that the assumptions made with respect to Borrower in that certain opinion letter relating to substantive non-consolidation dated the date hereof (the "Insolvency Opinion") delivered in connection with the Loan shall be true and correct in all respects.

Notwithstanding anything to the contrary contained in this Section 2.02(g), provided Borrower is a Delaware single member limited liability company which satisfies the single purpose bankruptcy remote entity requirements of each Rating Agency for a single member limited liability company, the foregoing provisions of this Section 2.02(g) shall not apply to the General Partner.

      (h) No Defaults. No Default or Event of Default has occurred and is continuing or would occur as a result of the consummation of the transactions contemplated by the Loan Documents. Borrower is not in default in the payment or performance of any of its Contractual Obligations in any respect.

      (i) Consents and Approvals. Borrower and, if applicable, each General Partner, have obtained or made all necessary (i) consents, approvals and authorizations, and registrations and filings of or with all Governmental Authorities and (ii) consents, approvals, waivers and notifications of partners, stockholders, members creditors, lessors and other nongovernmental Persons, in each case, which are required to be obtained or made by Borrower or, if applicable, the General Partner, in connection with the execution and delivery of, and the performance by Borrower of its obligations under, the Loan Documents.

      (j) Investment Company Act Status, etc. Borrower is not (i) an "investment company," or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

      (k) Compliance with Law. Borrower is in compliance in all material respects with all Legal Requirements to which it or the Property is subject, including, without limitation, all Environmental Statutes, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act and ERISA. No portion of the Property has been or will be purchased, improved, fixtured, equipped or furnished with proceeds of any illegal activity and to the best of Borrower's knowledge, no illegal activities are being conducted at or from the Property.

      (l) Financial Information. All financial data that has been delivered by Borrower to Lender (i) is true, complete and correct in all material respects,
(ii) accurately represents the financial condition and results of operations of the Persons covered thereby as of the date on which the same shall have been furnished, and (iii) has been prepared in accordance with GAAP (or such other accounting basis as is reasonably acceptable to Lender) throughout the periods covered thereby. As of the date hereof, neither Borrower nor, if applicable, any General Partner, has any contingent liability, liability for taxes or other unusual or forward commitment not reflected in such financial statements delivered to Lender. Since the date of the last financial statements delivered by Borrower to Lender except as otherwise disclosed in such financial statements or notes thereto, there has been no change in the assets, liabilities or financial position of Borrower nor, if applicable, any General Partner, or in the results of operations of Borrower which would have a Material Adverse Effect. Neither Borrower nor, if applicable, any General Partner, has incurred any obligation or liability, contingent or otherwise not reflected in such financial statements which would have a Material Adverse Effect.

      (m) Transaction Brokerage Fees. Borrower has not dealt with any financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Security Instrument. All brokerage fees, commissions and other expenses payable in connection with the transactions contemplated by the Loan Documents have been paid in full by Borrower contemporaneously with the execution of the Loan Documents and the funding of the Loan. Borrower hereby agrees to indemnify and hold Lender harmless for, from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from (i) a claim by any Person that such Person acted on behalf of Borrower in connection with the transactions contemplated herein or (ii) any breach of the foregoing representation. The provisions of this subsection (m) shall survive the repayment of the Debt.

      (n) Federal Reserve Regulations. No part of the proceeds of the Loan will be used for the purpose of "purchasing" or "carrying" any "margin stock" within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulations T, U or X or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of the Loan Documents.

      (o) Pending Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of Borrower, threatened against or affecting Borrower or the Property in any court or before any Governmental Authority which if adversely determined either individually or collectively has or is reasonably likely to have a Material Adverse Effect.

      (p) Solvency; No Bankruptcy. Each of Borrower and, if applicable, the General Partner, (i) is and has at all times been Solvent and will remain Solvent immediately upon the consummation of the transactions contemplated by the Loan Documents and (ii) is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors and is not contemplating the filing of a petition under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of such Person's assets or property and Borrower has no knowledge of any Person contemplating the filing of any such petition against it or, if applicable, the General Partner. None of the transactions contemplated hereby will be or have been made with an intent to hinder, delay or defraud any present or future creditors of Borrower and Borrower has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Borrower's assets do not, and immediately upon consummation of the transaction contemplated in the Loan Documents will not, constitute unreasonably small capital to carry out its business as presently conducted or as proposed to be conducted. Borrower does not intend to, nor believe that it will, incur debts and liabilities beyond its ability to pay such debts as they may mature.

      (q) Use of Proceeds. The proceeds of the Loan shall be applied by Borrower to, inter alia, (i) satisfy certain mortgage loans presently encumbering all or a part of the Property, (ii) pay certain transaction costs incurred by Borrower in connection with the Loan and (iii) for operating capital. No portion of the proceeds of the Loan will be used for family, personal, agricultural or household use.

      (r) Tax Filings. Borrower and, if applicable, each General Partner, have filed all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Borrower and, if applicable, the General Partners. Borrower and, if applicable, the General Partners, believe that their respective tax returns properly reflect the income and taxes of Borrower and said General Partner, if any, for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit.

      (s) Not Foreign Person. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

      (t) ERISA. (i) The assets of Borrower and Guarantor are not and will not become treated as "plan assets", whether by operation of law or under regulations promulgated under ERISA. Each Plan and Welfare Plan, and, to the knowledge of Borrower, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, its terms and the applicable provisions of ERISA, the Code and any other applicable Legal Requirement, and no event or condition has occurred and is continuing as to which Borrower would be under an obligation to furnish a report to Lender under clause (ii)(A) of this Section. Other than an application for a favorable determination letter with respect to a Plan, there are no pending issues or claims before the Internal Revenue Service, the United States Department of Labor or any court of competent jurisdiction related to any Plan or Welfare Plan under which Borrower, Guarantor or any ERISA Affiliate, directly or indirectly (through an indemnification agreement or otherwise), could be subject to any material risk of liability under Section 409 or 502(i) of ERISA or Section 4975 of the Code. No Welfare Plan provides or will provide benefits, including, without limitation, death or medical benefits (whether or not insured) with respect to any current or former employee of Borrower, Guarantor or any ERISA Affiliate beyond his or her retirement or other termination of service other than (A) coverage mandated by applicable law, (B) death or disability benefits that have been fully provided for by fully paid up insurance or (C) severance benefits.

            (ii) Borrower will furnish to Lender as soon as possible, and in any event within ten (10) days after Borrower knows or has reason to believe that any of the events or conditions specified below with respect to any Plan, Welfare Plan or Multiemployer Plan has occurred or exists, an Officer's Certificate setting forth details respecting such event or condition and the action, if any, that Borrower or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC (or any other relevant Governmental Authority)) by Borrower or an ERISA Affiliate with respect to such event or condition, if such report or notice is required to be filed with the PBGC or any other relevant Governmental Authority:

                  (A) any reportable event, as defined in Section 4043 of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code and of Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with
            Section 412(d) of the Code), and any request for a waiver under
            Section 412(d) of the Code for any Plan;

                  (B) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by Borrower or an ERISA Affiliate to terminate any Plan;

                  (C) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                  (D) the complete or partial withdrawal from a Multiemployer
            Plan by Borrower or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                  (E) the institution of a proceeding by a fiduciary of any
            Multiemployer Plan against Borrower or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within thirty (30) days;

                  (F) the adoption of an amendment to any Plan that, pursuant to
            Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if Borrower or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections; or

                  (G) the imposition of a lien or a security interest in
            connection with a Plan.

            (iii) Borrower shall not knowingly engage in or permit any transaction in connection with which Borrower, Guarantor or any ERISA Affiliate could be subject to either a civil penalty or tax assessed pursuant to Section 502(i) or 502(l) of ERISA or Section 4975 of the Code, permit any Welfare Plan to provide benefits, including without limitation, medical benefits (whether or not insured), with respect to any current or former employee of Borrower, Guarantor or any ERISA Affiliate beyond his or her retirement or other termination of service other than (A) coverage mandated by applicable law, (B) death or disability benefits that have been fully provided for by paid up insurance or otherwise or (C) severance benefits, permit the assets of Borrower or Guarantor to become "plan assets", whether by operation of law or under regulations promulgated under ERISA or adopt, amend (except as may be required by applicable law) or increase the amount of any benefit or amount payable under, or permit any ERISA Affiliate to adopt, amend (except as may be required by applicable law) or increase the amount of any benefit or amount payable under, any employee benefit plan (including, without limitation, any employee welfare benefit plan) or other plan, policy or arrangement, except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits expense to Borrower, Guarantor or any ERISA Affiliate.

      (u) Labor Matters. No organized work stoppage or labor strike is pending or threatened by employees or other laborers at the Property and (i) Borrower
(A) is not involved in or threatened with any labor dispute, grievance or litigation relating to labor matters involving any employees and other laborers at the Property, including, without limitation, violation of any federal, state or local labor, safety or employment laws (domestic or foreign) and/or charges of unfair labor practices or discrimination complaints; (B) has not engaged in any unfair labor practices within the meaning of the National Labor Relations Act or the Railway Labor Act; and (C) is not a party to, or bound by, any collective bargaining agreement or union contract with respect to employees and other laborers at the Property and no such agreement or contract is currently being negotiated by Borrower, Manager or any of their Affiliates; and (ii) Manager (A) is not involved in or threatened with any labor dispute, grievance or litigation relating to labor matters involving any employees and other laborers at the Property, including, without limitation, violation of any federal, state or local labor, safety or employment laws (domestic or foreign) and/or charges of unfair labor practices or discrimination complaints; (B) has not engaged in any unfair labor practices at the Property within the meaning of the National Labor Relations Act or the Railway Labor Act; and (C) is not a party to, or bound by, any collective bargaining agreement or union contract with respect to employees and other laborers at the Property and no such agreement or contract is currently being negotiated by Borrower, Manager or any of their Affiliates.

      (v) Borrower's Legal Status. Borrower's exact legal name that is indicated on the signature page hereto, organizational identification number and place of business or, if more than one, its chief executive office, as well as Borrower's mailing address, if different, which were identified by Borrower to Lender and contained in this Security Instrument, are true, accurate and complete. Borrower
(i) will not change its name, its place of business or, if more than one place of business, its chief executive office, or its mailing address or organizational identification number if it has one without giving Lender at least thirty (30) days prior written notice of such change, (ii) if Borrower does not have an organizational identification number and later obtains one, Borrower shall promptly notify Lender of such organizational identification number and (iii) Borrower will not change its type of organization, jurisdiction of organization or other legal structure.

      (w) Compliance with Anti-Terrorism, Embargo and Anti-Money Laundering Laws. (i) None of Borrower, General Partner, any Guarantor, or any Person who owns any equity interest in or Controls Borrower, General Partner or any Guarantor currently is identified on the OFAC List or otherwise qualifies as a Prohibited Person, and Borrower has implemented procedures, approved by General Partner, to ensure that no Person who now or hereafter owns an equity interest in Borrower or General Partner is a Prohibited Person or Controlled by a Prohibited Person, (ii) no proceeds of the Loan will be used to fund any operations in, finance any investments or activities in or make any payments to, Prohibited Persons, and (iii) none of Borrower, General Partner, or any Guarantor are in violation of any Legal Requirements relating to anti-money laundering or anti-terrorism, including, without limitation, Legal Requirements related to transacting business with Prohibited Persons or the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, U.S. Public Law 107-56, and the related regulations issued thereunder, including temporary regulations, all as amended from time to time. No tenant at the Property currently is identified on the OFAC List or otherwise qualifies as a Prohibited Person, and, to the best of Borrower's knowledge, no tenant at the Property is owned or Controlled by a Prohibited Person. Borrower has determined that Manager has implemented procedures, approved by Borrower, to ensure that no tenant at the Property is a Prohibited Person or owned or Controlled by a Prohibited Person.

      Section 2.03. Further Acts, etc. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages or deeds of trust, as applicable, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument and, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments to evidence more effectively the lien hereof upon the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of protecting, perfecting, preserving and realizing upon the interests granted pursuant to this Security Instrument and to effect the intent hereof, all as fully and effectually as Borrower might or could do; and Borrower hereby ratifies all that Lender shall lawfully do or cause to be done by virtue hereof. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other applicable Loan Document, Borrower will issue, in lieu thereof, a replacement Note or other applicable Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

      Section 2.04. Recording of Security Instrument, etc. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully protect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Security Instrument, any mortgage or deed of trust, as applicable, supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any mortgage or deed of trust, as applicable, supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, except where prohibited by law to do so, in which event Lender may declare the Debt to be immediately due and payable. Borrower shall hold harmless and indemnify Lender and its successors and assigns, against any liability incurred as a result of the imposition of any tax on the making and recording of this Security Instrument.

      Section 2.05. Representations, Warranties and Covenants Relating to the Property. Borrower represents and warrants to and covenants with Lender with respect to the Property as follows:

      (a) Lien Priority. This Security Instrument is a valid and enforceable first lien on the Property, free and clear of all encumbrances and liens having priority over the lien of this Security Instrument, except for office equipment such as computers, facsimile machines and copiers leased in the normal course of Borrower's business, with an aggregate value not to exceed $5,000 and except for the items set forth as exceptions to or subordinate matters in the title insurance policy insuring the lien of this Security Instrument and other items disclosed to Lender in a disclosure statement delivered by Borrower to Lender in connection with the origination of the Loan, none of which, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by this Security Instrument, materially affect the value or marketability of the Property, impair the use or operation of the Property for the use currently being made thereof or impair Borrower's ability to pay its obligations in a timely manner (such items being the "Permitted Encumbrances").

      (b) Title. Fee Owner has, subject only to the Permitted Encumbrances, good, insurable and marketable fee simple title to the Premises, Improvements and Fixtures (collectively, the "Realty") and Lessee has, subject only to Permitted Encumbrances, good, insurable and marketable leasehold title to the Realty and, in each case, to all easements and rights benefiting the Realty and has the right, power and authority to mortgage, encumber, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign, and hypothecate the Property. Borrower will preserve its interest in and title to the Property and will forever warrant and defend the same to Lender against any and all claims made by, through or under Borrower and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all Persons whomsoever claiming by, through or under Borrower. The foregoing warranty of title shall survive the foreclosure of this Security Instrument and shall inure to the benefit of and be enforceable by Lender in the event Lender acquires title to the Property pursuant to any foreclosure. In addition, there are no outstanding options or rights of first refusal to purchase the Property or Borrower's ownership thereof.

      (c) Taxes and Impositions. All taxes and other Impositions and governmental assessments due and owing in respect of, and affecting, the Property have been paid. Borrower has paid all Impositions which constitute special governmental assessments in full, except for those assessments which are permitted by applicable Legal Requirements to be paid in installments, in which case all installments which are due and payable have been paid in full. There are no pending, or to Borrower's best knowledge, proposed special or other assessments for public improvements or otherwise affecting the Property, nor are there any contemplated improvements to the Property that may result in such special or other assessments.

      (d) Casualty; Flood Zone. The Realty is in good repair and free and clear of any damage, destruction or casualty (whether or not covered by insurance) that would materially affect the value of the Realty or the use for which the Realty was intended, there exists no structural or other material defects or damages in or to the Property and Borrower has not received any written notice from any insurance company or bonding company of any material defect or inadequacies in the Property, or any part thereof, which would materially and adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond. No portion of the Premises is located in an "area of special flood hazard," as that term is defined in the regulations of the Federal Insurance Administration, Department of Housing and Urban Development, under the National Flood Insurance Act of 1968, as amended (24 CFR Section 1909.1) or Borrower has obtained the flood insurance required by
Section 3.01(a)(vi) hereof. The Premises either does not lie in a 100 year flood plain that has been identified by the Secretary of Housing and Urban Development or any other Governmental Authority or, if it does, Borrower has obtained the flood insurance required by Section 3.01(a)(vi) hereof.

      (e) Completion; Encroachment. All Improvements necessary for the efficient use and operation of the Premises, including, without limitation, all Improvements which were included for purposes of determining the appraised value of the Property in the Appraisal, have been completed and none of said Improvements lie outside the boundaries and building restriction lines of the Premises except for de-minimis encroachments on adjoining properties as disclosed in the survey provided to Lender in connection with the origination of the Loan. Except as set forth in the title insurance policy insuring the lien of this Security Instrument, no improvements on adjoining properties encroach upon the Premises.

      (f) Separate Lot. The Premises are taxed separately without regard to any other real estate and constitute a legally subdivided lot under all applicable Legal Requirements (or, if not subdivided, no subdivision or platting of the Premises is required under applicable Legal Requirements), and for all purposes may be mortgaged, encumbered, conveyed or otherwise dealt with as an independent parcel. The Property does not benefit from any tax abatement or exemption.

      (g) Use. The existence of all Improvements, the present use and operation thereof and the access of the Premises and the Improvements to all of the utilities and other items referred to in paragraph (k) below are in compliance in all material respects with all Leases affecting the Property and all applicable Legal Requirements, including, without limitation, Environmental Statutes, Development Laws and Use Requirements. Borrower has not received any notice from any Governmental Authority alleging any uncured violation relating to the Property of any applicable Legal Requirements.

      (h) Licenses and Permits. Borrower currently holds and will continue to hold all certificates of occupancy, licenses, registrations, permits, consents, franchises and approvals of any Governmental Authority or any other Person which are material for the lawful occupancy and operation of the Realty or which are material to the ownership or operation of the Property or the conduct of Borrower's business. All such certificates of occupancy, licenses, registrations, permits, consents, franchises and approvals are current and in full force and effect.

      (i) Environmental Matters. Borrower has received and reviewed the Environmental Report and has no reason to believe that the Environmental Report contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein or herein, in light of the circumstances under which such statements were made, not misleading.

      (j) Property Proceedings. There are no actions, suits or proceedings pending or threatened in any court or before any Governmental Authority or arbitration board or tribunal (i) relating to (A) the zoning of the Premises or any part thereof, (B) any certificates of occupancy, licenses, registrations, permits, consents or approvals issued with respect to the Property or any part thereof, (C) except as otherwise disclosed in writing to Lender, the condemnation of the Property or any part thereof, or (D) the condemnation or relocation of any roadways abutting the Premises required for access or the denial or limitation of access to the Premises or any part thereof from any point of access to the Premises, (ii) asserting that (A) any such zoning, certificates of occupancy, licenses, registrations, permits, consents and/or approvals do not permit the operation of any material portion of the Realty as presently being conducted, (B) any material improvements located on the Property or any part thereof cannot be located thereon or operated with their intended use or (C) the operation of the Property or any part thereof is in violation in any material respect of any Environmental Statutes, Development Laws or other Legal Requirements or Space Leases or Property Agreements or (iii) which might
(A) affect the validity or priority of any Loan Document or (B) have a Material Adverse Effect. Borrower is not aware of any facts or circumstances which may give rise to any actions, suits or proceedings described in the preceding sentence.

      (k) Utilities. The Premises has all necessary legal access to water, gas and electrical supply, storm and sanitary sewerage facilities, other required public utilities (with respect to each of the aforementioned items, by means of either a direct connection to the source of such utilities or through connections available on publicly dedicated roadways directly abutting the Premises or through permanent insurable easements benefiting the Premises), fire and police protection, parking, and means of direct access between the Premises and public highways over recognized curb cuts (or such access to public highways is through private roadways which may be used for ingress and egress pursuant to permanent insurable easements).

      (l) Mechanics' Liens. The Property is free and clear of any mechanics' liens or liens in the nature thereof, and no rights are outstanding that under law could give rise to any such liens, any of which liens are or may be prior to, or equal with, the lien of this Security Instrument, except those which are insured against by the title insurance policy insuring the lien of this Security Instrument.

      (m) Title Insurance. Lender has received a lender's title insurance policy insuring this Security Instrument as a first lien on the Realty subject only to Permitted Encumbrances.

      (n) Insurance. The Property is insured in accordance with the requirements set forth in Article III hereof.

      (o) Space Leases.

            (i) Borrower has delivered a true, correct and complete schedule of all Space Leases as of the date hereof, which accurately and completely sets forth in all material respects, for each such Space Lease, the matters set forth therein (collectively, the "Rent Roll").

            (ii) Each Space Lease constitutes the legal, valid and binding obligation of Borrower and, to the knowledge of Borrower, is enforceable against the tenant thereof. No default exists, or with the passing of time or the giving of notice would exist, (A) under any Major Space Lease or
      (B) under any other Space Leases which would, in the aggregate, have a Material Adverse Effect.

            (iii) No tenant under any Space Lease has, as of the date hereof, paid Rent more than thirty (30) days in advance except for Rent aggregating not more than five percent (5%) of the Rent receivable for such period, and the Rents under such Space Leases have not been waived, released, or otherwise discharged or compromised.

            (iv) All work to be performed by Borrower under the Space Leases has been substantially performed, all contributions to be made by Borrower to the tenants thereunder have been made except for any held-back amounts, and all other conditions precedent to each such tenant's obligations thereunder have been satisfied.

            (v) Except as previously disclosed to Lender in writing, there are no options to terminate any Major Space Lease.

            (vi) Each tenant under a Major Space Lease or such tenant's authorized subtenant is currently occupying the space demised by such Major Space Lease.

            (vii) Borrower has delivered to Lender true, correct and complete copies of all Major Space Leases described in the Rent Roll.

            (viii) Each Space Lease is in full force and effect and (except as disclosed on the Rent Roll) has not been assigned, modified, supplemented or amended in any way.

            (ix) Each tenant under each Major Space Lease is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors.

            (x) No Space Lease provides any party with the right to obtain a lien or encumbrance upon the Property superior to the lien of this Security Instrument.

      (p) Property Agreements.

            (i) Each Property Agreement other than the lease between Fee Owner and Lessee (which is terminable upon the occurrence of an Event of Default) and Permitted Encumbrances is terminable with or without cause on not less than thirty (30) days notice and is otherwise on commercially reasonable terms and consistent with the Approved Manager Standard.

            (ii) No Property Agreement provides any party with the right to obtain a lien or encumbrance upon the Property superior to the lien of this Security Instrument.

            (iii) No default exists or with the passing of time or the giving of notice or both would exist under any Property Agreement which would, individually or in the aggregate, have a Material Adverse Effect.

            (iv) Borrower has not received or given any written communication which alleges that a default exists or, with the giving of notice or the lapse of time, or both, would exist under the provisions of any Property Agreement.

            (v) No condition exists whereby Borrower or any future owner of the Property may be required to purchase any other parcel of land which is subject to any Property Agreement or which gives any Person a right to purchase, or right of first refusal with respect to, the Property.

            (vi) To the best knowledge of Borrower, no offset or any right of offset exists respecting continued contributions to be made by any party to any Property Agreement except as expressly set forth therein. Except as previously disclosed to Lender in writing, no material exclusions or restrictions on the utilization, leasing or improvement of the Property (including non-compete agreements) exists in any Property Agreement.

            (vii) All "pre-opening" requirements contained in all Property Agreements (including, but not limited to, all off-site and on-site construction requirements), if any, have been fulfilled, and, to the best of Borrower's knowledge, no condition now exists whereby any party to any such Property Agreement could refuse to honor its obligations thereunder.

            (viii) All work, if any, to be performed by Borrower under each of the Property Agreements has been substantially performed, all contributions to be made by Borrower to any party to such Property Agreements have been made, and all other conditions to such party's obligations thereunder have been satisfied.

      (q) Personal Property. Borrower has delivered to Lender a true, correct and complete schedule of all personal property, if any, owned by Borrower and located upon the Property or used in connection with the use or operation of the Realty or, in lieu thereof, an Officer's Certificate stating that the aggregate value of any such personal property does not exceed $5,000 and Borrower represents that it has good and marketable title to all such personal property, free and clear of any liens, except for liens created under the Loan Documents and liens which describe the equipment and other personal property owned by tenants.

      (r) Leasing Brokerage and Management Fees. Except as previously disclosed to Lender in writing, there are no brokerage fees or commissions payable by Borrower with respect to the leasing of space at the Property and there are no management fees payable by Borrower with respect to the management of the Property.

      (s) Security Deposits. Borrower is in compliance with all Legal Requirements relating to all security deposits as to which failure to comply might, individually or in the aggregate, have a Material Adverse Effect.

      (t) Loan to Value Ratio. To the best knowledge of Borrower, based on the substantial real estate expertise of Borrower, Borrower's familiarity with the Property, and the Appraisal (which Borrower believes to contain a reasonable assessment of the fair market value of the Property), the Initial Allocated Loan Amount does not exceed one hundred twenty-five percent (125%) of the fair market value of the Property as of the Closing Date. For the purposes of this clause
(t), the term "fair market value" shall be reduced by (i) the amount of any indebtedness secured by a lien affecting the Property that is prior to, or on a parity with, the lien of this Security Instrument, and (ii) the value of any property that is not "real property" within the meaning of Treas. Reg. Sections 1.860G-2 and 1.856-3(d).

      (u) Representations Generally. The representations and warranties contained in this Security Instrument, and the review and inquiry made on behalf of Borrower therefor, have all been made by Persons having the requisite expertise and knowledge to provide such representations and warranties. No representation, warranty or statement of fact made by or on behalf of Borrower in this Security Instrument or in any certificate, document or schedule furnished to Lender pursuant hereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein or herein not misleading (which may be to Borrower's best knowledge where so provided herein). There are no facts presently known to Borrower which have not been disclosed to Lender which would, individually or in the aggregate, have a Material Adverse Effect nor as far as Borrower can foresee might, individually or in the aggregate, have a Material Adverse Effect.

      Section 2.06. Removal of Lien. (a) Borrower shall, at its expense, maintain this Security Instrument as a first lien on the Property and shall keep the Property free and clear of all liens and encumbrances of any kind and nature other than the Permitted Encumbrances. Borrower shall, within thirty (30) days of being served with notice thereof, promptly discharge of record, by bond or otherwise, any such liens and, promptly upon request by Lender, shall deliver to Lender evidence reasonably satisfactory to Lender of the discharge thereof.

      (b) Without limitation to the provisions of Section 2.06(a) hereof, Borrower shall (i) pay, from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Property or any part thereof, (ii) cause to be removed of record (by payment or posting of bond or settlement or otherwise) any mechanics', materialmens', laborers' or other lien on the Property, or any part thereof, or on the revenues, rents, issues, income or profit arising therefrom, and (iii) in general, do or cause to be done, without expense to Lender, everything reasonably necessary to preserve in full the lien of this Security Instrument. If Borrower fails to comply with the requirements of this Section 2.06(b), then, upon five (5) Business Days' prior notice to Borrower, Lender may, but shall not be obligated to, pay any such lien, and Borrower shall, within five (5) Business Days after Lender's demand therefor, reimburse Lender for all sums so expended, together with interest thereon at the Default Rate from the date advanced, all of which shall be deemed part of the Debt. Nothing contained herein shall be deemed a consent or request of Lender, express or implied, by inference or otherwise, to the performance of any alteration, repair or other work by any contractor, subcontractor or laborer or the furnishing of any materials by any materialmen in connection therewith.

      (c) Notwithstanding the foregoing, Borrower may contest any lien (other than a lien relating to non-payment of Impositions, the contest of which shall be governed by Section 4.04 hereof) of the type set forth in subparagraph
(b)(ii) of this Section 2.06 provided that, following prior notice to Lender (i) Borrower is contesting the validity of such lien with due diligence and in good faith and by appropriate proceedings, without cost or expense to Lender or any of its agents, employees, officers, or directors, (ii) Borrower shall preclude the collection of, or other realization upon, any contested amount from the Property or any revenues from or interest in the Property, (iii) neither the Property nor any part thereof nor interest therein, shall be in any danger of being sold, forfeited or lost by reason of such contest by Borrower, (iv) such contest by Borrower shall not affect the ownership, use or occupancy of the Property, (v) such contest by Borrower shall not subject Lender or Borrower to the risk of civil or criminal liability (other than the civil liability of Borrower for the amount of the lien in question), (vi) such lien is subordinate to the lien of this Security Instrument, (vii) Borrower has not consented to such lien, (viii) Borrower has given Lender prompt notice of the filing of such lien and the bonding thereof by Borrower and, upon request by Lender from time to time, notice of the status of such contest by Borrower and/or confirmation of the continuing satisfaction of the conditions set forth in this Section 2.06(c),
(ix) Borrower shall promptly pay the obligation secured by such lien upon a final determination of Borrower's liability therefor, and (x) in the event any such lien exceeds $25,000 or at any time after and during the occurrence of a Default, Borrower shall deliver to Lender cash, a bond or other security acceptable to Lender equal to 125% of the contested amount pursuant to collateral arrangements reasonably satisfactory to Lender.

      Section 2.07. Cost of Defending and Upholding this Security Instrument Lien. If any action or proceeding is commenced to which Lender is made a party relating to the Loan Documents and/or the Property or Lender's interest therein or in which it becomes necessary to defend or uphold the lien of this Security Instrument or any other Loan Document, Borrower shall, on demand, reimburse Lender for all expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Lender in connection therewith, and such sum, together with interest thereon at the Default Rate from and after such demand until fully paid, shall constitute a part of the Debt.

      Section 2.08. Use of the Property. Borrower will use, or cause to be used, the Property for such use as is permitted pursuant to applicable Legal Requirements including, without limitation, under the certificate of occupancy applicable to the Property, and which is required by the Loan Documents. Borrower shall not suffer or permit the Property or any portion thereof to be used by the public, any tenant, or any Person not subject to a Lease, in a manner as is reasonably likely to impair Borrower's title to the Property, or in such manner as may give rise to a claim or claims of adverse usage or adverse possession by the public, or of implied dedication of the Property or any part thereof.

      Section 2.09. Financial Reports. (a) Borrower will keep and maintain or will cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP (or such other accounting basis reasonably acceptable to Lender) consistently applied, proper and accurate books, tax returns, records and accounts reflecting (i) all of the financial affairs of Borrower and Guarantor and (ii) all items of income and expense in connection with the operation of the Property or in connection with any services, equipment or furnishings provided in connection with the operation thereof, whether such income or expense may be realized by Borrower or by any other Person whatsoever, excepting lessees unrelated to and unaffiliated with Borrower who have leased from Borrower portions of the Premises for the purpose of occupying the same. Lender shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, tax returns, records and accounts at the office of Borrower or other Person maintaining such books, tax returns, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence of an Event of Default, Borrower shall pay any costs and expenses incurred by Lender to examine Borrower's and Guarantor's accounting records with respect to the Property, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest.

      (b) Borrower will furnish Lender (i) annually, within seventy-five (75) days following the end of each Fiscal Year of AMERCO with a complete copy of AMERCO's financial statements audited by AMERCO's Independent auditors; (ii) quarterly with forty (40) days following the end of each fiscal quarter of AMERCO with a complete copy of AMERCO's quarterly financial statements reviewed by AMERCO's Independent auditors; (iii) annually within seventy-five (75) days following the end of each Fiscal Year of AMERCO with a complete copy of each Guarantor's financial statements, prepared in accordance with GAAP by an in-house certified public accountant and certified by Borrower; and (iv) quarterly within forty (40) days following the end of each fiscal quarter of AMERCO with a complete copy of each Guarantor's financial statements, prepared in accordance with GAAP by an in-house certified public accountant and certified by Borrower. Together with such financial statements, Borrower shall deliver Borrower's financial statements prepared in accordance with GAAP (or such other accounting basis reasonably acceptable to Lender) consistently applied covering
(i) all of the financial affairs of Borrower and (ii) the operation of the Property for such Fiscal Year or fiscal quarter, as applicable, and containing a statement of revenues and expenses, a statement of assets and liabilities and a statement of Borrower's equity and Borrower shall furnish to Lender an Officer's Certificate certifying as of the date thereof (1) that the financial statements accurately represent the results of operations and financial condition of Borrower and the Property all in accordance with GAAP (or such other accounting basis reasonably acceptable to Lender) consistently applied, and (2) whether there exists an event or circumstance which constitutes, or which upon notice or lapse of time or both would constitute, a Default under the Note or any other Loan Document executed and delivered by Borrower, and if such event or circumstance exists, the nature thereof, the period of time it has existed and the action then being taken to remedy such event or circumstance.

      (c) Borrower will furnish Lender monthly, within sixty (60) days following the end of each month, with a true, complete and correct cash flow statement with respect to the Property in the form attached hereto as EXHIBIT E and made a part hereof, showing (i) all cash receipts of any kind whatsoever and all cash payments and disbursements, and (ii) year-to-date summaries of such cash receipts, payments and disbursements together with a certification of Manager stating that such cash flow statement is true, complete and correct and a list of all litigation and proceedings affecting Borrower or the Property in which the amount involved is $250,000 or more, if not covered by insurance (or $1,000,000 or more whether or not covered by insurance).

      (d) Borrower will furnish Lender monthly, within sixty (60) days following the end of each month, with a certification of Manager stating that all Operating Expenses with respect to the Property which had accrued as of the last day of the month preceding the delivery of the cash flow statement referred to in clause (c) above have been fully paid or otherwise reserved or provided for by Manager (any such certification or any certification furnished by a Manager pursuant to clause (c) above, a "Manager Certification").

      (e) Borrower will furnish Lender annually, upon request by Lender therefor, within forty-five (45) days following receipt of such request, with a true, complete and correct (i) "unitmix" report for the Property which notes the number of self-storage units that are rented on the basis of the size of the unit and includes the security deposit, if any, held by Borrower, the space covered and the arrearages for such tenant, if any, and (ii) rent roll for the Property with respect to all commercial tenants, including a list of which tenants are in default under their respective Leases, dated as of the date of Lender's request, identifying each tenant, the monthly rent and additional rent, if any, payable by such tenant, the expiration date of such tenant's Lease, the security deposit, if any, held by Borrower under the Lease, the space covered by the Lease, and the arrearages for such tenant, if any, and each such "unitmix" report and rent roll shall be accompanied by an Officer's Certificate, dated as of the date of the delivery of such "unitmix" report or rent roll, certifying that such "unitmix" report or rent roll is true, correct and complete in all material respects as of its date.

      (f) Borrower shall furnish to Lender, within the later of sixty (60) days after Lender's request therefor and five (5) days following the date on which such item is available, with such further detailed information with respect to the operation of the Property and the financial affairs of Borrower as may be reasonably requested by Lender.

      (g) Borrower shall cause Manager to furnish to Lender, within forty-five
(45) days after receipt of Lender's written request, a schedule of tenant security deposits, together with a certification of Manager as to the balance in the Security Deposit Account and that such tenant security deposits are being held in accordance with all Legal Requirements.

      (h) Borrower will furnish Lender annually, within one hundred and twenty
(120) days after the end of each Fiscal Year, with a report setting forth (i) the Net Operating Income for such Fiscal Year, (ii) the average occupancy rate of the Property during such Fiscal Year, (iii) the capital repairs, replacements and improvements performed at the Property during such Fiscal Year and the aggregate Recurring Replacement Expenditures made in connection therewith, and
(iv) the balance contained in each of the Sub-Accounts as of the end of such Fiscal Year (which balance Lender shall provide upon Borrower's written request therefor).

      (i) Borrower shall and shall cause Guarantor to furnish to Lender annually, within sixty (60) days of filing, its respective tax return, a copy of such tax return.

      (j) If a Trigger Event has occurred and is continuing, Borrower shall submit to Lender for Lender's written approval an Annual Budget not later than sixty (60) days prior to the commencement of each Fiscal Year or, if a Trigger Event occurs subsequent to a date which is sixty (60) days prior to the commencement of a Fiscal Year, within sixty (60) days of the occurrence of the Trigger Event, in form satisfactory to Lender setting forth in reasonable detail budgeted monthly operating income and monthly operating capital and other expenses for the Property. Each Annual Budget shall contain, among other things, limitations on management fees, third party service fees, and other expenses as Borrower may reasonably determine. Lender shall have the right to approve such Annual Budget which approval shall not be unreasonably withheld, and in the event that Lender objects to the proposed Annual Budget submitted by Borrower, Lender shall advise Borrower of such objections within fifteen (15) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall, within three (3) days after receipt of notice of any such objections, revise such Annual Budget and resubmit the same to Lender. Lender shall advise Borrower of any objections to such revised Annual Budget within ten (10) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall revise the same in accordance with the process described herein until Lender approves an Annual Budget, provided, however, that if Lender shall not advise Borrower of its objections to any proposed Annual Budget within the applicable time period set forth in this Section, then such proposed Annual Budget shall be deemed approved by Lender. Until such time that Lender approves a proposed Annual Budget, the most recently Approved Annual Budget shall apply; provided that, such Approved Annual Budget shall be adjusted to reflect actual increases in Basic Carrying Costs and to delete any non-recurring expenses and provided, further, if there is no approved Annual Budget for the prior Fiscal Year, Lender shall utilize the actual expenses set forth in the cash flow statements delivered to Lender pursuant to Section 2.09(c) with respect to the prior Fiscal Year adjusted to reflect actual increases in Basic Carrying Costs and to delete non-recurring expenses. In the event that Borrower must incur an Extraordinary Expense, then Borrower shall promptly deliver to Lender a reasonably detailed explanation of such proposed Extraordinary Expense for Lender's approval, which approval may be granted or denied in Lender's sole and absolute discretion.

      (k) In the event that Borrower fails to deliver any of the financial statements, reports or other information required to be delivered to Lender pursuant to this Section 2.09 on or prior to their due dates, if any such failure shall continue for ten (10) days following notice thereof from Lender, Borrower shall pay to Lender on each Payment Date for each month or portion thereof that any such financial statement, report or other information remains undelivered, an administrative fee in the amount of Five Thousand Dollars ($5,000) multiplied by the number of undelivered statements, reports or other items. Borrower agrees that such administrative fee (i) is a fair and reasonable fee necessary to compensate Lender for its additional administrative costs and increased costs relating to Borrower's failure to deliver the aforementioned statements, reports or other items as and when required hereunder and (ii) is not a penalty.

      (l) Borrower may, with respect to the information requested in Section 2.09(a)-(j), (i) to the extent permitted by law, provide consolidated tax returns and consolidated financial statements and (ii) permit its assets to be listed on the financial statements of an Affiliate if permitted by GAAP; provided, however, that any consolidated financial statement shall indicate that its separate assets and liabilities are neither available to pay the debts of the consolidated entity nor constitute obligations of the consolidated entity.

      Section 2.10. Litigation. Borrower will give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened (in writing) against Borrower which might have a Material Adverse Effect.

      Section 2.11. Updates of Representations. Borrower shall deliver to Lender within ten (10) days of the request of Lender an Officer's Certificate updating all of the representations and warranties contained in this Security Instrument and the other Loan Documents and certifying that all of the representations and warranties contained in this Security Instrument and the other Loan Documents, as updated pursuant to such Officer's Certificate, are true, accurate and complete as of the date of such Officer's Certificate.

                ARTICLE III: INSURANCE AND CASUALTY RESTORATION

      Section 3.01. Insurance Coverage. (a) Borrower shall, at its expense, maintain or cause to be maintained the following insurance coverages with respect to the Property during the term of this Security Instrument:

            (i) Insurance against loss or damage by fire, casualty and other hazards included in an "all-risk" extended coverage endorsement or its equivalent, with such endorsements as Lender may from time to time reasonably require and which are customarily required by Institutional Lenders of similar properties similarly situated, including, without limitation, if the Property constitutes a legal non-conforming use, an ordinance of law coverage endorsement which contains "Demolition Cost", "Loss Due to Operation of Law" and "Increased Cost of Construction" coverages, covering the Property in an amount not less than the greater of
      (A) 100% of the insurable replacement value of the Property (exclusive of the Premises and footings and foundations) and (B) such other amount as is necessary to prevent any reduction in such policy by reason of and to prevent Borrower, Lender or any other insured thereunder from being deemed to be a co-insurer. Not less frequently than once every three (3) years, Borrower, at its option, shall either (A) have the Appraisal updated or obtain a new appraisal of the Property, (B) have a valuation of the Property made by or for its insurance carrier conducted by an appraiser experienced in valuing properties of similar type to that of the Property which are in the geographical area in which the Property is located or (C) provide such other evidence as will, in Lender's sole judgment, enable Lender to determine whether there shall have been an increase in the insurable value of the Property and Borrower shall deliver such updated Appraisal, new appraisal, insurance valuation or other evidence acceptable to Lender, as the case may be, and, if such updated Appraisal, new appraisal, insurance valuation, or other evidence acceptable to Lender reflects an increase in the insurable value of the Property, the amount of insurance required hereunder shall be increased accordingly and Borrower shall deliver evidence satisfactory to Lender that such policy has been so increased.

            (ii) Commercial comprehensive general liability insurance against claims for personal and bodily injury and/or death to one or more persons or property damage, occurring on, in or about the Property (including the adjoining streets, sidewalks and passageways therein) in such amounts as Lender may from time to time reasonably require (but in no event shall Lender's requirements be increased more frequently than once during each twelve (12) month period) and which are customarily required by Institutional Lenders for similar properties similarly situated, but not less than $1,000,000 per occurrence and $2,000,000 general aggregate on a per location basis and, in addition thereto, not less than $75,000,000 excess and/or umbrella liability insurance shall be maintained for any and all claims.

            (iii) Business interruption, rent loss or other similar insurance
      (A) with loss payable to Lender, (B) covering all risks required to be covered by the insurance provided for in Section 3.01(a)(i) hereof and (C) in an amount not less than 100% of the projected fixed or base rent plus percentage rent for the succeeding twelve (12) month period based on an occupancy rate of 100%. The amount of such insurance shall be determined upon the execution of this Security Instrument, and not more frequently than once each calendar year thereafter based on Borrower's reasonable estimate of projected fixed or base rent plus percentage rent, from the Property for the next succeeding twelve (12) months. In the event the Property shall be damaged or destroyed, Borrower shall and hereby does assign to Lender all payment of claims under the policies of such insurance, and all amounts payable thereunder, and all net amounts, shall be collected by Lender under such policies and shall be applied in accordance with this Security Instrument; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to timely pay all amounts due under the Loan Documents.

            (iv) War risk insurance when such insurance is obtainable from the United States of America or any agency or instrumentality thereof at reasonable rates (for the maximum amount of insurance obtainable) and if requested by Lender, and such insurance is then customarily required by Institutional Lenders of similar properties similarly situated.

            (v) Insurance against loss or damages from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, pressure vessels or similar apparatus now or hereafter installed at the Property, in such amounts as Lender may from time to time reasonably require and which are then customarily required by Institutional Lenders of similar properties similarly situated.

            (vi) Flood insurance in an amount equal to the full insurable value of the Property or the maximum amount available, whichever is less, if the Improvements are located in an area designated by the Secretary of Housing and Urban Development as being "an area of special flood hazard" under the National Flood Insurance Program (i.e., having a one percent or greater chance of flooding), and if flood insurance is available under the National Flood Insurance Act.

            (vii) Worker's compensation insurance or other similar insurance which may be required by Governmental Authorities or Legal Requirements.

            (viii) Intentionally omitted.

            (ix) Insurance against damage resulting from acts of terrorism, or an insurance policy without an exclusion for damages resulting from terrorism, on terms consistent with the commercial property insurance policy required under subsections (i) (ii) and (iii) above.

            (x) Such other insurance as may from time to time be required by Lender and which is then customarily required by Institutional Lenders for similar properties similarly situated, against other insurable hazards, including, but not limited to, malicious mischief, vandalism, sinkhole and mine subsidence, mold, spores and fungus, windstorm and/or earthquake, due regard to be given to the size and type of the Premises, Improvements, Fixtures and Equipment and their location, construction and use.

      (b) If Borrower is a partnership or limited liability company, Borrower shall cause the General Partners to maintain fidelity insurance in an amount equal to or greater than the annual Operating Income of the Property for the six
(6) month period immediately preceding the date on which the premium for such insurance is due and payable.

      (c) Borrower shall cause any Manager of the Property to maintain fidelity insurance in an amount equal to or greater than the annual Operating Income of the Property for the six (6) month period immediately preceding the date on which the premium for such insurance is due and payable or such lesser amount as Lender shall approve.

      Section 3.02. Policy Terms. (a) All insurance required by this Article III shall be in the form (other than with respect to Sections 3.01(a)(vi) and (vii) above when insurance in those two sub-sections is placed with a governmental agency or instrumentality on such agency's forms) and amount and with deductibles as, from time to time, shall be reasonably acceptable to Lender, under valid and enforceable policies issued by financially responsible insurers authorized to do business in the State where the Property is located, with a general policyholder's service rating of not less than A and a financial rating of not less than VIII as rated in the most currently available Best's Insurance Reports (or the equivalent, if such rating system shall hereafter be altered or replaced) and shall have a claims paying ability rating and/or financial strength rating, as applicable, of not less than "A" (or its equivalent) or such lower claims paying ability rating and/or financial strength rating, as applicable, as Lender shall, in its sole and absolute discretion, consent to, from a Rating Agency (one of which after a Securitization in which Standard & Poor's rates any securities issued in connection with such Securitization, shall be Standard & Poor's) or by a syndicate of insurers through which at least 75% of the coverage (if there are four (4) or fewer members of such syndicate) or at least 60% of the coverage (if there are five (5) or more members of the syndicate) is with carriers having claims-paying ability or financial strength ratings, as applicable, of "A" (or its equivalent) from the Ratings Agencies, provided that all members of the syndicate shall have claims-paying ability ratings and/or financial strength ratings, as applicable, of not less than "BBB" (or its equivalent) from the Ratings Agencies. Lender acknowledges that so long as the claims paying ability rating and/or financial strength rating, as applicable, of Commonwealth is "BBB" (or its equivalent), Commonwealth shall be an acceptable insurer until the end of the current policy term. Originals or certified copies of all insurance policies shall be delivered to and held by Lender. All such policies (except policies for worker's compensation) shall name Lender, its successors and/or assigns as an additional named insured, shall provide for loss payable to Lender, its successors and/or assigns and shall contain (or have attached): (i) standard "non-contributory mortgagee" endorsement or its equivalent relating, inter alia, to recovery by Lender notwithstanding the negligent or willful acts or omissions of Borrower; (ii) a waiver of subrogation endorsement as to Lender; (iii) an endorsement indicating that neither Lender nor Borrower shall be or be deemed to be a co-insurer with respect to any casualty risk insured by such policies and shall provide for a deductible per loss of an amount not more than the lesser of (x) that which is customarily maintained by owners of similar properties similarly situated and
(y) five percent (5%) of the Net Operating Income, and (iv) a provision that such policies shall not be canceled, terminated, denied renewal or amended, including, without limitation, any amendment reducing the scope or limits of coverage, without at least thirty (30) days' prior written notice to Lender in each instance. Not less than thirty (30) days prior to the expiration dates of the insurance policies obtained pursuant to this Security Instrument, originals or certified copies of renewals of such policies (or certificates evidencing such renewals) bearing notations evidencing the payment of premiums or accompanied by other reasonable evidence of such payment (which premiums shall not be paid by Borrower through or by any financing arrangement which would entitle an insurer to terminate a policy) shall be delivered by Borrower to Lender.

Borrower shall not carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this
Article III.

      (b) If Borrower fails to maintain and deliver to Lender the original policies or certificates of insurance required by this Security Instrument, or if there are insufficient funds in the Basic Carrying Costs Sub-Account to pay the premiums for same, Lender may, at its option, procure such insurance, and Borrower shall pay, or as the case may be, reimburse Lender for, all premiums thereon promptly, upon demand by Lender, with interest thereon at the Default Rate from the date paid by Lender to the date of repayment and such sum shall constitute a part of the Debt.

      (c) Borrower shall notify Lender of the renewal premium of each insurance policy and Lender shall be entitled to pay such amount on behalf of Borrower from the Basic Carrying Costs Sub-Account. With respect to insurance policies which require periodic payments (i.e., monthly or quarterly) of premiums, Lender shall be entitled to pay such amounts fifteen (15) days (or such lesser number of days as Lender shall determine) prior to the respective due dates of such installments.

      (d) The insurance required by this Security Instrument may, at the option of Borrower, be effected by blanket and/or umbrella policies issued to Borrower covering the Property provided that, in each case, the policies otherwise comply with the provisions of this Security Instrument and allocate to the Property, from time to time (but in no event less than once a year), the coverage specified by this Security Instrument, without possibility of reduction or coinsurance by reason of, or damage to, any other property (real or personal) named therein. If the insurance required by this Security Instrument shall be effected by any such blanket or umbrella policies, Borrower shall furnish to Lender (i) original policies or certified copies thereof, or an original certificate of insurance together with reasonable access to the original of such policy to review such policy's coverage of the Property, with schedules attached thereto showing the amount of the insurance provided under such policies applicable to the Property and (ii) an Officer's Certificate setting forth (A) the number of properties covered by such policy, (B) the location by city (if available, otherwise, county) and state of the properties, (C) the average square footage of the properties, (D) a brief description of the typical construction type included in the blanket policy and (E) such other information as Lender may reasonably request.

      Section 3.03. Assignment of Policies. (a) Borrower hereby assigns to Lender the proceeds of all insurance (other than worker's compensation and liability insurance) obtained pursuant to this Security Instrument, all of which proceeds shall be payable to Lender as collateral and further security for the payment of the Debt and the performance of the Cross-collateralized Borrowers' obligations hereunder and under the other Loan Documents, and Borrower hereby authorizes and directs the issuer of any such insurance to make payment of such proceeds directly to Lender. Except as otherwise expressly provided in Section
3.04 or elsewhere in this Article III, Lender shall have the option, in its discretion, and without regard to the adequacy of its security, to apply all or any part of the proceeds it may receive pursuant to this Article in such manner as Lender may elect to any one or more of the following: (i) the payment of the Debt, whether or not then due, in any proportion or priority as Lender, in its discretion, may elect, (ii) the repair or restoration of the Property, (iii) the cure of any Default or (iv) the reimbursement of the costs and expenses of Lender incurred pursuant to the terms hereof in connection with the recovery of the Insurance Proceeds. Nothing herein contained shall be deemed to excuse Borrower from repairing or maintaining the Property as provided in this Security Instrument or restoring all damage or destruction to the Property, regardless of the sufficiency of the Insurance Proceeds, and the application or release by Lender of any Insurance Proceeds shall not cure or waive any Default or notice of Default.

      (b) In the event of the foreclosure of this Security Instrument or any other transfer of title or assignment of all or any part of the Property in extinguishment, in whole or in part, of the Debt, all right, title and interest of Borrower in and to all policies of insurance required by this Security Instrument shall inure to the benefit of the successor in interest to Borrower or the purchaser of the Property. If, prior to the receipt by Lender of any proceeds, the Property or any portion thereof shall have been sold on foreclosure of this Security Instrument or by deed in lieu thereof or otherwise, or any claim under such insurance policy arising during the term of this Security Instrument is not paid until after the extinguishment of the Debt, and Lender shall not have received the entire amount of the Debt outstanding at the time of such extinguishment, whether or not a deficiency judgment on this

Security Instrument shall have been sought or recovered or denied, then, the proceeds of any such insurance to the extent of the amount of the Debt not so received, shall be paid to and be the property of Lender, together with interest thereon at the Default Rate, and the reasonable attorney's fees, costs and disbursements incurred by Lender in connection with the collection of the proceeds which shall be paid to Lender and Borrower hereby assigns, transfers and sets over to Lender all of Borrower's right, title and interest in and to such proceeds. Notwithstanding any provisions of this Security Instrument to the contrary, Lender shall not be deemed to be a trustee or other fiduciary with respect to its receipt of any such proceeds, which may be commingled with any other monies of Lender; provided, however, that Lender shall use such proceeds for the purposes and in the manner permitted by this Security Instrument. Any proceeds deposited with Lender shall be held by Lender in an interest-bearing account, but Lender makes no representation or warranty as to the rate or amount of interest, if any, which may accrue on such deposit and shall have no liability in connection therewith. Interest accrued, if any, on the proceeds shall be deemed to constitute a part of the proceeds for purposes of this Security Instrument. The provisions of this Section 3.03(b) shall survive the termination of this Security Instrument by foreclosure, deed in lieu thereof or otherwise as a consequence of the exercise of the rights and remedies of Lender hereunder after a Default.

      Section 3.04. Casualty Restoration. (a) (i) In the event of any damage to or destruction of the Property, Borrower shall give prompt written notice to Lender (which notice shall set forth Borrower's good faith estimate of the cost of repairing or restoring such damage or destruction, or if Borrower cannot reasonably estimate the anticipated cost of restoration, Borrower shall nonetheless give Lender prompt notice of the occurrence of such damage or destruction, and will diligently proceed to obtain estimates to enable Borrower to quantify the anticipated cost and time required for such restoration, whereupon Borrower shall promptly notify Lender of such good faith estimate) and, provided that restoration does not violate any Legal Requirements, Borrower shall promptly commence and diligently prosecute to completion the repair, restoration or rebuilding of the Property so damaged or destroyed to a condition such that the Property shall be at least equal in value to that immediately prior to the damage to the extent practicable, in full compliance with all Legal Requirements and the provisions of all Leases, and in accordance with Section 3.04(b) below. Such repair, restoration or rebuilding of the Property are sometimes hereinafter collectively referred to as the "Work".

            (ii) Borrower shall not adjust, compromise or settle any claim for Insurance Proceeds without the prior written consent of Lender, which shall not be unreasonably withheld or delayed and Lender shall have the right, at Borrower's sole cost and expense, to participate in any settlement or adjustment of Insurance Proceeds; provided, however, that, except during the continuance of an Event of Default, Lender's consent shall not be required and Lender shall not have the right to participate in any settlement or adjustment of Insurance Proceeds with respect to the adjustment, compromising or settlement of any claim for Insurance Proceeds in an amount less than $300,000.

            (iii) Subject to Section 3.04(a)(iv), Lender shall apply any Insurance Proceeds which it may receive towards the Work in accordance with Section 3.04(b) and the other applicable sections of this Article III.

            (iv) If (A) a Default shall have occurred and is then continuing,
      (B) Lender is not reasonably satisfied that the Debt Service Coverage, after substantial completion of the Work, will be at least equal to the Required Debt Service Coverage, (C) more than thirty percent (30%) of the reasonably estimated fair market value of the Property is damaged or destroyed, (D) Lender is not reasonably satisfied that the Work can be completed six (6) months prior to Maturity or (E) Lender is not reasonably satisfied that the Work can be completed within six (6) months of the damage to or destruction of the Property (each, a "Substantial Casualty"), Lender shall have the option, in its sole discretion to apply any Insurance Proceeds it may receive pursuant to this Security Instrument (less any cost to Lender of recovering and paying out such proceeds incurred pursuant to the terms hereof and not otherwise reimbursed to Lender, including, without limitation, reasonable attorneys' fees and expenses) to the payment of the Debt, without any prepayment fee or charge of any kind (in which event, notwithstanding any other term or provision hereof and, provided no Event of Default has occurred and is continuing, Borrower shall have the right to repay, without any prepayment fee or charge of any kind, the Release Price with respect to the Property and obtain a Release of the Property), or to allow such proceeds to be used for the Work pursuant to the terms and subject to the conditions of Section 3.04(b) hereof and the other applicable sections of this Article III.

            (iv) In the event that Lender elects or is obligated hereunder to allow Insurance Proceeds to be used for the Work, any excess proceeds remaining after completion of such Work shall be applied to the payment of the Debt without any prepayment fee or charge of any kind.

      (b) If any Condemnation Proceeds in accordance with Section 6.01(a), or any Insurance Proceeds in accordance with Section 3.04(a), are to be applied to the repair, restoration or rebuilding of the Property, then such proceeds shall be deposited into a segregated interest-bearing bank account at the Bank, which shall be an Eligible Account, held by Lender and shall be paid out from time to time to Borrower as the Work progresses (less any cost to Lender of recovering and paying out such proceeds, including, without limitation, reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor) subject to Section 5.13 hereof and to all of the following conditions:

            (i) An architect or engineer selected by Borrower and reasonably acceptable to Lender (an "Architect" or "Engineer") or a Person otherwise reasonably acceptable to Lender, shall have delivered to Lender a certificate estimating the cost of completing the Work, and, if the amount set forth therein is more than the sum of the amount of Insurance Proceeds then being held by Lender in connection with a casualty and amounts agreed to be paid as part of a final settlement under the insurance policy upon or before completion of the Work, Borrower shall have delivered to Lender
      (A) cash collateral in an amount equal to such excess, (B) an unconditional, irrevocable, clean sight draft letter of credit, in form, substance and issued by a bank reasonably acceptable to Lender, in the amount of such excess and draws on such letter of credit shall be made by Lender to make payments pursuant to this Article III following exhaustion of the Insurance Proceeds therefore or (C) a completion bond in form, substance and issued by a surety company reasonably acceptable to Lender.

            (ii) If the cost of the Work is reasonably estimated by an Architect or Engineer in a certification reasonably acceptable to Lender to be equal to or exceed ten percent (10%) of the Allocated Loan Amount, such Work shall be performed under the supervision of an Architect or Engineer, it being understood that the plans and specifications with respect thereto shall provide for Work so that, upon completion thereof, the Property shall be at least equal in replacement value and general utility to the Property prior to the damage or destruction.

            (iii) Each request for payment shall be made on not less than ten
      (10) days' prior notice to Lender and shall be accompanied by a certificate of an Architect or Engineer, or, if the Work is not required to be supervised by an Architect or Engineer, by an Officer's Certificate stating (A) that payment is for Work completed in compliance with the plans and specifications, if required under clause (ii) above, (B) that the sum requested is required to reimburse Borrower for payments by Borrower to date, or is due to the contractors, subcontractors, materialmen, laborers, engineers, architects or other Persons rendering services or materials for the Work (giving a brief description of such services and materials), and that when added to all sums previously paid out by Lender does not exceed the value of the Work done to the date of such certificate, (C) if the sum requested is to cover payment relating to repair and restoration of personal property required or relating to the Property, that title to the personal property items covered by the request for payment is vested in Borrower (unless Borrower is lessee of such personal property), and (D) that the Insurance Proceeds and other amounts deposited by Borrower held by Lender after such payment is more than the estimated remaining cost to complete such Work; provided, however, that if such certificate is given by an Architect or Engineer, such Architect or Engineer shall certify as to clause (A) above, and such Officer's Certificate shall certify as to the remaining clauses above, and provided, further, that Lender shall not be obligated to disburse such funds if Lender determines, in Lender's reasonable discretion, that Borrower shall not be in compliance with this Section 3.04(b). Additionally, each request for payment shall contain a statement signed by Borrower stating that the requested payment is for Work satisfactorily done to date.

            (iv) Each request for payment shall be accompanied by waivers of lien, in customary form and substance, covering that part of the Work for which payment or reimbursement is being requested and, if required by Lender, a search prepared by a title company or licensed abstractor, or by other evidence satisfactory to Lender that there has not been filed with respect to the Property any mechanic's or other lien or instrument for retention of title relating to any part of the Work not discharged of record. Additionally, as to any personal property covered by the request for payment, Lender shall be furnished with evidence of having incurred a payment obligation therefor and such further evidence reasonably satisfactory to assure Lender that UCC filings therefor provide a valid first lien on the personal property.

            (v) Lender shall have the right to inspect the Work at all reasonable times upon reasonable prior notice and may condition any disbursement of Insurance Proceeds upon satisfactory compliance by Borrower with the provisions hereof. Neither the approval by Lender of any required plans and specifications for the Work nor the inspection by Lender of the Work shall make Lender responsible for the preparation of such plans and specifications, or the compliance of such plans and specifications of the Work, with any applicable law, regulation, ordinance, covenant or agreement.

            (vi) Insurance Proceeds shall not be disbursed more frequently than once every thirty (30) days.

            (vii) Until such time as the Work has been substantially completed, Lender shall not be obligated to disburse up to ten percent (10%) of the cost of the Work (the "Retention Amount") to Borrower. Upon substantial completion of the Work, Borrower shall send notice thereof to Lender and, subject to the conditions of Section 3.04(b)(i)-(iv), Lender shall disburse one-half of the Retention Amount to Borrower; provided, however, that the remaining one-half of the Retention Amount shall be disbursed to Borrower when Lender shall have received copies of any and all final certificates of occupancy or other certificates, licenses and permits required for the ownership, occupancy and operation of the Property in accordance with all Legal Requirements. Borrower hereby covenants to diligently seek to obtain any such certificates, licenses and permits.

            (viii) Upon failure on the part of Borrower promptly to commence the Work or to proceed diligently and continuously to completion of the Work (in either case, other than due to Force Majeure), which failure shall continue after notice for thirty (30) days, Lender may apply any Insurance Proceeds or Condemnation Proceeds it then or thereafter holds to the payment of the Debt in accordance with the provisions of the Note; provided, however, that Lender shall be entitled to apply at any time all or any portion of the Insurance Proceeds or Condemnation Proceeds it then holds to the extent necessary to cure any Event of Default.

      (c) If Borrower (i) within ninety (90) days after the occurrence of any damage to the Property or any portion thereof (or such shorter period as may be required under any Major Space Lease) shall fail to submit to Lender for approval plans and specifications (if required pursuant to Section 3.04(b)(ii) hereof) for the Work (approved by the Architect and by all Governmental Authorities whose approval is required), (ii) after any such plans and specifications are approved by all Governmental Authorities, the Architect and Lender, shall fail to promptly commence such Work (other than due to Force Majeure) or (iii) shall fail to diligently prosecute such Work to completion (other than due to Force Majeure), then, in addition to all other rights available hereunder, at law or in equity, Lender, or any receiver of the Property or any portion thereof, upon five (5) days' prior notice to Borrower (except in the event of emergency in which case no notice shall be required), may (but shall have no obligation to) perform or cause to be performed such Work, and may take such other steps as it reasonably deems advisable. Borrower hereby waives, for Borrower, any claim, other than for gross negligence or willful misconduct, against Lender and any receiver arising out of any act or omission of Lender or such receiver pursuant hereto, and Lender may apply all or any portion of the Insurance Proceeds (without the need to fulfill any other requirements of this Section 3.04) to reimburse Lender and such receiver, for all costs not reimbursed to Lender or such receiver upon demand together with interest thereon at the Default Rate from the date such amounts are advanced until the same are paid to Lender or the receiver.

      (d) Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, to collect and receive any Insurance Proceeds paid with respect to any portion of the Property or the insurance policies required to be maintained hereunder, and to endorse any checks, drafts or other instruments representing any Insurance Proceeds whether payable by reason of loss thereunder or otherwise.

      Section 3.05. Compliance with Insurance Requirements. Borrower promptly shall comply with, and shall cause the Property to comply with, all Insurance Requirements, even if such compliance requires structural changes or improvements or would result in interference with the use or enjoyment of the Property or any portion thereof provided Borrower shall have a right to contest in good faith and with diligence such Insurance Requirements provided (a) no Default shall exist during such contest and such contest shall not subject the Property or any portion thereof to any lien or affect the priority of the lien of this Security Instrument, (b) failure to comply with such Insurance Requirements will not subject Lender or any of its agents, employees, officers or directors to any civil or criminal liability, (c) such contest will not cause any reduction in insurance coverage, (d) such contest shall not affect the ownership, use or occupancy of the Property, (e) the Property or any part thereof or any interest therein shall not be in any danger of being sold, forfeited or lost by reason of such contest by Borrower, (f) Borrower has given Lender prompt notice of such contest and, upon request by Lender from time to time, notice of the status of such contest by Borrower and/or information of the continuing satisfaction of the conditions set forth in clauses (a) through (e) of this Section 3.05, (g) upon a final determination of such contest, Borrower shall promptly comply with the requirements thereof, and (h) prior to and during such contest, Borrower shall furnish to Lender security satisfactory to Lender, in its reasonable discretion, against loss or injury by reason of such contest or the non-compliance with such Insurance Requirement (and if such security is cash, Lender shall deposit the same in an interest-bearing account and interest accrued thereon, if any, shall be deemed to constitute a part of such security for purposes of this Security Instrument, but Lender (i) makes no representation or warranty as to the rate or amount of interest, if any, which may accrue thereon and shall have no liability in connection therewith and (ii) shall not be deemed to be a trustee or fiduciary with respect to its receipt of any such security and any such security may be commingled with other monies of Lender). If Borrower shall use the Property or any portion thereof in any manner which could permit the insurer to cancel any insurance required to be provided hereunder, Borrower immediately shall obtain a substitute policy which shall satisfy the requirements of this Security Instrument and which shall be effective on or prior to the date on which any such other insurance policy shall be canceled. Borrower shall not by any action or omission invalidate any insurance policy required to be carried hereunder unless such policy is replaced as aforesaid, or materially increase the premiums on any such policy above the normal premium charged for such policy. Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Insurance Proceeds lawfully or equitably payable to Lender in connection with the transaction contemplated hereby.

      Section 3.06. Event of Default During Restoration. Notwithstanding anything to the contrary contained in this Security Instrument including, without limitation, the provisions of this Article III, if, at the time of any casualty affecting the Property or any part thereof, or at any time during any Work, or at any time that Lender is holding or is entitled to receive any Insurance Proceeds pursuant to this Security Instrument, a Default exists and is continuing (whether or not it constitutes an Event of Default), Lender shall then have no obligation to make such proceeds available for Work and Lender shall have the right and option, to be exercised in its sole and absolute discretion and election, with respect to the Insurance Proceeds, either to retain and apply such proceeds in reimbursement for the actual costs, fees and expenses incurred by Lender in accordance with the terms hereof in connection with the adjustment of the loss and any balance toward payment of the Debt in such priority and proportions as Lender, in its sole discretion, shall deem proper, or towards the Work, upon such terms and conditions as Lender shall determine, or to cure any Event of Default, or to any one or more of the foregoing as Lender, in its sole and absolute discretion, may determine. If Lender shall receive and retain such Insurance Proceeds, the lien of this Security Instrument shall be reduced only by the amount thereof received, after reimbursement to Lender of expenses of collection, and actually applied by Lender in reduction of the principal sum payable under the Note in accordance with the Note.

      Section 3.07. Application of Proceeds to Debt Reduction. (a) No damage to the Property, or any part thereof, by fire or other casualty whatsoever, whether such damage be partial or total, shall relieve Borrower from its liability to pay in full the Debt and to perform its obligations under this Security Instrument and the other Loan Documents.

      (b) If any Insurance Proceeds are applied to reduce the Debt, Lender shall apply the same in accordance with the provisions of the Note.

                            ARTICLE IV: IMPOSITIONS

      Section 4.01. Payment of Impositions, Utilities and Taxes, etc. (a) Borrower shall pay or cause to be paid all Impositions at least five (5) days prior to the date upon which any fine, penalty, interest or cost for nonpayment is imposed, and furnish to Lender receipted bills of the appropriate taxing authority or other documentation reasonably satisfactory to Lender evidencing the payment thereof. If Borrower shall fail to pay any Imposition in accordance with this Section and is not contesting or causing a contesting of such Imposition in accordance with Section 4.04 hereof, or if there are insufficient funds in the Basic Carrying Costs Sub-Account to pay any Imposition, Lender shall have the right, but shall not be obligated, to pay that Imposition, and Borrower shall repay to Lender, on demand, any amount paid by Lender, with interest thereon at the Default Rate from the date of the advance thereof to the date of repayment, and such amount shall constitute a portion of the Debt secured by this Security Instrument and the other Cross-collateralized Mortgages.

      (b) Borrower shall, prior to the date upon which any fine, penalty, interest or cost for the nonpayment is imposed, pay or cause to be paid all charges for electricity, power, gas, water and other services and utilities in connection with the Property, and shall, upon request, deliver to Lender receipts or other documentation reasonably satisfactory to Lender evidencing payment thereof. If Borrower shall fail to pay any amount required to be paid by Borrower pursuant to this Section 4.01 and is not contesting such charges in accordance with Section 4.04 hereof, Lender shall have the right, but shall not be obligated, to pay that amount, and Borrower will repay to Lender, on demand, any amount paid by Lender with interest thereon at the Default Rate from the date of the advance thereof to the date of repayment, and such amount shall constitute a portion of the Debt secured by this Security Instrument and the other Cross-collateralized Mortgages.

      (c) Borrower shall pay all taxes, charges, filing, registration and recording fees, excises and levies imposed upon Lender by reason of or in connection with its ownership of any Loan Document or any other instrument related thereto, or resulting from the execution, delivery and recording of, or the lien created by, or the obligation evidenced by, any of them, other than income, franchise and other similar taxes imposed on Lender and shall pay all corporate stamp taxes, if any, and other taxes, required to be paid on the Loan Documents. If Borrower shall fail to make any such payment within ten (10) days after written notice thereof from Lender, Lender shall have the right, but shall not be obligated, to pay the amount due, and Borrower shall reimburse Lender therefor, on demand, with interest thereon at the Default Rate from the date of the advance thereof to the date of repayment, and such amount shall constitute a portion of the Debt secured by this Security Instrument and the other Cross-collateralized Mortgages.

      Section 4.02. Deduction from Value. In the event of the passage after the date of this Security Instrument of any Legal Requirement deducting from the value of the Property for the purpose of taxation, any lien thereon or changing in any way the Legal Requirements now in force for the taxation of this Security Instrument, the other Cross-collateralized Mortgages and/or the Debt for federal, state or local purposes, or the manner of the operation of any such taxes so as to adversely affect the interest of Lender, or imposing any tax or other charge on any Loan Document, then Borrower will pay such tax, with interest and penalties thereon, if any, within the statutory period. In the event the payment of such tax or interest and penalties by Borrower would be unlawful, or taxable to Lender or unenforceable or provide the basis for a defense of usury, then in any such event, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable, with no prepayment fee or charge of any kind.

      Section 4.03. No Joint Assessment. Borrower shall not consent to or initiate the joint assessment of the Premises or the Improvements (a) with any other real property constituting a separate tax lot and Borrower represents and covenants that the Premises and the Improvements are and shall remain a separate tax lot or (b) with any portion of the Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Property as a single lien.

      Section 4.04. Right to Contest. Borrower shall have the right, after prior notice to Lender, at its sole expense, to contest by appropriate legal proceedings diligently conducted in good faith, without cost or expense to Lender or any of its agents, employees, officers or directors, the validity, amount or application of any Imposition or any charge described in Section 4.01(b), provided that (a) no Default or Event of Default shall exist during such proceedings and such contest shall not (unless Borrower shall comply with clause (d) of this Section 4.04) subject the Property or any portion thereof to any lien or affect the priority of the lien of this Security Instrument, (b) failure to pay such Imposition or charge will not subject Lender or any of its agents, employees, officers or directors to any civil or criminal liability, (c) the contest suspends enforcement of the Imposition or charge (unless Borrower first pays the Imposition or charge), (d) prior to and during such contest, Borrower shall furnish to Lender security satisfactory to Lender, in its reasonable discretion, against loss or injury by reason of such contest or the non-payment of such Imposition or charge (and if such security is cash, Lender may deposit the same in an interest-bearing account and interest accrued thereon, if any, shall be deemed to constitute a part of such security for purposes of this Security Instrument, but Lender (i) makes no representation or warranty as to the rate or amount of interest, if any, which may accrue thereon and shall have no liability in connection therewith and (ii) shall not be deemed to be a trustee or fiduciary with respect to its receipt of any such security and any such security may be commingled with other monies of Lender), (e) such contest shall not affect the ownership, use or occupancy of the Property, (f) the Property or any part thereof or any interest therein shall not be in any danger of being sold, forfeited or lost by reason of such contest by Borrower,
(g) Borrower has given Lender notice of the commencement of such contest and upon request by Lender, from time to time, notice of the status of such contest by Borrower and/or confirmation of the continuing satisfaction of clauses (a) through (f) of this Section 4.04, and (h) upon a final determination of such contest, Borrower shall promptly comply with the requirements thereof. Upon completion of any contest, Borrower shall immediately pay the amount due, if any, and deliver to Lender proof of the completion of the contest and payment of the amount due, if any, following which Lender shall return the security, if any, deposited with Lender pursuant to clause (d) of this Section 4.04. Borrower shall not pay any Imposition in installments unless permitted by applicable Legal Requirements, and shall, upon the request of Lender, deliver copies of all notices and bills relating to any Imposition or other charge covered by this
Article IV to Lender.

      Section 4.05. No Credits on Account of the Debt. Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Impositions assessed against the Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Property, or any part thereof, by reason of this Security Instrument or the Debt. In the event such claim, credit or deduction shall be required by Legal Requirements, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable, and Borrower hereby agrees to pay such amounts not later than ninety (90) days after such notice.

      Section 4.06. Documentary Stamps. If, at any time, the United States of America, any State or Commonwealth thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument or any other Loan Document, or impose any other tax or charges on the same, Borrower will pay the same, with interest and penalties thereon, if any.

                       ARTICLE V: CENTRAL CASH MANAGEMENT

      Section 5.01. Cash Flow. Borrower hereby acknowledges and agrees that the Rent (which for the purposes of this Section 5.01 shall not include security deposits from tenants under Leases held by Borrower and not applied towards
Rent) derived from the Property and Loss Proceeds shall be utilized (a) to fund the Basic Carrying Costs Sub-Account, (b) to pay all amounts to become due and payable under the Note by funding the Debt Service Payment Sub-Account, (c) to fund the Recurring Replacement Reserve Sub-Account, (d)to fund the Operation and Maintenance Expense Sub-Account and (e) to fund the Mez Payment Sub-Account. Borrower shall cause Manager to collect all security deposits from tenants under valid Leases, which shall be held by Manager, as agent for Borrower, in accordance with applicable law, and unless otherwise agreed to in writing by Lender, in a segregated demand deposit bank account at such commercial or savings bank or banks as may be reasonably satisfactory to

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Lender (the "Security Deposit Account"). Borrower shall notify Lender of any security deposits held as letters of credit and, upon Lender's request, such letters of credit shall be promptly delivered to Lender. Borrower shall have no right to withdraw funds from the Security Deposit Account; provided that, prior to the occurrence of an Event of Default, Borrower may withdraw funds from the Security Deposit Account to refund or apply security deposits as required by the Leases or by applicable Legal Requirements. After the occurrence of an Event of Default, all withdrawals from the Security Deposit Account must be approved by Lender. Manager shall collect all Rent and shall deposit such funds within one
(1) Business Day after receipt thereof in the Rent Account, the name and address of the bank in which such account is located and the account number of which to be identified in writing by Manager to Lender. Borrower shall, or shall cause the Manager to, cause the Rent Account Bank to enter into a lockbox agreement in form and substance reasonably acceptable to Lender (the "Rent Account Agreement"). Pursuant to the Rent Account Agreement, the bank in which the Rent Account is located (the "Rent Account Bank") has been instructed that (a) prior to receipt of notice from Lender (a "Sweep Notice") that a Trigger Event has occurred, all funds deposited in the Rent Account shall be transferred to the Borrower Account not less often than one time per week, and (b) from and after the receipt of a Sweep Notice from Lender, all funds deposited in the Rent Account shall be automatically transferred through automatic clearing house funds or by Federal wire to the Central Account prior to 1:00 p.m. (New York City time) on each Business Day until receipt by such bank of notice from Lender revoking the Sweep Notice. Lender shall provide the Rent Account Bank with revocation of the Sweep Notice promptly upon the cure of each Trigger Event. Lender may elect to change the financial institution in which the Central Account shall be maintained; however, Lender shall give Borrower and the Rent Account Bank not fewer than five (5) Business Days' prior notice of such change. Neither Borrower nor Manager shall change the Rent Account Bank or the Rent Account without the prior written consent of Lender. All fees and charges of the bank(s) in which the Rent Account and the Central Account is located shall be paid by Borrower. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of executing any Lockbox Agreement in the event Borrower fails to deliver any executed Lockbox Agreement to Lender.

      Section 5.02. Establishment of Sub-Accounts. Lender has established the Central Account in the name of Lender, as secured party and Borrower has established the Rent Account in the joint names of Borrower and Lender. The Rent Account and the Central Account shall be under the sole dominion and control of Lender. From and after the occurrence of a Trigger Event, the Rent Account shall be under the control of Lender pursuant to Section 5.01 hereof and Borrower shall have no right of withdrawal from the Rent Account. Borrower hereby irrevocably directs and authorizes Lender to withdraw funds from the Central Account, all in accordance with the terms and conditions of this Security Instrument. Borrower shall have no right of withdrawal in respect of the Central Account or the Rent Account except as specifically provided herein. Each transfer of funds to be made hereunder shall be made only to the extent that funds are on deposit in the Central Account or the affected Sub-Account, and Lender shall have no responsibility to make additional funds available in the event that funds on deposit are insufficient. The Central Account shall contain the Basic Carrying Costs Sub-Account, the Debt Service Payment Sub-Account, the Recurring Replacement Reserve Sub-Account, the Operation and Maintenance Expense Sub-Account and the Mez Payment Sub-Account, each of which accounts shall be Eligible Accounts (each a "Sub-Account" and collectively, the "Sub-Accounts") to which certain funds shall be allocated and from which disbursements shall be made pursuant to the terms of this Security Instrument. In addition, on the date hereof the Central Account shall also contain a Sub-Account entitled the "Engineering Escrow Sub-Account" which initially shall be funded with the Initial Engineering Deposit (representing sums applicable to certain engineering work as set forth on EXHIBIT D, attached hereto and made a part hereof (collectively, "Required Engineering Work")). Disbursements from the Engineering Escrow Sub-Account shall be made in accordance with Section 5.12 hereof.

      Section 5.03. Intentionally Omitted.

      Section 5.04. Intentionally Omitted.

      Section 5.05. Monthly Funding of Sub-Accounts. On or before each Payment Date during the term of the Loan, commencing on the first (1st) Payment Date occurring after the month in which the Loan is initially funded, Borrower shall pay, or cause to be paid by Federal wire or automatic clearing house funds to the Central Account, the Basic Carrying Costs Monthly Installment, the Required Debt Service Payment, the Recurring Replacement Reserve Monthly Installment, the Mez Payment Amount and all sums required to be deposited into the

Operation and Maintenance Expense Sub-Account pursuant to clauses (a) through
(g) of this Section 5.05 and all funds transferred or deposited into the Central Account shall be allocated among the Sub-Accounts as follows and in the following priority:

      (a) first, to the Basic Carrying Costs Sub-Account, until an amount equal to the Basic Carrying Costs Monthly Installment for such Interest Accrual Period has been allocated to the Basic Carrying Costs Sub-Account;

      (b) second, to the Debt Service Payment Sub-Account, until an amount equal to the Required Debt Service Payment for the Payment Date occurring for such Interest Accrual Period has been allocated to the Debt Service Payment Sub-Account;

      (c) third, to the Recurring Replacement Reserve Sub-Account, until an amount equal to the Recurring Replacement Reserve Monthly Installment for such Interest Accrual Period has been allocated to the Recurring Replacement Reserve Sub-Account;

      (d) fourth, but only if a Trigger Event has occurred, to the Operation and Maintenance Expense Sub-Account in an amount equal to the Cash Expenses, other than management fees payable to Affiliates of Borrower, for such Interest Accrual Period pursuant to the related Approved Annual Budget;

      (e) fifth, but only if a Trigger Event has occurred, to the Operation and Maintenance Expense Sub-Account in an amount equal to the amount, if any, of the Net Capital Expenditures for such Interest Accrual Period pursuant to the related Approved Annual Budget;

      (f) sixth, but only if a Trigger Event has occurred, to the Operation and Maintenance Expense Sub-Account in an amount equal to the amount, if any, of the Extraordinary Expenses approved by Lender for such Interest Accrual Period; and

      (g) seventh, but only if an Event of Default is not then continuing, to the Mez Payment Sub-Account until an amount equal to the Mez Payment Amount has been allocated to the Mez Payment Sub-Account.

      Lender shall notify Borrower as soon as reasonably practicable after the amounts set forth in clauses (a) through (g) above have been transferred or deposited into the Central Account and allocated as aforesaid to the extent such deposits are fully made prior to the Payment Date in such Interest Accrual Period. Provided that (I) no Event of Default has occurred and is continuing and
(II) Lender has received the Manager's Certification referred to in Section 2.09(d) hereof for the most recent period for which the same is due, Lender agrees that in each Interest Accrual Period any amounts deposited into or remaining in the Central Account after the Sub-Accounts have been funded in accordance with clauses (a) through (g) above with respect to such Interest Accrual Period and any periods prior thereto, shall be disbursed by Lender to Borrower on the Payment Date in such Interest Accrual Period. The balance of the funds distributed to, or withdrawn by, Borrower after payment of all Operating Expenses by or on behalf of Borrower may be retained by Borrower. After the occurrence, and during the continuance, of an Event of Default, no funds held in the Central Account or the Rent Account shall be distributed to, or withdrawn by, Borrower, and Lender shall have the right to apply all or any portion of the funds held in either or both of such accounts and any Sub-Account to the Debt in Lender's sole discretion.

      Section 5.06. Payment of Basic Carrying Costs. Borrower hereby agrees to pay all Basic Carrying Costs (without regard to the amount of money in the Basic Carrying Costs Sub-Account). Should an Event of Default occur, the sums on deposit in the Basic Carrying Costs Sub-Account may be applied by Lender in payment of any Basic Carrying Costs or may be applied to the payment of the Debt or any other charges affecting all or any portion of the Cross-collateralized Properties as Lender in its sole discretion may determine; provided, however, that no such application shall be deemed to have been made by operation of law or otherwise until actually made by Lender as herein provided.

      Section 5.07. Debt Service Payment Sub-Account. On each Payment Date during the term of the Loan, Lender shall transfer to the Collection Account, from the Debt Service Payment Sub-Account, an amount equal to the sum of (a) the Required Debt Service Payment for such Payment Date and (b) any amounts deposited into the Central Account that are either (i) Loss Proceeds that Lender has elected to apply to reduce the Debt in accordance with the terms of Article III hereof or (ii) excess Loss Proceeds remaining after the completion of any restoration required hereunder.

      Section 5.08. Recurring Replacement Reserve Sub-Account. Borrower hereby agrees to pay all Recurring Replacement Expenditures with respect to the Property (without regard to the amount of money then available in the Recurring Replacement Reserve Sub-Account). Should an Event of Default occur, the sums on deposit in the Recurring Replacement Reserve Sub-Account may be applied by Lender in payment of any Recurring Replacement Expenditures or may be applied to the payment of the Debt or any other charges affecting all or any portion of the Cross-collateralized Properties, as Lender in its sole discretion may determine; provided, however, that no such application shall be deemed to have been made by operation of law or otherwise until actually made by Lender as herein provided.

      Section 5.09. Operation and Maintenance Expense Sub-Account. Borrower hereby agrees to pay all Operating Expenses with respect to the Property (without regard to the amount of money then available in the Operation and Maintenance Expense Sub-Account). All funds allocated to the Operation and Maintenance Expense Sub-Account shall be held by Lender pursuant to the provisions of this Security Instrument. Any sums held in the Operation and Maintenance Expense Sub-Account shall be disbursed to Borrower within five (5) Business Days of receipt by Lender from Borrower of (a) a written request for such disbursement which shall indicate the Operating Expenses (exclusive of Basic Carrying Costs and any management fees payable to Borrower, or to any Affiliate of Borrower) for which the requested disbursement is to pay and (b) an Officer's Certificate stating that no Operating Expenses with respect to the Property are more than sixty (60) days past due; provided, however, in the event that Borrower legitimately disputes any invoice for an Operating Expense, and
(i) no Event of Default has occurred and is continuing hereunder, (ii) Borrower shall have set aside adequate reserves for the payment of such disputed sums together with all interest and late fees thereon, (iii) Borrower has complied with all the requirements of this Security Instrument relating thereto, and (iv) the contesting of such sums shall not constitute a default under any other instrument, agreement, or document to which Borrower is a party, then Borrower may, after certifying to Lender as to items (i) through (iv) hereof, contest such invoice. Borrower may request a disbursement from the Operation and Maintenance Expense Sub-Account no more than one (1) time per calendar month. Should an Event of Default occur and be continuing, the sums on deposit in the Operation and Maintenance Expense Sub-Account may be applied by Lender in payment of any Operating Expenses for the Property or may be applied to the payment of the Debt or other charges affecting all or any portion of the Property as Lender, in its sole discretion, may determine; provided, however, that no such application shall be deemed to have been made by operation of law or otherwise until actually made by Lender as herein provided.

      Section 5.10. Intentionally Omitted.

      Section 5.11. Intentionally Omitted.

      Section 5.12. Performance of Engineering Work. (a) Borrower shall promptly commence and diligently thereafter pursue to completion (without regard to the amount of money then available in the Engineering Escrow Sub-Account) the Required Engineering Work within the timetable set forth on EXHIBIT D hereof or such longer period of time, if any, to which Lender has agreed in writing, which period may, provided that Borrower is attempting to complete the Required Engineering Work with all due diligence, be extended in the event of a Force Majeure for whatever period of time the Force Majeure prevented Borrower from completing the Required Engineering Work, such extension period not to exceed an additional three (3) months. After Borrower completes an item of Required Engineering Work, Borrower may submit to Lender an invoice therefor with lien waivers and an Officer's Certificate or, with respect to items which individually or in the aggregate exceed $10,000, a statement from the Engineer, in each case reasonably acceptable to Lender, indicating that the portion of the Required Engineering Work in question has been completed in a workmanlike manner and in compliance with all Legal

Requirements, and Lender shall, within twenty (20) days thereafter, although in no event more frequently than once each month, reimburse such amount to Borrower from the Engineering Escrow Sub-Account; provided, however, that Borrower shall not be reimbursed more than the amount set forth on EXHIBIT D hereto as the amount allocated to the portion of the Required Engineering Work for which reimbursement is sought.

      (b) From and after the date all of the Required Engineering Work is completed, Borrower may submit a written request, which request shall be delivered together with final lien waivers and a statement from the Engineer, as the case may be, reasonably acceptable to Lender, indicating that all of the Required Engineering Work has been completed in compliance with all Legal Requirements, and Lender shall, within twenty (20) days thereafter, disburse any balance of the Engineering Escrow Sub-Account to Borrower. Should an Event of Default occur, the sums on deposit in the Engineering Escrow Sub-Account may be applied by Lender in payment of any Required Engineering Work or may be applied to the payment of the Debt or any other charges affecting all or any portion of the Cross-collateralized Properties, as Lender in its sole discretion may determine; provided, however, that no such application shall be deemed to have been made by operation of law or otherwise until actually made by Lender as herein provided.

      Section 5.13. Loss Proceeds. In the event of a casualty to the Property, unless Lender elects, or is required pursuant to Article III hereof to make all of the Insurance Proceeds available to Borrower for restoration, Lender and Borrower shall cause all such Insurance Proceeds to be paid by the insurer directly to the Central Account, whereupon Lender shall, after deducting Lender's costs of recovering and paying out such Insurance Proceeds, including without limitation, reasonable attorneys' fees, apply same to reduce the Debt in accordance with the terms of the Note; provided, however, that if Lender elects, or is deemed to have elected, to make the Insurance Proceeds available for restoration, all Insurance Proceeds in respect of rent loss, business interruption or similar coverage shall be maintained in the Central Account, to be applied by Lender in the same manner as Rent received with respect to the operation of the Property; provided, further, however, that in the event that the Insurance Proceeds with respect to such rent loss, business interruption or similar insurance policy are paid in a lump sum in advance, Lender shall hold such Insurance Proceeds in a segregated interest-bearing escrow account, which shall be an Eligible Account, shall estimate, in Lender's reasonable discretion, the number of months required for Borrower to restore the damage caused by the casualty, shall divide the aggregate rent loss, business interruption or similar Insurance Proceeds by such number of months, and shall disburse from such bank account into the Central Account each month during the performance of such restoration such monthly installment of said Insurance Proceeds. In the event that Insurance Proceeds are to be applied toward restoration, Lender shall hold such funds in a segregated bank account at the Bank, which shall be an Eligible Account, and shall disburse same in accordance with the provisions of Section
3.04 hereof. Unless Lender elects, or is required pursuant to Section 6.01 hereof to make all of the Condemnation Proceeds available to Borrower for restoration, Lender and Borrower shall cause all such Condemnation Proceeds to be paid to the Central Account, whereupon Lender shall, after deducting Lender's costs of recovering and paying out such Condemnation Proceeds, including without limitation, reasonable attorneys' fees, apply same, by transferring such amounts to the Collection Account, to reduce the Debt in accordance with the terms of the Note; provided, however, that any Condemnation Proceeds received in connection with a temporary Taking shall be maintained in the Central Account, to be applied by Lender in the same manner as Rent received with respect to the operation of the Property; provided, further, however, that in the event that the Condemnation Proceeds of any such temporary Taking are paid in a lump sum in advance, Lender shall hold such Condemnation Proceeds in a segregated interest-bearing bank account, which shall be an Eligible Account, shall estimate, in Lender's reasonable discretion, the number of months that the Property shall be affected by such temporary Taking, shall divide the aggregate Condemnation Proceeds in connection with such temporary Taking by such number of months, and shall disburse from such bank account into the Central Account each month during the pendency of such temporary Taking such monthly installment of said Condemnation Proceeds. In the event that Condemnation Proceeds are to be applied toward restoration, Lender shall hold such funds in a segregated bank account at the Bank, which shall be an Eligible Account, and shall disburse same in accordance with the provisions of Section 3.04 hereof. If any Loss Proceeds are received by Borrower, such Loss Proceeds shall be received in trust for Lender, shall be segregated from other funds of Borrower, and shall be forthwith paid into the Central Account, or paid to Lender to hold in a segregated bank account at the Bank, in each case to be applied or disbursed in accordance with the foregoing. Any Loss Proceeds made available to Borrower for restoration in accordance herewith, to the extent not used by Borrower in connection with, or to the extent they exceed the cost of, such restoration, shall be deposited into the Central Account, whereupon Lender shall apply the same to reduce the Debt in accordance with the terms of the Note.

      Section 5.14. Mez Payment Sub-Account. Provided that no Event of Default has occurred and is continuing, on each Payment Date during which the Mez Loan is outstanding, Lender shall transfer to the holder of the Mez Loan, as identified in writing by a joint direction executed by Borrower and the holder of the Mez Loan, an amount equal to the Mez Payment Amount. Should an Event of Default occur, the sums on deposit in the Mez Payment Sub-Account may be applied by Lender to the payment of the Debt or any other charges affecting all or any portion of the Property, as Lender in its sole discretion may determine; provided, however, that no such application shall be deemed to have been made by operation of law or otherwise until actually made by Lender as herein provided. The holder of the Mez Loan shall be deemed a third party beneficiary for purposes of enforcing its right to receive payments of the Mez Payment Amount pursuant to the provisions of this Section 5.14, except that Borrower (and not Lender) shall be responsible for any deficiencies in such amount.

                            ARTICLE VI: CONDEMNATION

            Section 6.01. Condemnation. (a) Borrower shall notify Lender promptly of the commencement or threat of any Taking of the Property or any portion thereof. Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain the proceeds of any such Taking and to make any compromise or settlement in connection with such proceedings (subject to Borrower's reasonable approval, except after the occurrence of an Event of Default, in which event Borrower's approval shall not be required), subject to the provisions of this Security Instrument; provided, however, that Borrower may participate in any such proceedings and shall be authorized and entitled to compromise or settle any such proceeding with respect to Condemnation Proceeds in an amount less than five percent (5%) of the Allocated Loan Amount. Borrower shall execute and deliver to Lender any and all instruments reasonably required in connection with any such proceeding promptly after request therefor by Lender. Except as set forth above, Borrower shall not adjust, compromise, settle or enter into any agreement with respect to such proceedings without the prior consent of Lender. All Condemnation Proceeds are hereby assigned to and shall be paid to Lender to be applied in accordance with the terms hereof. With respect to Condemnation Proceeds in an amount in excess of five percent (5%) of the Allocated Loan Amount, Borrower hereby authorizes Lender to compromise, settle, collect and receive such Condemnation Proceeds, and to give proper receipts and acquittance therefor. Subject to the provisions of this Article VI, Lender may apply such Condemnation Proceeds (less any cost to Lender of recovering and paying out such proceeds, including, without limitation, reasonable attorneys' fees and disbursements and costs allocable to inspecting any repair, restoration or rebuilding work and the plans and specifications therefor) toward the payment of the Debt or to allow such proceeds to be used for the Work.

      (b) "Substantial Taking" shall mean (i) a Taking of such portion of the Property that would, in Lender's reasonable discretion, leave remaining a balance of the Property which would not under then current economic conditions, applicable Development Laws and other applicable Legal Requirements, permit the restoration of the Property so as to constitute a complete, rentable facility of the same sort as existed prior to the Taking, having adequate ingress and egress to the Property, capable of producing a projected Net Operating Income (as reasonably determined by Lender) yielding a projected Debt Service Coverage therefrom for the next two (2) years of not less than the Required Debt Service Coverage, (ii) a Taking which occurs less than two (2) years prior to the Maturity Date, (iii) a Taking which Lender is not reasonably satisfied could be restored within twelve (12) months and at least six (6) months prior to the Maturity Date or (iv) a Taking of more than fifteen percent (15%) of the reasonably estimated fair market value of the Property.

      (c) In the case of a Substantial Taking, Condemnation Proceeds shall be payable to Lender in reduction of the Debt but without any prepayment fee or charge of any kind and, if Borrower elects to apply any Condemnation Proceeds it may receive pursuant to this Security Instrument to the payment of the Debt, Borrower may prepay the balance of the Debt without any prepayment fee or charge of any kind.

      (d) In the event of a Taking which is less than a Substantial Taking, Borrower at its sole cost and expense (whether or not the award shall have been received or shall be sufficient for restoration) shall proceed diligently to restore, or cause the restoration of, the remaining Improvements not so taken, to maintain a complete, rentable, self-contained fully operational facility of the same sort as existed prior to the Taking in as good a condition as is reasonably possible. In the event of such a Taking, Lender shall receive the Condemnation Proceeds and shall pay over the same:

            (i) first, provided no Default shall have occurred and be continuing, to Borrower to the extent of any portion of the award as may be necessary to pay the reasonable cost of restoration of the Improvements remaining, and

            (ii) second, to Lender, in reduction of the Debt without any prepayment premium or charge of any kind.

      If one or more Takings in the aggregate create a Substantial Taking, then, in such event, the sections of this Article VI above applicable to Substantial Takings shall apply.

      (e) In the event Lender is obligated to or elects to make Condemnation Proceeds available for the restoration or rebuilding of the Property, such proceeds shall be disbursed in the manner and subject to the conditions set forth in Section 3.04(b) hereof. If, in accordance with this Article VI, any Condemnation Proceeds are used to reduce the Debt, they shall be applied in accordance with the provisions of the Note. Borrower shall promptly execute and deliver all instruments requested by Lender for the purpose of confirming the assignment of the Condemnation Proceeds to Lender. Application of all or any part of the Condemnation Proceeds to the Debt shall be made in accordance with the provisions of Sections 3.06 and 3.07 hereof. No application of the Condemnation Proceeds to the reduction of the Debt shall have the effect of releasing the lien of this Security Instrument until the remainder of the Debt has been paid in full. In the case of any Taking, Lender, to the extent that Lender has not been reimbursed by Borrower, shall be entitled, as a first priority out of any Condemnation Proceeds, to reimbursement for all costs, fees and expenses reasonably incurred in the determination and collection of any Condemnation Proceeds. All Condemnation Proceeds deposited with Lender pursuant to this Section, until expended or applied as provided herein, shall be held in accordance with Section 3.04(b) hereof and shall constitute additional security for the payment of the Debt and the payment and performance of Borrower's obligations, but Lender shall not be deemed a trustee or other fiduciary with respect to its receipt of such Condemnation Proceeds or any part thereof. All awards so deposited with Lender shall be held by Lender in an Eligible Account, but Lender makes no representation or warranty as to the rate or amount of interest, if any, which may accrue on any such deposit and shall have no liability in connection therewith. For purposes hereof, any reference to the award shall be deemed to include interest, if any, which has accrued thereon.

                         ARTICLE VII: LEASES AND RENTS

      Section 7.01. Assignment. (a) Borrower does hereby bargain, sell, assign and set over unto Lender, all of Borrower's interest in the Leases and Rents. The assignment of Leases and Rents in this Section 7.01 is an absolute, unconditional and present assignment from Borrower to Lender and not an assignment for security and the existence or exercise of Borrower's revocable license to collect Rent shall not operate to subordinate this assignment to any subsequent assignment. The exercise by Lender of any of its rights or remedies pursuant to this Section 7.01 shall not be deemed to make Lender a mortgagee-in-possession. In addition to the provisions of this Article VII, Borrower shall comply with all terms, provisions and conditions of the Assignment.

      (b) So long as there shall exist and be continuing no Event of Default, Borrower shall have a revocable license to take all actions with respect to all Leases and Rents, present and future, including the right to collect and use the Rents, subject to the terms of this Security Instrument and the Assignment.

      (c) In a separate instrument Borrower shall, as requested from time to time by Lender, assign to Lender or its nominee by specific or general assignment, any and all Leases, such assignments to be in form and content reasonably acceptable to Lender, but subject to the provisions of Section 7.01(b) hereof. Borrower agrees to deliver to Lender, within thirty (30) days after Lender's request, a true and complete copy of every Major Space Lease and during the continuance of any Default, all other Leases and, within ten (10) days after Lender's request, a complete list of the Leases, certified by Borrower to be true, accurate and complete and stating the demised premises, the names of the lessees, the Rent payable under the Leases, the date to which such Rents have been paid, the material terms of the Leases, including, without limitation, the dates of occupancy, the dates of expiration, any Rent concessions, work obligations or other inducements granted to the lessees thereunder, and any renewal options.

      (d) The rights of Lender contained in this Article VII, the Assignment or any other assignment of any Lease shall not result in any obligation or liability of Lender to Borrower or any lessee under a Lease or any party claiming through any such lessee.

      (e) At any time after an Event of Default, the license granted hereinabove may be revoked by Lender, and Lender or a receiver appointed in accordance with this Security Instrument may enter upon the Property, and collect, retain and apply the Rents toward payment of the Debt in such priority and proportions as Lender in its sole discretion shall deem proper.

      (f) In addition to the rights which Lender may have herein, upon the occurrence of any Event of Default, Lender, at its option, may require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be used and occupied by Borrower and may require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise.

      Section 7.02. Management of Property. (a) Borrower shall manage the Property or cause the Property to be managed in a manner which is consistent with the Approved Manager Standard. All Space Leases shall provide for rental rates comparable to then existing local market rates and terms and conditions which constitute good and prudent business practice and are consistent with prevailing market terms and conditions, and shall be arms-length transactions. All Leases shall be on a form previously approved by Lender and shall provide that they are subordinate to this Security Instrument and that the lessees thereunder attorn to Lender; provided, however, that the foregoing shall not apply to month-to-month agreements entered into with respect to the use of mini-storage facilities by Borrower in the ordinary course of business and on Borrower's standard form agreement. Borrower shall deliver copies of all Major Space Leases, amendments, modifications and renewals thereof to Lender. All proposed Major Space Leases for the Property shall be subject to the prior written approval of Lender, provided, however that Borrower may enter into new commercial leases with unrelated third parties without obtaining the prior consent of Lender provided that: (i) the proposed tenant is unrelated to a tenant under an existing Lease; (ii) the proposed leases conform with the requirements of this Section 7.02; (iii) the space to be leased pursuant to such proposed lease does not exceed 5,000 square feet; and (iv) the term of the proposed lease inclusive of all extensions and renewals, does not exceed five
(5) years.

      (b) Borrower (i) shall observe and perform all of its material obligations under the Leases pursuant to applicable Legal Requirements and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of default which Borrower shall receive under the Leases; (iii) shall, consistent with the Approved Manager Standard, enforce all of the terms, covenants and conditions contained in the Leases to be observed or performed;
(iv) shall not collect more than five percent (5%) of monthly Rent under the Leases more than one (1) month in advance (except that Borrower may collect in advance such security deposits as are permitted pursuant to applicable Legal Requirements and are commercially reasonable in the prevailing market); (v) shall not execute any other assignment of lessor's interest in the Leases or the Rents except as otherwise expressly permitted pursuant to this Security Instrument; (vi) shall not cancel or terminate any of the Leases or accept a surrender thereof in any manner inconsistent with the Approved Manager Standard;
(vii) shall not convey, transfer or suffer or permit a conveyance or transfer of all or any part of the Premises or the Improvements or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, lessees thereunder; (viii) shall not alter, modify or change the terms of any guaranty of any Major Space Lease or cancel or terminate any such guaranty; (ix) shall, in accordance with the Approved Manager Standard, make all reasonable efforts to seek lessees for space as it becomes vacant and enter into Leases in accordance with the terms hereof; (x) shall not materially modify, alter or amend any Major Space Lease or Property Agreement without Lender's consent, which consent will not be unreasonably withheld or delayed; (xi) shall notify Lender promptly if any Pad Owner shall cease business operations or of the occurrence of any event of which it becomes aware affecting a Pad Owner or its property which might have any material effect on the Property; and (xii) shall, without limitation to any other provision hereof, execute and deliver at the request of Lender all such further assurances, confirmations and assignments in connection with the Property as are required herein and as Lender shall from time to time reasonably require.

      (c) All security deposits of lessees, whether held in cash or any other form, shall be treated by Borrower as trust funds and shall be held in compliance with all Legal Requirements. Any bond or other instrument which Borrower is permitted to hold in lieu of cash security deposits under applicable Legal Requirements shall be maintained in full force and effect unless replaced by cash deposits as hereinabove described, shall be issued by a Person reasonably satisfactory to Lender, shall, if permitted pursuant to Legal Requirements, at Lender's option, name Lender as payee or mortgagee thereunder or be fully assignable to Lender and shall, in all respects, comply with applicable Legal Requirements and otherwise be reasonably satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of Borrower's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Borrower shall, upon Lender's request, if permitted by applicable Legal Requirements, turn over the security deposits (and any interest thereon) to Lender to be held by Lender in accordance with the terms of the Leases and all Legal Requirements.

      (d) Lender shall, upon request of Borrower, enter into a subordination, nondisturbance and attornment agreement ("SNDA") with respect to each proposed tenant entering into a Lease in compliance with the requirements of this Security Instrument; provided, that such Lease is (i) for at least 5,000 square feet of space of the Premises, (ii) with a tenant reasonably approved by Lender in writing prior to Borrower's execution of any such Lease and (iii) on the standard form of Lease previously approved in writing by Lender. Any SNDA executed by Lender shall be on Lender's then standard form and provide that in the event Lender or any purchaser at foreclosure shall succeed to Borrower's interest in the Property, the Leases of such tenants will remain in full force and effect and be binding upon Lender or such purchaser and such tenant as though each were original parties thereto.

      (e) Borrower covenants and agrees with Lender that (i) the Property will be managed at all times by Borrower or Manager pursuant to a management agreement to be approved by Lender (the "Management Agreement"), (ii) after Borrower has knowledge of a fifty percent (50%) or more change in control of the ownership of Manager, Borrower will promptly give Lender notice thereof (a "Manager Control Notice") and (iii) the Management Agreement may be terminated by Lender at any time for cause (including, but not limited to, Manager's gross negligence, misappropriation of funds, willful misconduct or fraud) or at any time following (A) the occurrence of an Event of Default, or (B) the receipt of a Manager Control Notice or (C) the date upon which the trailing twelve (12) month Aggregate Debt Service Coverage is equal to or less than 1.10:1.00, and a substitute managing agent shall be appointed by Borrower, subject to Lender's prior written approval, which may be given or withheld in Lender's sole discretion and which may be conditioned on, inter alia, a letter from the Rating Agency confirming that any rating issued by the Rating Agency in connection with a Securitization will not, as a result of the proposed change of Manager, be downgraded from the then current ratings thereof, qualified or withdrawn. Borrower may from time to time appoint a successor manager to manage the Property with Lender's prior written consent which consent shall not be unreasonably withheld or delayed, provided that any such successor manager shall be a reputable management company which meets the Approved Manager Standard and each Rating Agency shall have confirmed in writing that any rating issued by the Rating Agency in connection with a Securitization will not, as a result of the proposed change of Manager, be downgraded from the then current ratings thereof, qualified or withdrawn. Borrower further covenants and agrees that Borrower shall require Manager (or any successor managers) to maintain at all times during the term of the Loan worker's compensation insurance as required by Governmental Authorities. Lender acknowledges that, as of the Closing Date, the Property is self-managed by Borrower.

                      ARTICLE VIII: MAINTENANCE AND REPAIR

      Section 8.01. Maintenance and Repair of the Property; Alterations; Replacement of Equipment. Borrower hereby covenants and agrees:

      (a) Borrower shall not (i) desert or abandon the Property, (ii) change the use of the Property or cause or permit the use or occupancy of any part of the Property to be discontinued if such discontinuance or use change would violate any zoning or other law, ordinance or regulation; (iii) consent to or seek any lowering of the zoning classification, or greater zoning restriction affecting the Property; or (iv) take any steps whatsoever to convert the Property, or any portion thereof, to a condominium or cooperative form of ownership.

      (b) Borrower shall, at its expense, (i) take good care of the Property including grounds generally, and utility systems and sidewalks, roads, alleys, and curbs therein, and shall keep the same in good, safe and insurable condition and in compliance with all applicable Legal Requirements, (ii) promptly make all repairs to the Property, above grade and below grade, interior and exterior, structural and nonstructural, ordinary and extraordinary, unforeseen and foreseen, and maintain the Property in a manner appropriate for the facility and
(iii) not commit or suffer to be committed any waste of the Property or do or suffer to be done anything which will increase the risk of fire or other hazard to the Property or impair the value thereof. Borrower shall keep the sidewalks, vaults, gutters and curbs comprising, or adjacent to, the Property, clean and free from dirt, snow, ice, rubbish and obstructions. All repairs made by Borrower shall be made with first-class materials, in a good and workmanlike manner, shall be equal or better in quality and class to the original work and shall comply with all applicable Legal Requirements and Insurance Requirements. To the extent any of the above obligations are obligations of tenants under Space Leases or Pad Owners or other Persons under Property Agreements, Borrower may fulfill its obligations hereunder by causing such tenants, Pad Owners or other Persons, as the case may be, to perform their obligations thereunder. As used herein, the terms "repair" and "repairs" shall be deemed to include all necessary replacements.

      (c) Borrower shall not demolish, remove, construct, or, except as otherwise expressly provided herein, restore, or alter the Property or any portion thereof; nor consent to or permit any such demolition, removal, construction, restoration, addition or alteration which would diminish the value of the Property without Lender's prior written consent in each instance, which consent shall not be unreasonably withheld or delayed; provided, however, Borrower may make structural or exterior alterations to the Improvements or interior alterations of a non-structural type without Lender's prior written consent provided that (i) the aggregate cost of such alterations does not exceed $100,000.00 or (ii) in the event that such alterations are required due to an emergency situation and Borrower determines, in its commercially reasonable discretion and subject to the Approved Manager Standard that obtaining such consent from Lender is not practical under the circumstances (provided, however that Borrower shall use its best efforts to provide notice to Lender of such alterations within five (5) Business Days of such emergency condition commencing at the Property).

      (d) Borrower represents and warrants to Lender that (i) there are no fixtures, machinery, apparatus, tools, equipment or articles of personal property attached or appurtenant to, or located on, or used in connection with the management, operation or maintenance of the Property, except for the Equipment and Fixtures, equipment leased by Borrower for the management, operation or maintenance of the Property in accordance with the Loan Documents and the U-Haul rental fleet of trucks, vans and wagons; (ii) the Equipment and the leased equipment constitute all of the fixtures, machinery, apparatus, tools, equipment and articles of personal property necessary to the proper operation and maintenance of the Property; and (iii) all of the Equipment is free and clear of all liens, except for the lien of this Security Instrument and the Permitted Encumbrances. All right, title and interest of Borrower in and to all extensions, improvements, betterments, renewals and appurtenances to the Property hereafter acquired by, or released to, Borrower or constructed, assembled or placed by Borrower in the Property, and all changes and substitutions of the security constituted thereby, shall be and, in each such case, without any further mortgage, encumbrance, conveyance, assignment or other act by Lender or Borrower, shall become subject to the lien and security interest of this Security Instrument as fully and completely, and with the same effect, as though now owned by Borrower and specifically described in this Security Instrument, but at any and all times Borrower shall execute and deliver to Lender any documents Lender may reasonably deem necessary or appropriate for the purpose of specifically subjecting the same to the lien and security interest of this Security Instrument.

      (e) Notwithstanding the provisions of this Security Instrument to the contrary, Borrower shall have the right, at any time and from time to time, to remove and dispose of Equipment which may have become obsolete or unfit for use or which is no longer useful in the management, operation or maintenance of the Property. Borrower shall promptly replace any such Equipment so disposed of or removed with other Equipment of equal value and utility, free of any security interest or superior title, liens or claims; except that, if by reason of technological or other developments, replacement of the Equipment so removed or disposed of is not necessary or desirable for the proper management, operation or maintenance of the Property, Borrower shall not be required to replace the same. All such replacements or additional equipment shall be deemed to constitute "Equipment" and shall be covered by the security interest herein granted.

              ARTICLE IX: TRANSFER OR ENCUMBRANCE OF THE PROPERTY

      Section 9.01. Other Encumbrances. Borrower shall not further encumber or permit the further encumbrance in any manner (whether by grant of a pledge, security interest or otherwise) of the Property or any part thereof or interest therein, including, without limitation, of the Rents therefrom (other than purchase money financing of equipment in the ordinary course of business provided that such purchase money financing complies with the provisions of
Section 2.02(g)(viii) hereof); provided, however, notwithstanding anything contained in this Security Instrument, Lender hereby consents to the Mez Loan and the pledge of a direct or indirect interest in Borrower in connection therewith. In addition, Borrower shall not further encumber and shall not permit the further encumbrance in any manner (whether by grant of a pledge, security interest or otherwise) of Borrower or any direct or indirect interest in Borrower except as expressly permitted pursuant to this Security Instrument.

      Section 9.02. No Transfer. Borrower acknowledges that Lender has examined and relied on the expertise of Borrower and, if applicable, each General Partner, in owning and operating properties such as the Property in agreeing to make the Loan and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property. Borrower shall not Transfer, nor permit any Transfer, without the prior written consent of Lender, which consent Lender may withhold in its sole and absolute discretion. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer without Lender's consent. This provision shall apply to every Transfer regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer.

      Section 9.03. Due on Sale. Lender may declare the Debt immediately due and payable upon any Transfer or further encumbrance without Lender's consent without regard to whether any impairment of its security or any increased risk of default hereunder can be demonstrated. This provision shall apply to every Transfer or further encumbrance of the Property or any part thereof or interest in the Property or in Borrower regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer or further encumbrance of the Property or interest in Borrower.

      Section 9.04. Permitted Transfer. Notwithstanding the foregoing provisions of this Article IX, subsequent to the first (1st) anniversary of the Closing Date, a one time sale, conveyance or transfer of the Cross-collateralized Properties in their entirety (hereinafter, "Sale") shall be permitted hereunder, provided that each of the following terms and conditions are satisfied:

      (a) no Default is then continuing hereunder or under any of the other Loan Documents;

      (b) Lender shall have consented to the Sale, which consent shall not be unreasonably withheld or delayed, and, if the proposed Sale is to occur at any time after a Securitization, each Rating Agency shall have delivered written confirmation that any rating issued by such Rating Agency in connection with the Securitization will not, as a result of the proposed Sale, be downgraded from the then current ratings thereof, qualified or withdrawn; provided, however, that no request for consent to the Sale will be entertained by Lender if the proposed Sale is to occur within sixty (60) days of any contemplated sale of the Loan by Lender, whether in connection with a Securitization or otherwise;

      (c) Borrower gives Lender written notice of the terms of the proposed Sale not less than sixty (60) days before the date on which such Sale is scheduled to close and, concurrently therewith, gives Lender (i) all such information concerning the proposed transferee of the Property (hereinafter, "Buyer") as Lender would require in evaluating an initial extension of credit to a borrower and Lender determines, in its sole discretion that the Buyer is acceptable to Lender in all respects and (ii) a non-refundable application fee equal to $7,500;

      (d) Borrower pays Lender, concurrently with the closing of such Sale, a non-refundable assumption fee in an amount equal to one percent (1%) of the then outstanding Loan Amount together with all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Lender in connection with the Sale;

      (e) Buyer assumes all of the obligations under the Loan Documents and, prior to or concurrently with the closing of such Sale, Buyer executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate said assumption and delivers such legal opinions as Lender may reasonably require;

      (f) Borrower and Buyer execute, without any cost or expense to Lender, new financing statements or financing statement amendments and any additional documents reasonably requested by Lender;

      (g) Borrower delivers to Lender, without any cost or expense to Lender, such endorsements to Lender's title insurance policy, hazard insurance policy endorsements or certificates and other similar materials as Lender may deem necessary at the time of the Sale, all in form and substance reasonably satisfactory to Lender, including, without limitation, an endorsement or endorsements to Lender's title insurance policy insuring the lien of this Security Instrument, extending the effective date of such policy to the date of execution and delivery (or, if later, of recording) of the assumption agreement referenced above in subparagraph (e) of this Section, with no additional exceptions added to such policy, and insuring that fee simple title to the Property is vested in Buyer;

      (h) Borrower executes and delivers to Lender, without any cost or expense to Lender, a release of Lender, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the Loan Documents, through and including the date of the closing of the Sale, which agreement shall be in form and substance reasonably satisfactory to Lender and shall be binding upon Buyer;

      (i) subject to the provisions of Section 18.32 hereof, such Sale is not construed so as to relieve Borrower of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale, and Borrower executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate the ratification of said personal liability;

      (j) such Sale is not construed so as to relieve any Guarantor of its obligations under any guaranty or indemnity agreement executed in connection with the Loan and each such Guarantor executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate the ratification of each such guaranty agreement, provided that if Buyer or a party associated with Buyer approved by Lender in its sole discretion assumes the obligations of the current Guarantor under its guaranty and Buyer or such party associated with Buyer, as applicable, executes, without any cost or expense to Lender, a new guaranty in similar form and substance to the existing guaranty and otherwise satisfactory to Lender, then Lender shall release the current Guarantor from all obligations arising under its guaranty after the closing of such Sale; and

      (k) Buyer is a Single Purpose Entity and Lender receives a non-consolidation opinion relating to Buyer from Buyer's counsel, which opinion is in form and substance acceptable to Lender.

                            ARTICLE X: CERTIFICATES

      Section 10.01. Estoppel Certificates. (a) After request by Lender, Borrower, within fifteen (15) days and at its expense, will furnish Lender with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, and the unpaid principal amount of the Note, (ii) the rate of interest of the Note, (iii) the date payments of interest and/or principal were last paid, (iv) any offsets or defenses to the payment of the Debt, and if any are alleged, the nature thereof,
(v) that the Note and this Security Instrument have not been modified or if modified, giving particulars of such modification and (vi) that there has occurred and is then continuing no Default or if such Default exists, the nature thereof, the period of time it has existed, and the action being taken to remedy such Default.

      (b) Within fifteen (15) days after written request by Borrower, Lender shall furnish to Borrower a written statement confirming the amount of the Debt, the maturity date of the Note and the date to which interest has been paid.

      (c) Borrower shall use all reasonable efforts to obtain estoppel certificates from tenants that may be required hereunder or under the other Loan Documents.

                              ARTICLE XI: NOTICES

      Section 11.01. Notices. Any notice, demand, statement, request or consent made hereunder shall be in writing and delivered personally or sent to the party to whom the notice, demand or request is being made by Federal Express or other nationally recognized overnight delivery service, as follows and shall be deemed given when delivered personally or one (1) Business Day after being deposited with Federal Express or such other nationally recognized delivery service:

      If to Lender:   To Lender, at the address first written above,

                      with a copy to:

                      Morgan Stanley Mortgage Capital Inc.
                      1221 Avenue of the Americas, 27th Floor
                      New York, New York  10020
                      Attn: Stephen Holmes
                      Facsimile: No.: (212) 762-9495

                      and:

                      Proskauer Rose LLP
                      1585 Broadway
                      New York, New York 10036
                      Attn: David J. Weinberger, Esq.

      If to Borrower: To Borrower, at the address first written above,

                      with a copy to:

                      U-Haul International, Inc.
                      Legal Department
                      2727 N. Central Avenue
                      Phoenix, AZ  85004
                      Attention: Jennifer M. Settles, Esq.

or such other address as either Borrower or Lender shall hereafter specify by not less than ten (10) days prior written notice as provided herein; provided, however, that notwithstanding any provision of this Article to the contrary, such notice of change of address shall be deemed given only upon actual receipt thereof. Rejection or other refusal to accept or the inability to deliver because of changed addresses of which no notice was given as herein required shall be deemed to be receipt of the notice, demand, statement, request or consent.

                          ARTICLE XII: INDEMNIFICATION

      Section 12.01. Indemnification Covering Property. In addition, and without limitation, to any other provision of this Security Instrument or any other Loan Document, Borrower shall protect, indemnify and save harmless Lender and its successors and assigns, and each of their agents, employees, officers, directors, stockholders, partners and members (collectively, "Indemnified Parties") for, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, known or unknown, contingent or otherwise, whether incurred or imposed within or outside the judicial process, including, without limitation, reasonable attorneys' fees and disbursements imposed upon or incurred by or asserted against any of the Indemnified Parties by reason of (a) ownership of this Security Instrument, the Assignment, the Property or any part thereof or any interest therein or receipt of any Rents; (b) any accident, injury to or death of any person or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, parking areas, streets or ways; (c) any use, nonuse or condition in, on or about, or possession, alteration, repair, operation, maintenance or management of, the Property or any part thereof or on the adjoining sidewalks, curbs, parking areas, streets or ways; (d) any failure on the part of Borrower to perform or comply with any of the terms of this Security Instrument or the Assignment; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (f) any claim by brokers, finders or similar Persons claiming to be entitled to a commission in connection with any Lease or other transaction involving the Property or any part thereof; (g) any Imposition including, without limitation, any Imposition attributable to the execution, delivery, filing, or recording of any Loan Document, Lease or memorandum thereof; (h) any lien or claim arising on or against the Property or any part thereof under any Legal Requirement or any liability asserted against any of the Indemnified Parties with respect thereto;
(i) any claim arising out of or in any way relating to any tax or other imposition on the making and/or recording of this Security Instrument, the Note or any of the other Loan Documents; (j) a Default under Sections 2.02(f), 2.02(g), 2.02(k), 2.02(t) or 2.02(w) hereof, (k) the failure of any Person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with the Loan, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the Loan; or (l) the claims of any lessee or any Person acting through or under any lessee or otherwise arising under or as a consequence of any Lease. Notwithstanding the foregoing provisions of this Section 12.01 to the contrary, Borrower shall have no obligation to indemnify the Indemnified Parties pursuant to this Section
12.01 for liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses relative to the foregoing which result from Lender's, and its successors' or assigns', willful misconduct or gross negligence. Any amounts payable to Lender by reason of the application of this Section 12.01 shall constitute a part of the Debt secured by this Security Instrument and the other Loan Documents and shall become immediately due and payable and shall bear interest at the Default Rate from the date the liability, obligation, claim, cost or expense is sustained by Lender, as applicable, until paid. The provisions of this Section 12.01 shall survive the termination of this Security Instrument whether by repayment of the Debt, foreclosure or delivery of a deed in lieu thereof, assignment or otherwise. In case any action, suit or proceeding is brought against any of the Indemnified Parties by reason of any occurrence of the type set forth in (a) through (l) above, Borrower shall, at Borrower's expense, resist and defend such action, suit or proceeding or will cause the same to be resisted and defended by counsel at Borrower's expense for the insurer of the liability or by counsel designated by Borrower (unless reasonably disapproved by Lender promptly after Lender has been notified of such counsel); provided, however, that nothing herein shall compromise the right of Lender (or any other Indemnified Party) to appoint its own counsel at Borrower's expense for its defense with respect to any action which, in the reasonable opinion of Lender or such other Indemnified Party, as applicable, presents a conflict or potential conflict between Lender or such other Indemnified Party that would make such separate representation advisable. Any Indemnified Party will give Borrower prompt notice after such Indemnified Party obtains actual knowledge of any potential claim by such Indemnified Party for indemnification hereunder. The Indemnified Parties shall not settle or compromise any action, proceeding or claim as to which it is indemnified hereunder without notice to Borrower. The provisions of this Section 12.01 shall survive for a period of ten (10) years after the termination of this Security Instrument, whether by repayment of the Debt, foreclosure or delivery of a deed in lieu thereof, assignment or otherwise. Notwithstanding the foregoing, the provisions of this Article XII are not intended to modify or restrict the provisions of Section 18.32 hereof.

                             ARTICLE XIII: DEFAULTS

      Section 13.01. Events of Default. The Debt shall become immediately due at the option of Lender upon any one or more of the following events ("Event of Default"):

      (a) if the final payment or prepayment premium, if any, due under the Note shall not be paid on Maturity;

      (b) if any monthly payment of interest and/or principal due under the Note (other than the sums described in (a) above) shall not be fully paid within five (5) days of the date upon which the same is due and payable thereunder;

      (c) if payment of any sum (other than the sums described in (a) above or (b) above) required to be paid pursuant to the Note, this Security Instrument or any other Loan Document shall not be paid within five (5) days after Lender delivers written notice to Borrower that same is due and payable thereunder or hereunder;

      (d) if Borrower, Guarantor or, if Borrower or Guarantor is a partnership, any general partner of Borrower or Guarantor, or, if Borrower or Guarantor is a limited liability company, any member of Borrower or Guarantor, shall institute or cause to be instituted any proceeding for the termination or dissolution of Borrower, Guarantor or any such general partner or member;

      (e) if the insurance policies required hereunder are not kept in full force and effect, or if the insurance policies are not assigned and delivered to Lender as herein provided;

      (f) if Borrower or Guarantor attempts to assign its rights under this Security Instrument or any other Loan Document or any interest herein or therein, or if any Transfer occurs other than in accordance with the provisions hereof;

      (g) if any representation or warranty of Borrower or Guarantor made herein or in any other Loan Document or in any certificate, report, financial statement or other instrument or agreement furnished to Lender shall prove false or misleading in any material respect;

      (h) if Borrower, Guarantor or any general partner of Borrower or Guarantor shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due;

      (i) if a receiver, liquidator or trustee of Borrower, Guarantor or any general partner of Borrower or Guarantor shall be appointed or if Borrower, Guarantor or their respective general partners shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in, by Borrower, Guarantor or their respective general partners or if any proceeding for the dissolution or liquidation of Borrower, Guarantor or their respective general partners shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower, Guarantor or their respective general partners, as applicable, upon the same not being discharged, stayed or dismissed within sixty (60) days or if Borrower, Guarantor or their respective general partners shall generally not be paying its debts as they become due;

      (j) if Borrower shall be in default beyond any notice or grace period, if any, under any other mortgage or deed of trust or security agreement covering any part of the Property without regard to its priority relative to this Security Instrument; provided, however, this provision shall not be deemed a waiver of the provisions of Article IX prohibiting further encumbrances affecting the Property or any other provision of this Security Instrument;

      (k) if the Property becomes subject (i) to any lien which is superior to the lien of this Security Instrument, other than a lien for real estate taxes and assessments not due and payable, or (ii) to any mechanic's, materialman's or other lien which is or is asserted to be superior to the lien of this Security Instrument, and such lien

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

shall remain undischarged (by payment, bonding, or otherwise) for thirty (30) days following service of notice thereof upon Borrower unless contested in accordance with the terms hereof;

      (l) if Borrower discontinues the operation of the Property or any part thereof for reasons other than repair or restoration arising from a casualty or condemnation for ten (10) days or more;

      (m) except as permitted in this Security Instrument, any material alteration, demolition or removal of any of the Improvements without the prior consent of Lender;

      (n) if Borrower consummates a transaction which would cause this Security Instrument or Lender's rights under this Security Instrument, the Note or any other Loan Document to constitute a non-exempt prohibited transaction under ERISA or result in a violation of a state statute regulating government plans subjecting Lender to liability for a violation of ERISA or a state statute;

      (o) if an Event of Default shall occur under any of the other Cross-collateralized Mortgages or any default beyond applicable notice and grace periods under any document executed by the Cross-collateralized Borrowers; or

      (p) if a default under any of the other terms, covenants or conditions of the Note, this Security Instrument or any other Loan Document, other than as set forth in (a) through (o) above, for ten (10) days after notice from Lender in the case of any default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other default or an additional thirty (30) days if Borrower is diligently and continuously effectuating a cure of a curable non-monetary default, other than as set forth in (a) through (o) above.

      Section 13.02. Remedies. (a) Upon the occurrence and during the continuance of any Event of Default, Lender may, in addition to any other rights or remedies available to it hereunder or under any other Loan Document, at law or in equity, take such action, without notice or demand, as it reasonably deems advisable to protect and enforce its rights against Borrower or any one or more of the Cross-collateralized Borrowers and in and to the Property or any one or more of the Cross-collateralized Properties or any one or more of them, including, but not limited to, the following actions, each of which may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting any other rights and remedies of Lender hereunder, at law or in equity: (i) declare all or any portion of the unpaid Debt to be immediately due and payable; provided, however, that upon the occurrence of any of the events specified in Section 13.01(i), the entire Debt will be immediately due and payable without notice or demand or any other declaration of the amounts due and payable; or (ii) bring an action to foreclose this Security Instrument and without applying for a receiver for the Rents, but subject to the rights of the tenants under the Leases, enter into or upon the Property or any part thereof, either personally or by its agents, nominees or attorneys, and dispossess Borrower and its agents and servants therefrom, and thereupon Lender may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat,
(B) make alterations, additions, renewals, replacements and improvements to or on the Property or any part thereof, (C) exercise all rights and powers of Borrower with respect to the Property or any part thereof, whether in the name of Borrower or otherwise, including, without limitation, the right, subject to the terms of the Leases, to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Property and every part thereof, and (D) apply the receipts from the Property or any part thereof to the payment of the Debt, after deducting therefrom all expenses (including, without limitation, reasonable attorneys' fees and disbursements) reasonably incurred in connection with the aforesaid operations and all amounts necessary to pay the Impositions, insurance and other charges in connection with the Property or any part thereof, as well as just and reasonable compensation for the services of Lender's third-party agents; or (iii) have an appraisal or other valuation of the Property or any part thereof performed by an Appraiser (and Borrower covenants and agrees it shall cooperate in causing any such valuation or appraisal to be performed) and any cost or expense incurred by Lender in connection therewith shall constitute a portion of the Debt and be secured by this Security Instrument and shall be immediately due and payable to Lender with interest, at the Default Rate, until the date of receipt by Lender; or (iv) sell the Property or institute proceedings for the complete foreclosure of this

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

Security Instrument, or take such other action as may be allowed pursuant to Legal Requirements, at law or in equity, for the enforcement of this Security Instrument in which case the Property or any part thereof may be sold for cash or credit in one or more parcels; or (v) with or without entry, and to the extent permitted and pursuant to the procedures provided by applicable Legal Requirements, institute proceedings for the partial foreclosure of this Security Instrument, or take such other action as may be allowed pursuant to Legal Requirements, at law or in equity, for the enforcement of this Security Instrument for the portion of the Debt then due and payable, subject to the lien of this Security Instrument continuing unimpaired and without loss of priority so as to secure the balance of the Debt not then due; or (vi) sell the Property or any part thereof and any or all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, in whole or in parcels, in any order or manner, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, at the discretion of Lender, and in the event of a sale, by foreclosure or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien on the remaining portion of the Property; or (vii) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained in the Loan Documents, or any of them; or (viii) recover judgment on the Note or any guaranty either before, during or after (or in lieu of) any proceedings for the enforcement of this Security Instrument; or (ix) apply, ex parte, for the appointment of a custodian, trustee, receiver, keeper, liquidator or conservator of the Property or any part thereof, irrespective of the adequacy of the security for the Debt and without regard to the solvency of Borrower or of any Person liable for the payment of the Debt, to which appointment Borrower does hereby consent and such receiver or other official shall have all rights and powers permitted by applicable law and such other rights and powers as the court making such appointment may confer, but the appointment of such receiver or other official shall not impair or in any manner prejudice the rights of Lender to receive the Rent with respect to any of the Property pursuant to this Security Instrument or the Assignment; or (x) require, at Lender's option, Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Property occupied by Borrower and may require Borrower to vacate and surrender possession to Lender of the Property or to such receiver and Borrower may be evicted by summary proceedings or otherwise; or
(xi) without notice to Borrower (A) apply all or any portion of the cash collateral in any Sub-Account, including any interest and/or earnings therein, to carry out the obligations of Borrower under this Security Instrument and the other Loan Documents, to protect and preserve the Property and for any other purpose permitted under this Security Instrument and the other Loan Documents and/or (B) have all or any portion of such cash collateral immediately paid to Lender to be applied against the Debt in the order and priority set forth in the Note; or (xii) pursue any or all such other rights or remedies as Lender may have under applicable law or in equity; provided, however, that the provisions of this Section 13.02(a) shall not be construed to extend or modify any of the notice requirements or grace periods provided for hereunder or under any of the other Loan Documents. Borrower hereby waives, to the fullest extent permitted by Legal Requirements, any defense Borrower might otherwise raise or have by the failure to make any tenants parties defendant to a foreclosure proceeding and to foreclose their rights in any proceeding instituted by Lender.

      (b) Any time after an Event of Default Lender shall have the power to sell the Property or any part thereof at public auction, in such manner, at such time and place, upon such terms and conditions, and upon such public notice as Lender may deem best for the interest of Lender, or as may be required or permitted by applicable law, consisting of advertisement in a newspaper of general circulation in the jurisdiction and for such period as applicable law may require and at such other times and by such other methods, if any, as may be required by law to convey the Property in fee simple by Lender's deed with special warranty of title to and at the cost of the purchaser, who shall not be liable to see to the application of the purchase money. The proceeds or avails of any sale made under or by virtue of this Section 13.02, together with any other sums which then may be held by Lender under this Security Instrument, whether under the provisions of this Section 13.02 or otherwise, shall be applied as follows:

      First: To the payment of the third-party costs and expenses reasonably incurred in connection with any such sale and to advances, fees and expenses, including, without limitation, reasonable fees and expenses of Lender's legal counsel as applicable, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances reasonably made or incurred by Lender under this Security Instrument, together with interest as provided herein on all such advances made by Lender, and all Impositions, except any Impositions or other charges subject to which the Property shall have been sold;

      Second: To the payment of the whole amount then due, owing and unpaid under the Note for principal and interest thereon, with interest on such unpaid principal at the Default Rate from the date of the occurrence of the earliest Event of Default that formed a basis for such sale until the same is paid;

      Third: To the payment of any other portion of the Debt required to be paid by Borrower pursuant to any provision of this Security Instrument, the Note, or any of the other Loan Documents; and

      Fourth: The surplus, if any, to Borrower unless otherwise required by Legal Requirements.

Lender and any receiver or custodian of the Property or any part thereof shall be liable to account for only those rents, issues, proceeds and profits actually received by it.

      (c) Lender may adjourn from time to time any sale by it to be made under or by virtue of this Security Instrument by announcement at the time and place appointed for such sale or for such adjourned sale or sales and, except as otherwise provided by any applicable provision of Legal Requirements, Lender without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

      (d) Upon the completion of any sale or sales made by Lender under or by virtue of this Section 13.02 or the other provisions of this Security Instrument, Lender, or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, granting, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Lender is hereby irrevocably appointed the true and lawful attorney-in-fact of Borrower (coupled with an interest), in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold and for that purpose Lender may execute all necessary instruments of conveyance, assignment, transfer and delivery, and may substitute one or more Persons with like power, Borrower hereby ratifying and confirming all that its said attorney-in-fact or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Borrower, if so requested by Lender, shall ratify and confirm any such sale or sales by executing and delivering to Lender, or to such purchaser or purchasers all such instruments as may be advisable, in the sole judgement of Lender, for such purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Section 13.02, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the property and rights so sold, and shall, to the fullest extent permitted under Legal Requirements, be a perpetual bar, both at law and in equity against Borrower and against any and all Persons claiming or who may claim the same, or any part thereof, from, through or under Borrower.

      (e)   In the event of any sale made under or by virtue of this Section
13.02 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale), the entire Debt immediately thereupon shall, anything in the Loan Documents to the contrary notwithstanding, become due and payable.

      (f) Upon any sale made under or by virtue of this Section 13.02 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale), Lender may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and the costs of the action.

      (g) No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Property or any part thereof or upon any other property of Borrower shall release the lien of this Security Instrument upon the Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired until all amounts due under the Note, this Security Instrument and the other Loan Documents are paid in full.

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

      (h) Upon the exercise by Lender of any power, right, privilege, or remedy pursuant to this Security Instrument which requires any consent, approval, registration, qualification, or authorization of any Governmental Authority, Borrower agrees to execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments, assignments and other documents and papers that Lender or any purchaser of the Property may be required to obtain for such governmental consent, approval, registration, qualification, or authorization and Lender is hereby irrevocably appointed the true and lawful attorney-in-fact of Borrower (coupled with an interest), in its name and stead, to execute all such applications, certificates, instruments, assignments and other documents and papers.

      Section 13.03. Payment of Debt After Default. If, following the occurrence of any Event of Default, Borrower shall tender payment of an amount sufficient to satisfy the Debt in whole or in part at any time prior to a foreclosure sale of the Property, and if at the time of such tender prepayment of the principal balance of the Note is not permitted by the Note or this Security Instrument, Borrower shall also pay to Lender a sum equal to (a) the entire principal balance of the Note, all accrued interest thereon and all other fees, charges and sums due and payable hereunder, (b) all costs and expenses in connection with the enforcement of Lender's rights hereunder, and (c) a prepayment charge (the "Prepayment Charge") equal to the greater of (i) 1% of the principal balance of the Note and (ii) the amount, which when added to the Principal Amount, will be sufficient to purchase the Federal Obligations necessary to meet the Scheduled Defeasance Payments assuming defeasance would be permitted under
Article 15 of this Security Instrument. Failure of Lender to require any of these payments shall not constitute a waiver of the right to require the same in the event of any subsequent default or to exercise any other remedy available to Lender hereunder, under any other Loan Document or at law or in equity. If at the time of such tender, prepayment of the principal balance of the Note is permitted, such tender by Borrower shall be deemed to be a voluntary prepayment of the principal balance of the Note, and Borrower shall, in addition to the entire Debt, also pay to Lender the applicable prepayment consideration specified in the Note and this Security Instrument.

      Section 13.04. Possession of the Property. Upon the occurrence of any Event of Default and the acceleration of the Debt or any portion thereof, Borrower, if an occupant of the Property or any part thereof, upon demand of Lender, shall immediately surrender possession of the Property (or the portion thereof so occupied) to Lender, and if Borrower is permitted to remain in possession, the possession shall be as a month-to-month tenant of Lender and, on demand, Borrower shall pay to Lender monthly, in advance, a reasonable rental for the space so occupied and in default thereof Borrower may be dispossessed. The covenants herein contained may be enforced by a receiver of the Property or any part thereof. Nothing in this Section 13.04 shall be deemed to be a waiver of the provisions of this Security Instrument making the Transfer of the Property or any part thereof without Lender's prior written consent an Event of Default.

      Section 13.05. Interest After Default. If any amount due under the Note, this Security Instrument or any of the other Loan Documents is not paid within any applicable notice and grace period after same is due, whether such date is the stated due date, any accelerated due date or any other date or at any other time specified under any of the terms hereof or thereof, then, in such event, Borrower shall pay interest on the amount not so paid from and after the date on which such amount first becomes due at the Default Rate; and such interest shall be due and payable at such rate until the earlier of the cure of all Events of Default or the payment of the entire amount due to Lender, whether or not any action shall have been taken or proceeding commenced to recover the same or to foreclose this Security Instrument. All unpaid and accrued interest shall be secured by this Security Instrument as part of the Debt. Nothing in this Section
13.05 or in any other provision of this Security Instrument shall constitute an extension of the time for payment of the Debt.

      Section 13.06. Borrower's Actions After Default. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by Lender to obtain judgment for the Debt, or of any other nature in aid of the enforcement of the Loan Documents, Borrower will (a) after receipt of notice of the institution of any such action, waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding, and (b) if required by Lender, consent to the appointment of a receiver or receivers of the Property or any part thereof and of all the earnings, revenues, rents, issues, profits and income thereof.

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

      Section 13.07. Control by Lender After Default. Notwithstanding the appointment of any custodian, receiver, liquidator or trustee of Borrower, or of any of its property, or of the Property or any part thereof, to the extent permitted by Legal Requirements, Lender shall be entitled to obtain possession and control of all property now and hereafter covered by this Security Instrument and the Assignment in accordance with the terms hereof.

      Section 13.08. Right to Cure Defaults. (a) Upon the occurrence of any Event of Default, Lender or its agents may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender and its agents are authorized to enter upon the Property or any part thereof for such purposes, or appear in, defend, or bring any action or proceedings to protect Lender's interest in the Property or any part thereof or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 13.08, shall constitute a portion of the Debt and shall be immediately due and payable to Lender upon demand. All such costs and expenses incurred by Lender or its agents in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period from the date so demanded to the date of payment to Lender. All such costs and expenses incurred by Lender or its agents together with interest thereon calculated at the above rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument.

      (b) If Lender makes any payment or advance that Lender is authorized by this Security Instrument to make in the place and stead of Borrower (i) relating to the Impositions or tax liens asserted against the Property, Lender may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of the bill, statement or estimate or into the validity of any of the Impositions or the tax liens or claims thereof; (ii) relating to any apparent or threatened adverse title, lien, claim of lien, encumbrance, claim or charge, Lender will be the sole judge of the legality or validity of same; or (iii) relating to any other purpose authorized by this Security Instrument but not enumerated in this Section 13.08, Lender may do so whenever, in its judgment and discretion, the payment or advance seems necessary or desirable to protect the Property and the full security interest intended to be created by this Security Instrument. In connection with any payment or advance made pursuant to this Section 13.08, Lender has the option and is authorized, but in no event shall be obligated, to obtain a continuation report of title prepared by a title insurance company. The payments and the advances made by Lender pursuant to this Section 13.08 and the cost and expenses of said title report will be due and payable by Borrower on demand, together with interest at the Default Rate, and will be secured by this Security Instrument.

      Section 13.09. Late Payment Charge. If any portion of the Debt is not paid in full on or before the fifth (5th) day after the date on which it is due and payable hereunder, Borrower shall pay to Lender an amount equal to five percent (5%) of such unpaid portion of the Debt ("Late Charge") to defray the expense incurred by Lender in handling and processing such delinquent payment, and such amount shall constitute a part of the Debt.

      Section 13.10. Recovery of Sums Required to Be Paid. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due and payable hereunder (after the expiration of any grace period or the giving of any notice herein provided, if any), without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

      Section 13.11. Marshalling and Other Matters. Borrower hereby waives, to the fullest extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement, redemption (both equitable and statutory) and homestead laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Nothing herein or in any other Loan Document shall be construed as requiring Lender to resort to any particular Cross-collateralized Property for the satisfaction of the Debt in preference or priority to any other Cross-collateralized Property but Lender may seek satisfaction out of all the Cross-collateralized Properties or any part thereof in its absolute discretion. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, whether equitable or statutory and on behalf of each and every Person acquiring any interest in or title to the Property or any part thereof subsequent to the date of this Security Instrument and on behalf of all Persons to the fullest extent permitted by applicable law.

      Section 13.12. Tax Reduction Proceedings. After an Event of Default, Borrower shall be deemed to have appointed Lender as its attorney-in-fact to seek a reduction or reductions in the assessed valuation of the Property for real property tax purposes or for any other purpose and to prosecute any action or proceeding in connection therewith. This power, being coupled with an interest, shall be irrevocable for so long as any part of the Debt remains unpaid and any Event of Default shall be continuing.

      Section 13.13. General Provisions Regarding Remedies.

      (a) Right to Terminate Proceedings. Lender may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in Section 13.02 at any time before the conclusion thereof, as determined in Lender's sole discretion and without prejudice to Lender.

      (b) No Waiver or Release. The failure of Lender to exercise any right, remedy or option provided in the Loan Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation contained in the Loan Documents. No acceptance by Lender of any payment after the occurrence of an Event of Default and no payment by Lender of any payment or obligation for which Borrower is liable hereunder shall be deemed to waive or cure any Event of Default. No sale of all or any portion of the Property, no forbearance on the part of Lender, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Lender to Borrower or any other Person, shall operate to release or in any manner affect the interest of Lender in the Property or the liability of Borrower to pay the Debt. No waiver by Lender shall be effective unless it is in writing and then only to the extent specifically stated.

      (c) No Impairment; No Releases. The interests and rights of Lender under the Loan Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Lender may grant with respect to any of the Debt; (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant with respect to the Property or any portion thereof; or (iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.

      (d) Effect on Judgment. No recovery of any judgment by Lender and no levy of an execution under any judgment upon any Property or any portion thereof shall affect in any manner or to any extent the lien of the other Cross-collateralized Mortgages upon the remaining Cross-collateralized Properties or any portion thereof, or any rights, powers or remedies of Lender hereunder or thereunder. Such lien, rights, powers and remedies of Lender shall continue unimpaired as before.

                   ARTICLE XIV: COMPLIANCE WITH REQUIREMENTS

      Section 14.01. Compliance with Legal Requirements. (a) Borrower shall promptly comply with all present and future Legal Requirements, foreseen and unforeseen, ordinary and extraordinary, whether requiring structural or nonstructural repairs or alterations including, without limitation, all zoning, subdivision, building, safety and environmental protection, land use and development Legal Requirements, all Legal Requirements which may be applicable to the curbs adjoining the Property or to the use or manner of use thereof, and all rent control, rent stabilization and all other similar Legal Requirements relating to rents charged and/or collected in connection with the Leases. Borrower represents and warrants that (i) except as previously disclosed to Lender in the zoning report delivered to Lender in connection with the origination of the Loan, the Property is in compliance in all material respects with all Legal Requirements as of the date hereof, no notes or notices of violations of any Legal Requirements have been entered or received by Borrower and there is no basis for the entering of such notes or notices and (ii) any violations of Legal Requirements with respect to the Property will not result in a Material Adverse Effect, be a threat to the health and safety of any Person or impair Borrower's ability to collect any Rent.

      (b) Borrower shall have the right to contest by appropriate legal proceedings diligently conducted in good faith, without cost or expense to Lender, the validity or application of any Legal Requirement and to suspend

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compliance therewith if permitted under applicable Legal Requirements, provided
(i) failure to comply therewith may not subject Lender to any civil or criminal liability, (ii) prior to and during such contest, Borrower shall furnish to Lender security reasonably satisfactory to Lender, in its discretion, against loss or injury by reason of such contest or non-compliance with such Legal Requirement, (iii) no Default or Event of Default shall exist during such proceedings and such contest shall not otherwise violate any of the provisions of any of the Loan Documents, (iv) such contest shall not, (unless Borrower shall comply with the provisions of clause (ii) of this Section 14.01(b)) subject the Property to any lien or encumbrance the enforcement of which is not suspended or otherwise affect the priority of the lien of this Security Instrument; (v) such contest shall not affect the ownership, use or occupancy of the Property; (vi) the Property or any part thereof or any interest therein shall not be in any danger of being sold, forfeited or lost by reason of such contest by Borrower; (vii) Borrower shall give Lender prompt notice of the commencement of such proceedings and, upon request by Lender, notice of the status of such proceedings and/or confirmation of the continuing satisfaction of the conditions set forth in clauses (i) - (vi) of this Section 14.01(b); and
(viii) upon a final determination of such proceeding, Borrower shall take all steps necessary to comply with any requirements arising therefrom.

      (c) Borrower shall at all times comply with all applicable Legal Requirements with respect to the construction, use and maintenance of any vaults adjacent to the Property. If by reason of the failure to pay taxes, assessments, charges, permit fees, franchise taxes or levies of any kind or nature, the continued use of the vaults adjacent to Property or any part thereof is discontinued, Borrower nevertheless shall, with respect to any vaults which may be necessary for the continued use of the Property, take such steps (including the making of any payment) to ensure the continued use of vaults or replacements.

      Section 14.02. Compliance with Recorded Documents; No Future Grants. Borrower shall promptly perform and observe or cause to be performed and observed, all of the terms, covenants and conditions of all Property Agreements and all things necessary to preserve intact and unimpaired any and all appurtenances or other interests or rights affecting the Property.

                       ARTICLE XV: DEFEASANCE; PREPAYMENT

      Section 15.01. Defeasance; Prepayment. (a) Except as set forth in this
Section 15.01, no prepayment or defeasance of the Debt may be made by or on behalf of Borrower in whole or in part.

      (b)   Borrower may defease the Loan at any time subsequent to the second
(2nd) anniversary of a Securitization and prior to the calendar month three (3) months prior to the Maturity Date, in whole or, from time to time, in part, as of the last day of an Interest Accrual Period, in accordance with the following provisions:

            (i)   Lender shall have received from Borrower, not less than thirty
      (30) days', nor more than ninety (90) days', prior written notice specifying the date proposed for such defeasance and the amount which is to be defeased, which proposed date shall be a Payment Date.

            (ii) Borrower shall also pay to Lender all interest due through and including the last day of the Interest Accrual Period ending on the day prior to the Payment Date in which such defeasance is being made, together with any and all other amounts due and owing pursuant to the terms of the Note, this Security Instrument or the other Loan Documents, including, without limitation, any costs incurred in connection with a defeasance.

            (iii) No Event of Default shall have occurred and be continuing.

            (iv) Borrower shall (A) pay the Defeasance Deposit and (B) deliver to Lender (1) a security agreement, in form and substance reasonably satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the Federal Obligations purchased on behalf of Borrower with the Defeasance Deposit in accordance with the terms of this Section 15.01(b)(iv) (the "Security Agreement"); (2) an Officer's Certificate certifying that the requirements set forth in this Section 15.01(b)(iv) have been satisfied; (3) an opinion of counsel for Borrower in form and substance reasonably satisfactory to Lender

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      stating, among other things, that (x) Lender has a perfected security interest in the Defeasance Deposit and a first priority perfected security interest in the Federal Obligations purchased by Lender on behalf of Borrower, (y) the contemplated defeasance will not result in any deemed exchange pursuant to Section 1001 of the Code of the Note and will not adversely affect the Note's or, if applicable, the undefeased Note's status as indebtedness for Federal income tax purposes and (z) any trust formed as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code ("REMIC") in connection with a Securitization will not fail to maintain its status as a REMIC as a result of such defeasance; (4) in the event that only a portion of the Loan is being defeased, Borrower shall execute and deliver all necessary documents to split the Note into two substitute notes, one having a principal balance equal to the defeased portion of the Note (the "Defeased Note") and one note having a principal balance equal to the undefeased portion of the Note (the "Undefeased Note"), the amortization schedule for which notes shall be calculated, in the case of a Defeased Note, or recalculated, in the case of an Undefeased Note, to fully amortize the respective principal balances of each on a twenty-five (25) year schedule (commencing on the Closing Date) utilizing level monthly payments of principal and interest;
      (5) a certificate, in form and substance reasonably satisfactory to Lender from a nationally recognized Independent certified public accountant confirming that the requirements of this Section 15.01(b) have been satisfied; and (6) such other certificates, documents, opinions or instruments as Lender may reasonably request. Borrower hereby irrevocably appoints Lender as its agent and attorney-in-fact, coupled with an interest, for the purpose of using the Defeasance Deposit to purchase Federal Obligations which provide Scheduled Defeasance Payments, and Lender shall, upon receipt of the Defeasance Deposit, purchase such Federal Obligations on behalf of Borrower. Borrower, pursuant to the Security Agreement or other appropriate document, shall authorize and direct that the payments received from the Federal Obligations shall be made directly to Lender and applied to satisfy the obligations of Borrower under the Defeased Note. The Defeased Note and the Undefeased Note shall have identical terms as the Note, except for the principal balance. A Defeased Note cannot be the subject of a further defeasance.

            (v) The Rating Agencies shall have confirmed in writing that any rating issued by the Rating Agencies in connection with the Securitization will not, as a result of the proposed defeasance, be downgraded from the then current ratings thereof, qualified or withdrawn.

            (vi) In the event of a defeasance of the Loan in whole, but not in part, if Borrower shall continue to own any assets other than the Defeasance Deposit, Borrower shall establish or designate a special-purpose bankruptcy-remote successor entity acceptable to Lender (the "Successor Borrower"), with respect to which a substantive nonconsolidation opinion satisfactory in form and substance reasonably satisfactory to Lender has been delivered to Lender and Borrower shall transfer and assign to the Successor Borrower all obligations, rights and duties under the Note and the Security Agreement, together with the pledged Defeasance Deposit. The Successor Borrower shall assume the obligations of Borrower under the Note and the Security Agreement and Borrower shall be relieved of its obligations hereunder and thereunder. Borrower shall pay Ten and No/100 Dollars ($10.00) to the Successor Borrower as consideration for assuming such Borrower obligations.

            (vii) In the event that Borrower desires to allocate all or any portion of a Defeasance Deposit to reduce the Allocated Loan Amount of a specific Cross-collateralized Property, Borrower shall have included in the notice required to be given pursuant to clause (i) of this Section 15.01(b) a statement designating to which Cross-collateralized Property Borrower wishes to have such Defeasance Deposit allocated.

      (c) At any time on or subsequent to the Payment Date which is six (6) months prior to the Maturity Date, Borrower may prepay the Loan, in whole, but not in part, as of the last day of an Interest Accrual Period, in accordance with the following provisions:

            (i)   Lender shall have received from Borrower, not less than thirty
      (30) days', nor more than ninety (90) days', prior written notice specifying the date proposed for such prepayment and the amount which is to be prepaid which proposed date shall be a Payment Date.

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

            (ii) Borrower shall also pay to Lender all interest due through and including the last day of the Interest Accrual Period ending on the day prior to the Payment Date in which such prepayment is being made, together with any and all other amounts due and owing pursuant to the terms of the Note, this Security Instrument or the other Loan Documents.

            (iii) No Event of Default shall have occurred and be continuing.

            (iv) Any partial prepayment of the Principal Amount, including, without limitation, Unscheduled Payments, shall be applied to the installments of principal last due hereunder and shall not release or relieve Borrower or any other Cross-collateralized Borrower from the obligation to pay the regularly scheduled installments of principal becoming due under the Note.

      Section 15.02. Release of Property. If Loss Proceeds from the Property are applied towards the repayment of the Debt, Lender shall, promptly, upon satisfaction of all the following terms and conditions, execute, acknowledge and deliver to Borrower a release of this Security Instrument (a "Release") in recordable form with respect to the Property:

      (a) In the event of a prepayment of the Loan in part, but not in whole, Lender shall have received the Release Price.

      (b) Borrower shall, at its sole cost and expense, prepare any and all documents and instruments necessary to effect the Release, all of which shall be subject to the reasonable approval of Lender, and Borrower shall pay all costs reasonably incurred by Lender (including, but not limited to, reasonable attorneys' fees and disbursements, title search costs and endorsement premiums) in connection with the review, execution and delivery of the Release.

      (c)   No Event of Default has occurred and is continuing.

      (d) Subsequent to the Release, Borrower shall continue to be in compliance with all of the terms of the Loan Documents, including without limitation, Section 2.02(g) hereof.

      (e) The Rating Agencies shall have confirmed in writing that any rating issued by the Rating Agencies in connection with a Securitization will not, as a result of the proposed Release, be downgraded from their current ratings thereof, qualified or withdrawn.

                     ARTICLE XVI: ENVIRONMENTAL COMPLIANCE

      Section 16.01. Covenants, Representations and Warranties. (a) Borrower has not, at any time, and, to Borrower's best knowledge after due inquiry and investigation, except as set forth in the Environmental Report, no other Person has at any time, handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with Hazardous Materials on, to or from the Premises or any other real property owned and/or occupied by Borrower, and Borrower does not intend to and shall not use the Property or any part thereof or any such other real property for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials, except for use and storage for use of heating oil, cleaning fluids, pesticides and other substances customarily used in the operation of properties that are being used for the same purposes as the Property is presently being used, provided such use and/or storage for use is in compliance with the requirements hereof and the other Loan Documents and does not give rise to liability under applicable Legal Requirements or Environmental Statutes or be the basis for a lien against the Property or any part thereof. In addition, without limitation to the foregoing provisions, Borrower represents and warrants that, to the best of its knowledge, after due inquiry and investigation, except as previously disclosed in writing to Lender, there is no asbestos in, on, over, or under all or any portion of the fire-proofing or any other portion of the Property.

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

      (b) Borrower, after due inquiry and investigation, knows of no seepage, leak, escape, leach, discharge, injection, release, emission, spill, pumping, pouring, emptying or dumping of Hazardous Materials into waters on, under or adjacent to the Property or any part thereof or any other real property owned and/or occupied by Borrower, or onto lands from which such Hazardous Materials might seep, flow or drain into such waters, except as disclosed in the Environmental Report.

      (c) Borrower shall not permit any Hazardous Materials to be handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or to be pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with on, under, to or from the Property or any portion thereof at any time, except for use and storage for use of heating oil, ordinary cleaning fluids, pesticides and other substances customarily used in the operation of properties that are being used for the same purposes as the Property is presently being used, provided such use and/or storage for use is in compliance with the requirements hereof and the other Loan Documents and does not give rise to liability under applicable Legal Requirements or be the basis for a lien against the Property or any part thereof.

      (d) Borrower represents and warrants that no actions, suits, or proceedings have been commenced, or are pending, or to the best knowledge of Borrower, are threatened with respect to any Legal Requirement governing the use, manufacture, storage, treatment, transportation, or processing of Hazardous Materials with respect to the Property or any part thereof. Borrower has received no notice of, and, except as disclosed in the Environmental Report, after due inquiry, has no knowledge of any fact, condition, occurrence or circumstance which with notice or passage of time or both would give rise to a claim under or pursuant to any Environmental Statute pertaining to Hazardous Materials on, in, under or originating from the Property or any part thereof or any other real property owned or occupied by Borrower or arising out of the conduct of Borrower, including, without limitation, pursuant to any Environmental Statute.

      (e) Borrower has not waived any Person's liability with regard to Hazardous Materials in, on, under or around the Property, nor has Borrower retained or assumed, contractually or by operation of law, any other Person's liability relative to Hazardous Materials or any claim, action or proceeding relating thereto.

      (f) In the event that there shall be filed a lien against the Property or any part thereof pursuant to any Environmental Statute pertaining to Hazardous Materials, Borrower shall, within sixty (60) days or, in the event that the applicable Governmental Authority has commenced steps to cause the Premises or any part thereof to be sold pursuant to the lien, within fifteen
(15) days, from the date that Borrower receives notice of such lien, either (i) pay the claim and remove the lien from the Property, or (ii) furnish (A) a bond satisfactory to Lender in the amount of the claim out of which the lien arises,
(B) a cash deposit in the amount of the claim out of which the lien arises, or
(C) other security reasonably satisfactory to Lender in an amount sufficient to discharge the claim out of which the lien arises.

      (g) Borrower represents and warrants that (i) except as disclosed in the Environmental Report, Borrower has no knowledge of any violation of any Environmental Statute or any Environmental Problem in connection with the Property, nor has Borrower been requested or required by any Governmental Authority to perform any remedial activity or other responsive action in connection with any Environmental Problem and (ii) neither the Property nor any other property owned by Borrower is included or, to Borrower's best knowledge, after due inquiry and investigation, proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency (the "EPA") or on the inventory of other potential "Problem" sites issued by the EPA and has not otherwise been identified by the EPA as a potential CERCLA site or included or, to Borrower's knowledge, after due inquiry and investigation, proposed for inclusion on any list or inventory issued pursuant to any other Environmental Statute, if any, or issued by any other Governmental Authority. Borrower covenants that Borrower will comply with all Environmental Statutes affecting or imposed upon Borrower or the Property.

      (h) Borrower covenants that it shall promptly notify Lender of the presence and/or release of any Hazardous Materials and of any request for information or any inspection of the Property or any part thereof by any Governmental Authority with respect to any Hazardous Materials and provide Lender with copies of such request

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

and any response to any such request or inspection. Borrower covenants that it shall, in compliance with applicable Legal Requirements, conduct and complete all investigations, studies, sampling and testing (and promptly shall provide Lender with copies of any such studies and the results of any such test) and all remedial, removal and other actions necessary to clean up and remove all Hazardous Materials in, on, over, under, from or affecting the Property or any part thereof in accordance with all such Legal Requirements applicable to the Property or any part thereof to the satisfaction of Lender.

      (i) Following the occurrence of an Event of Default hereunder, and without regard to whether Lender shall have taken possession of the Property or a receiver has been requested or appointed or any other right or remedy of Lender has or may be exercised hereunder or under any other Loan Document, Lender shall have the right (but no obligation) to conduct such investigations, studies, sampling and/or testing of the Property or any part thereof as Lender may, in its discretion, determine to conduct, relative to Hazardous Materials. All costs and expenses incurred in connection therewith including, without limitation, consultants' fees and disbursements and laboratory fees, shall constitute a part of the Debt and shall, upon demand by Lender, be immediately due and payable and shall bear interest at the Default Rate from the date so demanded by Lender until reimbursed. Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all such investigations, studies, samplings and/or testings including, without limitation, providing all relevant information and making knowledgeable people available for interviews.

      (j) Borrower represents and warrants that all paint and painted surfaces existing within the interior or on the exterior of the Improvements are not flaking, peeling, cracking, blistering, or chipping, and do not contain lead or are maintained in a condition that prevents exposure of young children to lead-based paint, as of the date hereof, and that the current inspections, operation, and maintenance program at the Property with respect to lead-based paint is consistent with FNMA guidelines and sufficient to ensure that all painted surfaces within the Property shall be maintained in a condition that prevents exposure of tenants to lead-based paint. To Borrower's knowledge, there have been no claims for adverse health effects from exposure on the Property to lead-based paint or requests for the investigation, assessment or removal of lead-based paint at the Property.

      (k) Borrower represents and warrants that except in accordance with all applicable Environmental Statutes and as disclosed in the Environmental Report,
(i) no underground treatment or storage tanks or pumps or water, gas, or oil wells are or have been located about the Property, (ii) no PCBs or transformers, capacitors, ballasts or other equipment that contain dielectric fluid containing PCBs are located about the Property, (iii) no insulating material containing urea formaldehyde is located about the Property and (iv) no asbestos-containing material is located about the Property.

      Section 16.02. Environmental Indemnification. Borrower shall defend, indemnify and hold harmless the Indemnified Parties for, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, known or unknown, contingent or otherwise, whether incurred or imposed within or outside the judicial process, including, without limitation, reasonable attorneys' and consultants' fees and disbursements and investigations and laboratory fees arising out of, or in any way related to any Environmental Problem, including without limitation:

      (a) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threat of release of any Hazardous Materials in, on, over, under, from or affecting the Property or any part thereof whether or not disclosed by the Environmental Report;

      (b) any personal injury (including wrongful death, disease or other health condition related to or caused by, in whole or in part, any Hazardous Materials) or property damage (real or personal) arising out of or related to any Hazardous Materials in, on, over, under, from or affecting the Property or any part thereof whether or not disclosed by the Environmental Report;

      (c) any action, suit or proceeding brought or threatened, settlement reached, or order of any Governmental Authority relating to such Hazardous Material whether or not disclosed by the Environmental Report; and/or

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      (d)   any violation of the provisions, covenants, representations or warranties of Section 16.01 hereof or of any Legal Requirement which is based on or in any way related to any Hazardous Materials in, on, over, under, from or affecting the Property or any part thereof including, without limitation, the cost of any work performed and materials furnished in order to comply therewith whether or not disclosed by the Environmental Report.

      Notwithstanding the foregoing provisions of this Section 16.02 to the contrary, Borrower shall have no obligation to indemnify Lender for liabilities, claims, damages, penalties, causes of action, costs and expenses relative to the foregoing which result directly from Lender's willful misconduct or gross negligence. Any amounts payable to Lender by reason of the application of this
Section 16.02 shall be secured by this Security Instrument and shall, upon demand by Lender, become immediately due and payable and shall bear interest at the Default Rate from the date so demanded by Lender until paid.

      This indemnification shall survive the termination of this Security Instrument whether by repayment of the Debt, foreclosure or deed in lieu thereof, assignment, or otherwise; provided, however, in the event that no Event of Default had occurred and Lender shall have received a clean Phase I environmental report satisfactory in form and substance and prepared by a Person satisfactory to Lender in all respects, this indemnification shall terminate five (5) years after repayment of the Debt. The indemnity provided for in this
Section 16.02 shall not be included in any exculpation of Borrower or its principals from personal liability provided for in this Security Instrument or in any of the other Loan Documents. Nothing in this Section 16.02 shall be deemed to deprive Lender of any rights or remedies otherwise available to Lender, including, without limitation, those rights and remedies provided elsewhere in this Security Instrument or the other Loan Documents.

                           ARTICLE XVII: ASSIGNMENTS

      Section 17.01. Participations and Assignments. Lender shall have the right to assign this Security Instrument and/or any of the Loan Documents, and to transfer, assign or sell participations and subparticipations (including blind or undisclosed participations and subparticipations) in the Loan Documents and the obligations hereunder to any Person; provided, however, that no such participation shall increase, decrease or otherwise affect either Borrower's or Lender's obligations under this Security Instrument or the other Loan Documents.

                          ARTICLE XVIII: MISCELLANEOUS

      Section 18.01. Right of Entry. Upon reasonable notice, except in the event of an emergency, in which case no reasonable notice shall be required, Lender and its agents shall have the right to enter and inspect the Property or any part thereof at all reasonable times and to inspect Borrower's books and records and to make abstracts and reproductions thereof.

      Section 18.02. Cumulative Rights. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled, subject to the terms of this Security Instrument, to every right and remedy now or hereafter afforded by law.

      Section 18.03. Liability. If Borrower consists of more than one Person, the obligations and liabilities of each such Person hereunder shall be joint and several.

      Section 18.04. Exhibits Incorporated. The information set forth on the cover hereof, and the Exhibits annexed hereto, are hereby incorporated herein as a part of this Security Instrument with the same effect as if set forth in the body hereof.

      Section 18.05. Severable Provisions. If any term, covenant or condition of the Loan Documents including, without limitation, the Note or this Security Instrument, is held to be invalid, illegal or unenforceable in any respect, such Loan Document shall be construed without such provision.

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      Section 18.06. Duplicate Originals. This Security Instrument may be
executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

      Section 18.07. No Oral Change. The terms of this Security Instrument, together with the terms of the Note and the other Loan Documents constitute the entire understanding and agreement of the parties hereto and supersede all prior agreements, understandings and negotiations between Borrower and Lender with respect to the Loan. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      Section 18.08. Waiver of Counterclaim, Etc. BORROWER HEREBY WAIVES THE RIGHT TO ASSERT A COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST IT BY LENDER OR ITS AGENTS, AND WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER OR IN ANY COUNTERCLAIM BORROWER MAY BE PERMITTED TO ASSERT HEREUNDER OR WHICH MAY BE ASSERTED BY LENDER OR ITS AGENTS, AGAINST BORROWER, OR IN ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SECURITY INSTRUMENT OR THE DEBT.

      Section 18.09. Headings; Construction of Documents; etc. The table of contents, headings and captions of various paragraphs of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof. Borrower acknowledges that it was represented by competent counsel in connection with the negotiation and drafting of this Security Instrument and the other Loan Documents and that neither this Security Instrument nor the other Loan Documents shall be subject to the principle of construing the meaning against the Person who drafted same.

      Section 18.10. Sole Discretion of Lender. Whenever Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Lender and shall be final and conclusive, except as may be otherwise specifically provided herein.

      Section 18.11. Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice.

      Section 18.12. Covenants Run with the Land. All of the grants, covenants, terms, provisions and conditions herein shall run with the Premises, shall be binding upon Borrower and shall inure to the benefit of Lender, subsequent holders of this Security Instrument and their successors and assigns. Without limitation to any provision hereof, the term "Borrower" shall include and refer to the borrower named herein, any subsequent owner of the Property, and its respective heirs, executors, legal representatives, successors and assigns. The representations, warranties and agreements contained in this Security Instrument and the other Loan Documents are intended solely for the benefit of the parties hereto, shall confer no rights hereunder, whether legal or equitable, in any other Person and no other Person shall be entitled to rely thereon.

      Section 18.13. Applicable Law. THIS SECURITY INSTRUMENT WAS NEGOTIATED IN NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS SECURITY INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE

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GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK
APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, PRIORITY, ENFORCEMENT AND FORECLOSURE OF THE LIENS AND SECURITY INTERESTS CREATED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED
ACCORDING TO THE LAW OF THE STATE IN WHICH THE PREMISES ARE LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS, AND THE DEBT OR OBLIGATIONS ARISING HEREUNDER.

      Section 18.14. Security Agreement. (a) (i) This Security Instrument is both a real property mortgage, deed to secure debt or deed of trust, as applicable, and a "security agreement" within the meaning of the UCC. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. This Security Instrument is filed as a fixture filing and covers goods which are or are to become fixtures on the Property. Borrower by executing and delivering this Security Instrument has granted to Lender, as security for the Debt, a security interest in the Property to the full extent that the Property may be subject to the UCC (said portion of the Property so subject to the UCC being called in this Section 18.14 the "Collateral"). If an Event of Default shall occur, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender following an Event of Default, Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral. Any disposition pursuant to the UCC of so much of the Collateral as may constitute personal property shall be considered commercially reasonable if made pursuant to a public sale which is advertised at least twice in a newspaper in which sheriff's sales are advertised in the county where the Premises is located. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral given to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. It is not necessary that the Collateral be present at any disposition thereof. Lender shall have no obligation to clean-up or otherwise prepare the Collateral for disposition.

            (ii) The mention in a financing statement filed in the records normally pertaining to personal property of any portion of the Property shall not derogate from or impair in any manner the intention of this Security Instrument. Lender and Borrower hereby declare that all items of Collateral are part of the real property encumbered hereby to the fullest extent permitted by law, regardless of whether any such item is physically attached to the Improvements or whether serial numbers are used for the better identification of certain items. Specifically, the mention in any such financing statement of any items included in the Property shall not be construed to alter, impair or impugn any rights of Lender as determined by this Security Instrument or the priority of Lender's lien upon and security interest in the Property in the event that notice of Lender's priority of interest as to any portion of the Property is required to be filed in accordance with the UCC to be effective against or take priority over the interest of any particular class of persons, including the federal government or any subdivision or instrumentality thereof. No portion of the Collateral constitutes or is the proceeds of "Farm Products", as defined in the UCC.

            (iii) If Borrower is at any time a beneficiary under a letter of credit now or hereafter issued in favor of Borrower, Borrower shall promptly notify Lender thereof and, at the request and option of Lender, Borrower shall, pursuant to an agreement in form and substance satisfactory to Lender, either
(A) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Lender of the proceeds of any drawing under the letter of credit or (B) arrange for Lender to become the transferee beneficiary of the letter of credit, with Lender agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as provided in this Security Instrument.

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            (iv)  Borrower and Lender acknowledge that for the purposes of
Article 9 of the UCC, the law of the State of New York shall be the law of the jurisdiction of the bank in which the Central Account is located.

            (v) Lender may comply with any applicable Legal Requirements in connection with the disposition of the Collateral, and Lender's compliance therewith will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

            (vi) Lender may sell the Collateral without giving any warranties as to the Collateral. Lender may specifically disclaim any warranties of title, possession, quiet enjoyment or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

            (vii) If Lender sells any of the Collateral upon credit, Borrower will be credited only with payments actually made by the purchaser, received by Lender and applied to the indebtedness of Borrower. In the event the purchaser of the Collateral fails to fully pay for the Collateral, Lender may resell the Collateral and Borrower will be credited with the proceeds of such sale.

      (b) Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Lender, as secured party, or, to the extent permitted under the UCC, unsigned, in connection with the Collateral covered by this Security Instrument.

      Section 18.15. Actions and Proceedings. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property in its own name or, if required by Legal Requirements or, if in Lender's reasonable judgment, it is necessary, in the name and on behalf of Borrower, which Lender believes will adversely affect the Property or this Security Instrument and to bring any action or proceedings, in its name or in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

      Section 18.16. Usury Laws. This Security Instrument and the Note are subject to the express condition, and it is the expressed intent of the parties, that at no time shall Borrower be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, such rate of interest shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. No application to the principal balance of the Note pursuant to this Section 18.16 shall give rise to any requirement to pay any prepayment fee or charge of any kind due hereunder, if any.

      Section 18.17. Remedies of Borrower. In the event that a claim or adjudication is made that Lender has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Security Instrument or the Loan Documents, it has an obligation to act reasonably or promptly, Lender shall not be liable for any monetary damages, and Borrower's remedies shall be limited to injunctive relief or declaratory judgment.

      Section 18.18. Offsets, Counterclaims and Defenses. Any assignee of this Security Instrument, the Assignment and the Note shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to the Note, the Assignment or this Security Instrument which Borrower may otherwise have against any assignor of this Security Instrument, the Assignment and the Note and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon this Security Instrument, the Assignment or the Note and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

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      Section 18.19. No Merger. If Borrower's and Lender's estates become the same including, without limitation, upon the delivery of a deed by Borrower in lieu of a foreclosure sale, or upon a purchase of the Property by Lender in a foreclosure sale, this Security Instrument and the lien created hereby shall not be destroyed or terminated by the application of the doctrine of merger and in such event Lender shall continue to have and enjoy all of the rights and privileges of Lender as to the separate estates; and, as a consequence thereof, upon the foreclosure of the lien created by this Security Instrument, any Leases or subleases then existing and created by Borrower shall not be destroyed or terminated by application of the law of merger or as a result of such foreclosure unless Lender or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of Lender or any such purchaser shall constitute a termination of any Lease or sublease unless Lender or such purchaser shall give written notice thereof to such lessee or sublessee.

      Section 18.20. Restoration of Rights. In case Lender shall have proceeded to enforce any right under this Security Instrument by foreclosure sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then, in every such case, Borrower and Lender shall be restored to their former positions and rights hereunder with respect to the Property subject to the lien hereof.

      Section 18.21. Waiver of Statute of Limitations. The pleadings of any statute of limitations as a defense to any and all obligations secured by this Security Instrument are hereby waived to the full extent permitted by Legal Requirements.

      Section 18.22. Advances. This Security Instrument shall cover any and all advances made pursuant to the Loan Documents, rearrangements and renewals of the Debt and all extensions in the time of payment thereof, even though such advances, extensions or renewals be evidenced by new promissory notes or other instruments hereafter executed and irrespective of whether filed or recorded. Likewise, the execution of this Security Instrument shall not impair or affect any other security which may be given to secure the payment of the Debt, and all such additional security shall be considered as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of time of payment of the Debt shall not diminish the force, effect or lien of this Security Instrument and shall not affect or impair the liability of Borrower and shall not affect or impair the liability of any maker, surety, or endorser for the payment of the Debt.

      Section 18.23. Application of Default Rate Not a Waiver. Application of the Default Rate shall not be deemed to constitute a waiver of any Default or Event of Default or any rights or remedies of Lender under this Security Instrument, any other Loan Document or applicable Legal Requirements, or a consent to any extension of time for the payment or performance of any obligation with respect to which the Default Rate may be invoked.

      Section 18.24. Intervening Lien. To the fullest extent permitted by law, any agreement hereafter made pursuant to this Security Instrument shall be superior to the rights of the holder of any intervening lien.

      Section 18.25. No Joint Venture or Partnership. Borrower and Lender intend that the relationship created hereunder be solely that of mortgagor and mortgagee or grantor and beneficiary or borrower and lender, as the case may be. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Property other than that of mortgagee, beneficiary or lender.

      Section 18.26. Time of the Essence. Time shall be of the essence in the performance of all obligations of Borrower hereunder.

      Section 18.27. Borrower's Obligations Absolute. Borrower acknowledges that Lender and/or certain Affiliates of Lender are engaged in the business of financing, owning, operating, leasing, managing, and brokering real estate and in other business ventures which may be viewed as adverse to or competitive with the business, prospect, profits, operations or condition (financial or otherwise) of Borrower. Except as set forth to the contrary in the Loan Documents, all sums payable by Borrower hereunder shall be paid without notice or demand,

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counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Borrower hereunder shall in no way be released, discharged, or otherwise affected (except as expressly provided herein) by reason of: (a) any damage to or destruction of or any Taking of the Property or any portion thereof or any other Cross-collateralized Property; (b) any restriction or prevention of or interference with any use of the Property or any portion thereof or any other Cross-collateralized Property; (c) any title defect or encumbrance or any eviction from the Premises or any portion thereof by title paramount or otherwise; (d) any bankruptcy proceeding relating to Borrower, any General Partner, or any guarantor or indemnitor, or any action taken with respect to this Security Instrument or any other Loan Document by any trustee or receiver of Borrower or any other Cross-collateralized Borrower or any such General Partner, guarantor or indemnitor, or by any court, in any such proceeding; (e) any claim which Borrower has or might have against Lender; (f) any default or failure on the part of Lender to perform or comply with any of the terms hereof or of any other agreement with Borrower or any other Cross-collateralized Borrower; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Borrower shall have notice or knowledge of any of the foregoing.

      Section 18.28. Publicity. All promotional news releases, publicity or advertising by Manager, Borrower or their respective Affiliates through any media intended to reach the general public shall not refer to the Loan Documents or the financing evidenced by the Loan Documents, or to Lender or to any of its Affiliates without the prior written approval of Lender or such Affiliate, as applicable, in each instance, such approval not to be unreasonably withheld or delayed. Lender shall be authorized to provide information relating to the Property, the Loan and matters relating thereto to rating agencies, underwriters, potential securities investors, auditors, regulatory authorities and to any Persons which may be entitled to such information by operation of law. Notwithstanding the foregoing, Lender shall obtain Borrower's written approval (which approval shall not unreasonably be withheld, delayed or conditioned) prior to releasing any publicity articles or advertisements (such as "tombstones") concerning the finances of the Property or the Loan.

      Section 18.29. Securitization Opinions. In the event the Loan is included as an asset of a Securitization by Lender or any of its Affiliates, Borrower shall, within fifteen (15) Business Days after Lender's written request therefor, at Lender's sole cost and expense, deliver opinions in form and substance and delivered by counsel reasonably acceptable to Lender and each Rating Agency, as may be reasonably required by Lender and/or the Rating Agency in connection with such securitization. Borrower's failure to deliver the opinions required hereby within such fifteen (15) Business Day period shall constitute an "Event of Default" hereunder.

      Section 18.30. Cooperation with Rating Agencies. Borrower covenants and agrees that in the event the Loan is to be included as an asset of a Securitization, Borrower shall (a) gather any information reasonably required by each Rating Agency in connection with such a Securitization, (b) at Lender's request, meet with representatives of each Rating Agency to discuss the business and operations of the Property, and (c) cooperate with the reasonable requests of each Rating Agency and Lender in connection with all of the foregoing as well as in connection with all other matters and the preparation of any offering documents with respect thereto, including, without limitation, entering into any amendments or modifications to this Security Instrument or to any other Loan Document which may be requested by Lender to conform to Rating Agency or market standards for a Securitization provided that no such modification shall modify
(a) the interest rate payable under the Note, (b) the stated maturity of the Note, (c) the amortization of principal under the Note, (d) Section 18.32 hereof, (e) any other material economic term of the Loan or (f) any provision, the effect of which would materially increase Borrower's obligations or materially decrease Borrower's rights under the Loan Documents. Borrower acknowledges that the information provided by Borrower to Lender may be incorporated into the offering documents for a Securitization and to the fullest extent permitted, Borrower irrevocably waives all rights, if any, to prohibit such disclosures including, without limitation, any right of privacy. Lender and each Rating Agency shall be entitled to rely on the information supplied by, or on behalf of, Borrower and Borrower indemnifies and holds harmless the Indemnified Parties, their Affiliates and each Person who controls such Persons within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as same may be amended from time to time, for, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, known or unknown, contingent or otherwise, whether incurred or imposed within or outside the judicial process, including, without limitation, reasonable attorneys' fees and disbursements that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such information or arise out of or are based

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upon the omission or alleged omission to state therein a material fact required to be stated in such information or necessary in order to make the statements in such information, or in light of the circumstances under which they were made, not misleading.

      Section 18.31. Securitization Financials. Borrower covenants and agrees that, upon Lender's written request therefor in connection with a Securitization, Borrower shall, at Lender's sole cost and expense, promptly deliver audited financial statements and related documentation prepared by an Independent certified public accountant that satisfy securities laws and requirements for use in a public registration statement (which may include up to three (3) years of historical financial statements).

      Section 18.32. Exculpation. Notwithstanding anything herein or in any other Loan Document to the contrary, except as otherwise set forth in this
Section 18.32 to the contrary, Lender shall not enforce the liability and obligation of Borrower or (a) if Borrower is a partnership, its constituent partners or any of their respective partners, (b) if Borrower is a trust, its beneficiaries or any of their respective Partners (as hereinafter defined), (c) if Borrower is a corporation, any of its shareholders, directors, principals, officers or employees, or (d) if Borrower is a limited liability company, any of its members (the Persons described in the foregoing clauses (a) -(d), as the case may be, are hereinafter referred to as the "Partners") to perform and observe the obligations contained in this Security Instrument or any of the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower or the Partners, except that Lender may bring a foreclosure action, action for specific performance, or other appropriate action or proceeding (including, without limitation, an action to obtain a deficiency judgment) solely for the purpose of enabling Lender to realize upon (i) Borrower's interest in the Property, (ii) the Rent to the extent (x) received by Borrower (or received by its Partners) after the occurrence of an Event of Default, or (y) distributed to Borrower (or its Partners, but only to the extent received by its Partners) during or with respect to any period for which Lender did not receive a Manager Certification accurate in all material respects confirming and certifying that all Operating Expenses with respect to the Property which had accrued as of the applicable date of such Manager Certification had been paid (or if same had not been paid, that Manager had taken adequate reserves therefor) (all Rent covered by clauses (x) and (y) being hereinafter referred to as the "Recourse Distributions") and (iii) any other collateral given to Lender under the Loan Documents (the collateral described in the foregoing clauses (i) through (iii) is hereinafter referred to as the "Default Collateral"); provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower and the Partners only to the extent of any such Default Collateral. The provisions of this Section shall not, however, (a) impair the validity of the Debt evidenced by the Note or in any way affect or impair the lien of this Security Instrument or any of the other Loan Documents or the right of Lender to foreclose this Security Instrument following the occurrence of an Event of Default; (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under this Security Instrument; (c) affect the validity or enforceability of the Note, this Security Instrument, or any of the other Loan Documents, or impair the right of Lender to seek a personal judgment against Guarantor; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of the Assignment; (f) impair the right of Lender to bring suit for a monetary judgment with respect to fraud or material misrepresentation by Borrower, or any other Person in connection with this Security Instrument, the Note or the other Loan Documents, and the foregoing provisions shall not modify, diminish or discharge the liability of Borrower or the Partners with respect to same; (g) impair the right of Lender to bring suit for a monetary judgment to obtain the Recourse Distributions received by Borrower including, without limitation, the right to bring suit for a monetary judgement to proceed against any Partner, to the extent of any such Recourse Distributions theretofore distributed to and received by such Partner, and the foregoing provisions shall not modify, diminish or discharge the liability of Borrower or the Partners with respect to same; (h) impair the right of Lender to bring suit for a monetary judgment with respect to Borrower's misappropriation of tenant security deposits or Rent collected more than one (1) month in advance, and the foregoing provisions shall not modify, diminish or discharge the liability of Borrower or the Partners with respect to same; (i) impair the right of Lender to obtain Loss Proceeds due to Lender pursuant to this Security Instrument; (j) impair the right of Lender to enforce the provisions of Sections 2.02(g), 12.01, 16.01 or 16.02, inclusive of this Security Instrument, even after repayment in full by Borrower of the Debt or to bring suit for a monetary judgment against Borrower or the Partners with respect to any obligation set forth in said Sections; (k) prevent or in any way hinder Lender from exercising, or constitute a defense, or counterclaim, or other basis for relief in respect of the exercise of, any other remedy against any or all of the collateral securing the Note as provided in the Loan Documents; (l) impair the right of Lender to bring suit for a

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monetary judgment with respect to any misapplication or conversion of Loss
Proceeds, and the foregoing provisions shall not modify, diminish or discharge the liability of Borrower or the Partners with respect to same; (m) impair the right of Lender to sue for, seek or demand a deficiency judgment against Borrower solely for the purpose of foreclosing the Property or any part thereof, or realizing upon the Default Collateral; provided, however, that any such deficiency judgment referred to in this clause (m) shall be enforceable against Borrower and the Partners (but only to the extent distributed to and actually received by such Partner) only to the extent of any of the Default Collateral;
(n) impair the ability of Lender to bring suit for a monetary judgment with respect to damage, arson or waste to or of the Property resulting from intentional misconduct or gross negligence of Borrower, the Partners or any Affiliates thereof; (o) intentionally omitted; (p) be deemed a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt; (q) impair the right of Lender to bring suit for monetary judgment with respect to any losses resulting from any claims, actions or proceedings initiated by Borrower (or any Affiliate of Borrower) alleging that the relationship of Borrower and Lender is that of joint venturers, partners, tenants in common, joint tenants or any relationship other than that of debtor and creditor; or (r) impair the right of Lender to bring suit for a monetary judgment in the event of a Transfer in violation of the provisions of Article IX hereof. The provisions of this Section 18.32 shall be inapplicable to Borrower if (a) any proceeding, action, petition or filing under the Bankruptcy Code, or any similar state or federal law now or hereafter in effect relating to bankruptcy, reorganization or insolvency, or the arrangement or adjustment of debts, shall be filed by, consented to or acquiesced in by or with respect to Borrower, or if Borrower shall institute any proceeding for its dissolution or liquidation, or shall make an assignment for the benefit of creditors, or (b) Borrower or any Affiliate contests or in any material way interferes with, directly or indirectly (collectively, a "Contest") any foreclosure action, UCC sale or other material remedy exercised by Lender upon the occurrence of any Event of Default whether by making any motion, bringing any counterclaim, claiming any defense, seeking any injunction or other restraint, commencing any action, or otherwise (provided that if any such Person obtains a non-appealable order successfully asserting a Contest, Borrower shall have no liability under this clause (b)), in which event Lender shall have recourse against all of the assets of Borrower including, without limitation, any right, title and interest of Borrower in and to the Property and any Recourse Distributions received by the Partners of Borrower (but excluding the other assets of such Partners to the extent Lender would not have had recourse thereto other than in accordance with the provisions of this
Section 18.32).

      Section 18.33. Certain Matters Relating to Property Located in the State of Alabama. With respect to the Property which is located in the State of Alabama, notwithstanding anything contained herein to the contrary:

      (a) The money, property or services that are the subject of the transactions provided for in the Loan Documents are not primarily for personal, family or household purposes as contemplated by Section 5-19-1(2) of the Code of Alabama 1975, as amended.

      (b) Any time after an Event of Default, this Security Instrument shall be subject to foreclosure and may be foreclosed as provided by law in case of past-due mortgages, and Lender shall be authorized, at its option, whether or not possession of the Property is taken, to sell the Property (or such part of parts thereof as Lender may from time to time elect to sell) under the power of sale which is hereby given to Lender, at public outcry, to the highest bidder for cash, at the front or main door of the courthouse of the county in which the Premises to be sold, or a substantial or material part thereof, is located, after first giving notice by publication one a week for three successive weeks of the time, place and terms of such sale, together with a description of the Property to be sold, by publication in some newspaper published in the county or counties in which the Premises to be sold is located. If there is Premises to be sold in more than one county, publication shall be made in all counties where the Premises to be sold is located, but if no newspaper is published in any such county, the notice shall be published in a newspaper published in an adjoining county for three successive weeks. The sale shall be held between the hours of 11:00 a.m. and 4:00 p.m. on the day designated for the exercise of the power of sale hereunder. Lender may bid at any sale held under this Security Instrument and may purchase the Property, or any part thereof, if the highest bidder therefor. The purchaser at any such sale shall be under no obligation to see to the proper application of the purchase money. At any sale all or any part of the Property, real, personal, or mixed, may be offered for sale in parcels or en masse for one total price, and the proceeds of any such sale en masse shall be accounted for in one amount without distinction between the items included therein and without assigning to them any proportion of such proceeds,

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Borrower hereby waiving the application of any doctrine of marshalling or like proceeding. In case Lender, in the exercise of the power of sale herein given, elects to sell the Property in parts or parcels, sales thereof may be held from time to time, and the power of sale granted herein shall not be fully exercised until all of the Property not previously sold shall have been sold or all the Debt shall have been paid in full and this Security Instrument shall have been terminated as provided herein. In case of any sale of the Property as authorized by this paragraph, all prerequisites to the sale shall be presumed to have been performed, and in any conveyance given hereunder all statements of facts, or other recitals therein made, as to the nonpayment of any of the Debt or as to the advertisement of sale, or the time, place and manner of sale, or as to any other fact or thing, shall be taken in all courts of law or equity as rebuttably presumptive evidence that the facts so stated or recited are true.

      (c) This Security Instrument shall be effective as a financing statement filed as a fixture filing for purposes of Article 9 of the Uniform Commercial Code. The fixture filing covers all goods that are or are to become affixed to the Realty. The goods are described by item or type in the granting clauses hereof. Borrower is the debtor, and Lender is the secured party. The names of the debtor (Borrower) and the secured party (Lender) are given in the first paragraph of this Security Instrument. This Security Instrument is signed by the debtor (Borrower) as a fixture filing. The mailing address of Lender set out in the first paragraph of this Security Instrument is an address of the secured party from which information concerning the security interest may be obtained. The mailing address of the Borrower set out in the first paragraph of this Security Instrument is a mailing address for the debtor. A statement indicating the types, or describing the items, of collateral is set forth in this Section and in the granting clauses of this Security Instrument. The real estate to which the goods are or are to be affixed is described in Exhibit A. The Borrower is a record owner of the real estate.

      (d) Intentionally omitted.

      (e) The date of this Security Instrument is intended as a date for the convenient identification of this Security Instrument and is not intended to indicate that this Security Instrument was executed and delivered on that date.

      (f) The "NOW THEREFORE" clause is amended by deleting the words "Borrower has irrevocably granted, and by these presents and by the execution and delivery hereof does hereby irrevocably grant, bargain, sell, alien, demise, release, convey, assign, transfer, deed, hypothecate, pledge, set over, warrant, mortgage and confirm to Lender, forever, with power of sale," and inserting the following in its place: "Borrower has granted, bargained, sold and conveyed unto the Lender and by these presents does hereby grant, bargain, sell and convey unto the Lender, forever, with power of sale, and has granted and by these presents does hereby grant to the Lender, a security interest in,".

      Section 18.34. Certain Matters Relating to Property Located in the State of Arkansas. With respect to the Property which is located in the State of Arkansas, notwithstanding anything contained herein to the contrary:

      (a) Borrower releases all right of appraisement and also releases all right of redemption under the laws of Arkansas, including, without limitation, all right of redemption under Ark. Code Ann. Section 18-49-106 (1987).

      (b) Upon the occurrence or continuance of an Event of Default, Borrower acknowledges and consents to statutory foreclosure pursuant to Ark. Code Ann. Sections 18-50-101 et seq. (2003 Supp.).

      Section 18.35. Certain Matters Relating to Property Located in the State of Connecticut. With respect to the Property which is located in the State of Connecticut, notwithstanding anything contained herein to the contrary:

      (a) This Security Instrument shall constitute an Open-End Mortgage Deed in accordance with Conn. Gen. Statutes Section 49-2. Further, it is agreed that additional advancement may be made by Lender or its assignees as provided in this Security Instrument or any of the other Loan Documents for the benefit of Borrower, whether such future advances are obligatory or made at the option of Lender. Each such advance is to be secured

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with and have the same priority as the Debt to the extent the amount of such subsequent advance when added to the amount of the Debt does not exceed the sum of two (2) times the Loan Amount. Such advances are repayable no later than the maturity date specified in the Loan Documents. Borrower shall execute a note or notes evidencing such future advances, which note or notes shall be delivered to Lender or its assigns and which note or notes shall be included in the words "Note" or "Debt" wherever either appears in the context of this Security Instrument. To the extent permitted by law, the failure to execute such note or notes shall not impair the validity of this Security Instrument and such advances shall be secured by the lien of this Security Instrument.

      (b) The term "Security Instrument" as used herein shall mean this "Open-End Mortgage Deed."

      (c) A copy of the Note is attached hereto and made a part hereof.

      Section 18.36. Certain Matters Relating to Property located in the State of Florida. With respect to the Property which is located in the State of Florida, notwithstanding anything contained herein to the contrary:

      (a) It is agreed that, in addition to existing indebtedness, any future advances made by the then holder of the Note to or for the benefit of Borrower or Borrower's permitted assignees, whether such advances are obligatory or are made at the option of Lender, or otherwise, at any time within twenty (20) years from the date of this Security Instrument, with interest thereon at the rate agreed upon at the time of each additional loan or advance, shall be equally secured with and have the same priority as the Debt and be subject to all of the terms and provisions of this Security Instrument, whether or not such additional loan or advance is evidenced by a promissory note of Borrower and whether or not identified by a recital that it is secured by this Security Instrument; provided that, although the total amount of the indebtedness that may be secured may decrease to zero from time to time or may increase from time to time, the aggregate amount of outstanding Debt so secured at any one time shall not exceed the sum of two (2) times the Loan Amount, plus interest and disbursements made for the payment of taxes, levies or insurance on the Property with interest on such disbursements. It is understood and agreed that this future advance provision shall not be construed to obligate Lender to make any such additional loans or advances. It is further agreed that any additional note or notes executed and delivered under this future advance provision shall be included in the words "Note" or "Debt" wherever either appears in the context of this Security Instrument. Borrower, for itself and its successors in title and its successors and permitted assigns, hereby expressly waives and relinquishes any rights granted under Section 697.04 of the Florida Statutes, or otherwise, to limit the amount of indebtedness that may be secured by this Security Instrument at any time during the term of this Security Instrument. Borrower further covenants not to file for record any notice limiting the maximum principal amount that may be secured by this Security Instrument and agrees that any such notice, if filed, shall be null and void; and except as hereinafter provided, of no effect. In the event that, notwithstanding the foregoing covenant, Borrower or its successor in title files for record any notice limiting the maximum principal amount that may be secured by this Security Instrument in violation of the foregoing covenant, the Debt shall, at the option of Lender, become immediately due and payable.

      (b) Notwithstanding anything to the contrary contained in this Security Instrument, Lender shall comply with the requirements of Section 501.137. Florida Statutes, as applicable, with respect to the payment of Impositions and insurance premiums from the Basic Carrying Costs Sub-Account so that the maximum tax discount available may be obtained with regard to the Premises and so that insurance coverage on the Property does not lapse.

      (c) The assignment of leases and rents contained in this Security Instrument is intended to provide Lender with all the rights and remedies of lenders pursuant to Section 697.07 of the Florida Statutes (hereinafter "Section 697.07"), as may be amended from time to time. However, in no event shall this reference diminish, alter, impair, or affect any other rights and remedies of Lender, including but not limited to, the appointment of a receiver as provided herein, nor shall any provision in this Section diminish, alter, impair or affect any rights or powers of the receiver in law or equity or as set forth herein. In addition, this assignment shall be fully operative without regard to value of the Property or without regard to the adequacy of the Property to serve as security for the obligations owed by Borrower to Lender, and shall be in addition to any rights arising under Section 697.07. Further, except for the notices required hereunder, if any, Borrower waives any notice of default or demand for turnover of rents by Lender,

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

together with any rights under Section 697.07 to apply to a court to deposit the Rents into the registry of the court or such other depository as the court may designate.

      Section 18.37. Certain Matters Relating to Property Located in the State of Georgia. With respect to the Property which is located in the State of Georgia, notwithstanding anything contained herein to the contrary:

      (a) The terms "mortgage" and "hypothecate" which are contained in the "NOW THEREFORE" paragraph in the Recitals hereto and in Sections 2.02(q), 2.03, 2.05(b), 2.05(f), 8.01(d), 15.02 and 18.14 hereof shall be deleted.

      (b) The "PROVIDED ALWAYS" paragraph in the Recitals hereto shall be deleted in its entirety and the following provisions shall be inserted in its place:

            Borrower covenants that Borrower is lawfully seized and possessed of the Premises as aforesaid, has good right to convey the same, and that the same are unencumbered except for the Permitted Encumbrances. Borrower warrants and will forever defend the title to the Premises against the claims of all persons whomsoever, except as to the Permitted Encumbrances.

            This Deed is intended to operate and is to be construed as a deed passing the title to the Premises to Lender and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage, and is given to secure the payment of the Note, the final payment on which is due on Maturity, unless otherwise extended pursuant to the terms of the Note, together with any and all renewals, modifications, consolidations and extensions of the indebtedness evidenced thereby, together with the Debt, and together with any and all additional advances made by Lender to protect or preserve the Property or the security interests created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for the performance of any of Borrower's obligations hereunder or for any other purpose provided herein (whether or not the original Borrower remains the owner of the Property at the time of such advances).

            Should the Debt be paid according to the tenor and effect thereof when the same become due and payable, and should Borrower perform all covenants contained in this Deed in a timely manner, then this Deed shall be cancelled and surrendered of record.

      (c) The definition of "Security Instrument" in Section 1.01 hereof shall be deleted in its entirety and the following shall be inserted in its place:

            "Security Instrument" means this Deed to Secure Debt, Security Instrument and Assignment of Rents as originally executed or as it may hereafter from time to time be supplemented, amended, modified or extended by one or more indentures supplemental hereto.

      (d) The phrase "first mortgage" found in Section 2.06 hereof shall be deleted and the phrase "first deed to secure debt" shall be inserted in its place.

      (e) Subsection 13.02(a)(vi) shall be deleted in its entirety and the following shall be inserted in its place:

            (vi) sell the Property or any part of the Property at one or more public sale or sales before the door of the courthouse of the county in which the Property or any part of the Property is situated, to the highest bidder for cash, in order to pay the Debt, and all expenses of sale and of all proceedings in connection therewith, including reasonable attorney's fees, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in said county. At any such public sale, Lender may execute and deliver to the purchaser a conveyance of the Premises or any part of the Premises in fee

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

      simple, with full warranties of title and, to this end, Borrower hereby constitutes and appoints Lender the agent and attorney-in-fact of Borrower to make such sale and conveyance, and thereby to divest Borrower of all right, title and equity that Borrower may have in and to the Premises and to vest the same in the purchaser of purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Borrower. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by law for the collection of the Debt, and shall not be exhausted by one exercise thereof, but may be exercised until full payment of all of the Debt. In the event of any sale under this Security Instrument by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceedings or otherwise, the Premises may be sold as an entirety or in separate parcels and in such manner or order as Lender, in its sole discretion, may elect, and if Lender so elects, Lender may sell the personal property covered by this Security Instrument at one or more separate sales in any manner permitted by the Uniform Commercial Code, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Property are sold or the Debt is paid in full.

      (f) As this instrument is a deed passing legal title pursuant to the laws of the State of Georgia, and is not a mortgage, whenever reference herein is made to the "lien of this Security Instrument", or words of similar import, such words shall be construed as meaning the security title and interest created and conveyed by this Deed.

      (g) Whenever reference is made herein to "reasonable attorney's fees" or similar words, such reference shall mean attorney's fees computed based upon the attorney's normal hourly rates and the amount of time expended, and not the statutory attorney's fees provided by Official Code of Georgia Annotated Section 13-1-11.

      (h) The Maturity Date is the Payment Date occurring in the calendar month subsequent to the month in which the Closing Date occurs in 2015.

      Section 18.38. Certain Matters Relating to Property located in the State of Illinois. With respect to the Property which is located in the State of Illinois, notwithstanding anything contained herein to the contrary:

      (a) COMPLIANCE WITH ILLINOIS MORTGAGE FORECLOSURE LAW.

      If any provision in this Security Instrument is determined to be inconsistent with any provision of the Illinois Mortgage Foreclosure Law (735 ILCS 5/15-1101 et seq. (1992 State Bar Edition)) (the "IMFL"), the provisions of the IMFL shall take precedence over the provisions of this Security Instrument, but shall not invalidate or render unenforceable any other provisions of this Security Instrument that can be construed in a manner consistent with the IMFL.

      If any provision of this Security Instrument shall grant to Lender any rights or remedies upon an Event of Default which are more limited than the rights that would otherwise be vested in Lender under the IMFL in the absence of such provision, Lender shall be vested with the rights granted in the IMFL to the full extent permitted by law.

      Without limiting the generality of the foregoing, all expenses incurred by Lender to the extent reimbursable under Sections 15-1510 and 15-1512 of the IMFL, whether incurred before or after any decree or judgment of foreclosure, and whether enumerated in this Security Instrument, shall be added to the Debt secured by this Security Instrument or by the judgment of foreclosure.

      Without limiting the generality of the foregoing, this Security Instrument also secures all future advances made pursuant to the terms of this Security Instrument or the other Loan Documents made after this Security Instrument is recorded, including but not limited to all monies so advanced by Lender in accordance with the terms of this Security Instrument to (A) preserve or restore the Property, (B) preserve the lien of this Security Instrument

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

or the priority thereof or (C) enforce this Security Instrument, and, to the full extent permitted by Subsection (b)(5) of Section 15-1302 of the IMFL or other law, shall be a lien from the time this Security Instrument is recorded.

      (b) WAIVER OF STATUTORY RIGHTS. BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS SECURITY INSTRUMENT IS A PART IS A TRANSACTION WHICH DOES NOT INCLUDE EITHER AGRICULTURAL REAL ESTATE (AS DEFINED IN SECTION 15-1201 OF THE
IMFL), OR RESIDENTIAL REAL ESTATE (AS DEFINED IN SECTION 15-1219 OF THE IMFL), AND TO THE FULL EXTENT PERMITTED BY LAW, VOLUNTARILY AND KNOWINGLY WAIVES BORROWER'S RIGHTS TO REINSTATEMENT AND REDEMPTION AS ALLOWED UNDER SECTION 15-1601(b) OF THE IMFL, AND TO THE FULL EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL PRESENT AND FUTURE VALUATION, APPRAISEMENT, HOMESTEAD, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS UNDER ANY STATE OR FEDERAL LAW.

      (c) FIXTURE FILING. THIS INSTRUMENT IS EFFECTIVE AND SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING WITH RESPECT TO ALL GOODS WHICH ARE OR ARE TO BECOME FIXTURES INCLUDED WITHIN THE PROPERTY AND IS TO BE FILED FOR RECORD OR REGISTERED IN THE REAL ESTATE RECORDS OF THE COUNTY IN WHICH THE PREMISES IS LOCATED. THE ADDRESS OF LENDER [SECURED PARTY] AND THE MAILING ADDRESS OF BORROWER [DEBTOR] ARE SET FORTH WITHIN. A PHOTOGRAPHIC OR OTHER REPRODUCTION OF THIS INSTRUMENT OR ANY FINANCING STATEMENT RELATING TO THIS INSTRUMENT SHALL BE SUFFICIENT AS A FINANCING STATEMENT.

      (d) MAXIMUM AMOUNT SECURED. Borrower and Lender intend that this Security Instrument shall secure not only sums advanced as of the date hereof but also all advances provided for in the Loan Documents; provided however that the maximum amount secured by this Security Instrument shall in no event exceed two
(2) times the Loan Amount.

      (e) BUSINESS LOAN. Borrower represents and agrees that the obligations secured hereby constitute a business loan within the purview of such paragraph 1(c) of Section 4 of the Illinois Interest Act, 815 ILCS 205/1 et seq. (1992 State Bar Edition) (or any substitute, amended or replacement statutes) transacted solely for the purpose of carrying on or acquiring the business of Borrower, and also constitutes a loan secured by a mortgage which comes within the purview of subparagraph 1(l) of said Section.

      (f) MATURITY DATE. The maturity date of the Loan is the Payment Date occurring in the calendar month subsequent to the month in which the Closing Date occurs in 2015.

      (g) MORTGAGEE-IN-POSSESSION. In addition to any provision of this Security Instrument authorizing Lender to take or be placed in possession of the Premises, or for the appointment of a receiver, Lender shall have the right, in accordance with Sections 5/15-1701 and 5/15-1702 of the IMFL, to be placed in possession of the Premises or at its request to have a received appointed, and such receiver, or Lender, if and when placed in possession, shall have, in addition to any other powers provided in this Security Instrument, all powers, immunities and duties as provided for in Sections 2/15-1701 and 5/15-1702 of the IMFL.

      (h) INSURANCE. Notwithstanding the provisions of Article III hereof, if Borrower fails to provide Lender evidence of the insurance coverages required pursuant to the provisions of this Security Instrument, Lender may purchase such insurance at Borrower's expense to cover Lender's interest in the Premises. The insurance may, but need not, protect Borrower's interest. The coverages that Lender purchases may not pay any claim that Borrower makes or any claim that is made against Borrower in connection with the Premises. Borrower may later cancel any insurance purchased by Lender but only after providing Lender with evidence that Borrower has obtained such insurance as required pursuant to Article III of this Security Instrument. If Lender purchased insurance for the Premises, Borrower will be responsible for the costs of such insurance, including, without limitation, interest and any other charges which Lender may impose in connection with the placement of the insurance, until the effective

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

date of the cancellation and the expiration of the insurance. The cost of the insurance may be added to the Debt. The cost of the insurance may be more than the cost of the insurance Borrower may be able to obtain on its own.

      Section 18.39. Certain Matters Relating to Property located in the State of Indiana. With respect to the Property which is located in the State of Indiana, notwithstanding anything contained herein to the contrary:

      (a) The following terms and references (for purposes of this Section only) shall mean the following:

            (i) "Applicable Law" means statutory and case law in the State, including, but not by way of limitation, Mortgages, Ind. Code 32-29, Mortgage Foreclosure Actions, Ind. Code 32-30-10, Receiverships, Ind. Code 32-30-5, and the Uniform Commercial Code - Secured Transactions, Ind. Code 26-1-9.1 (the "UCC"), as amended, modified and/or --- recodified from time to time; provided, however, if by reason of mandatory provisions of law, the perfection, the effect of perfection or nonperfection, and the priority of a security interests in any Collateral are governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State, "UCC" shall mean the Uniform --- Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to perfection, effect of perfection or non-perfection, and the priority of the security interests in any such Collateral.

            (ii) "County" means the County in the State in which the Property is located.

            (iii) "County Recorder" means the Recorder of the County.

            (iv) "State" means the state in which the Property is located.

      (b) Where any provision of this Security Instrument is inconsistent with any provision of Applicable Law regulating the creation or enforcement of a security interest in real or personal property, the provisions of Applicable Law shall take precedence over the provisions of this Security Instrument, but shall not invalidate or render unenforceable any other provisions of this Security Instrument that can be construed in a manner consistent with Applicable Law.

      (c) Notwithstanding any provision in this Security Instrument relating to a power of sale or other provision for sale of the Property upon default other than under a judicial proceeding, any sale of the Property pursuant to this Security Instrument will be made through a judicial proceeding.

      (d) Notwithstanding any provision in this Security Instrument purporting to irrevocably grant a security interest in the Property, upon the payment and satisfaction of this Security Instrument and upon the request of Borrower, Lender will file a release of this Security Instrument or other certification that this Security Instrument has been satisfied in the office of the recorder in the County.

      (e) In addition to any other obligation secured by this Security Instrument, this Security Instrument also secures:

            future obligations and advances up to the maximum amount of two (2) times the Loan Amount (whether made as an obligation, made at the option of Lender, made after a reduction to a zero (0) or other balance, or made otherwise) to the same extent as if the future obligations and advances were made on the date of execution of this Security Instrument; and

            future modifications, extensions, and renewals of any indebtedness or obligations secured by this Security Instrument.

      (f) To the extent the Applicable Law limits (i) the availability of the exercise of any of the remedies set forth herein, including without limitation the remedies involving the right of Lender to exercise self-help in

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

connection with the enforcement of the terms of this Security Instrument, or
(ii) the enforcement of waivers and indemnities made by Borrower, such remedies, waivers, or indemnities shall be exercisable or enforceable, any provisions in this Security Instrument to the contrary notwithstanding, if, and to the extent, permitted by the laws in force at the time of the exercise of such remedies or the enforcement of such waivers or indemnities at the time of the execution and delivery of this Security Instrument. Anything contained in this Security Instrument to the contrary, Lender shall enforce the terms and provisions of this Security Instrument subject to and in accordance with all applicable Legal Requirements and Applicable Law.

      (g) Anything contained herein or in Ind. Code 32-29-7-5 to the contrary notwithstanding, no waiver made by Borrower in this Security Instrument, or in any of the other terms and provisions of the Loan Documents, shall constitute the consideration for or be deemed to be a waiver or release by Lender of the right to seek a deficiency judgment against Borrower or any other Person or entity who may be personally liable for the Debt, which right to seek a deficiency judgment is hereby reserved, preserved and retained by Lender for its own behalf and its successors and assigns.

      (h) Part of the Property and Collateral is or may become fixtures. It is intended that as to the fixtures, as such term is defined in Ind. Code 26-1-9.1-102(41), that are part of the Property, this Security Instrument shall be effective as a continuously perfected financing statement filed pursuant to Ind. Code 26-1-9.1-515 as a fixture filing from the date of the filing of this Security Instrument for record with the County Recorder. In order to satisfy Ind. Code 26-1-9.1-502(a) and Ind. Code 26-1-9.1-502(b), the following information is hereby provided:

    Name of Debtor:               Borrower is the "Debtor"

    Address of Debtor:            See Section 11.01 of this Security Instrument

    Type of Organization:         limited liability company

    State of Organization:        Delaware

    Organization Number:          As set forth on the Signature Page hereof

    Name of Secured Party:        Lender is the "Secured Party"

    Address of Secured Party:     See Section 11.01 of this Security Instrument

    Record Owner of Property:     Borrower

      (i) Borrower hereby acknowledges receipt of a copy of this Security Instrument in compliance with Lender's obligation to deliver a copy of the fixture filing to Borrower pursuant to Section 9.1-502(f) of the UCC.

      (j) The final maturity date of the obligations secured hereby (including all extensions permitted pursuant to the terms of the Loan Documents) is the Payment Date occurring in the calendar month subsequent to the month in which the Closing Date occurs in 2015.

      (k) The Property (i) does not contain any facility or facilities that are subject to reporting (by either Borrower or any tenant or lessee thereon or other person or entity in possession or occupancy of any portion thereof) under
Section 312 of the federal Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. Section 11022); (ii) is not the site of any underground storage tanks; and (iii) is not listed on the Comprehensive Environmental Response, Compensation and Liability Information System (CERCLIS) in accordance with
Section 116 of CERCLA (42 U.S.C. Section 9616). By reason of the foregoing, the conveyance made by Borrower to Lender by this Security Instrument is not subject to the disclosure or other provisions of the Indiana Responsible Property transfer Law, Ind. Code 13-25-3.

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

      (l) If Lender exercises its rights under Section 13.02 (a)(viii) hereof and brings an action to recover judgment under the Note or any guaranty and during the pendancy of such action brings a separate action under this Security Instrument, such actions shall be consolidated.

      (m) The definition of Property shall include all refunds and rebates with respect to any tax or utility payments, regardless of the time period to which they relate.

      (n) All attorneys fees and expenses incurred by Borrower in connection with the enforcement of any of the terms of this Security Instrument shall include, without limitation, support staff costs and amounts expended in connection with litigation preparation and computerized research, telephone and telefax expenses, mileage, depositions, postage, photocopies, process service, videotapes, environmental testing and audits, environmental reviews and inspections and environmental clean-up and remediation.

      (o) Without limiting the scope of the assignment of Rents contained in this Security Instrument, the assignment of Rents set forth herein shall constitute an assignment of rents as set forth in Ind. Code 32-21-4-2 and thereby creates, and Borrower hereby grants to Lender, a security interest in the Rents that will be perfected upon the recording of this Security Instrument.

      (p) Subject to the terms and provisions of this Security Instrument, Borrower hereby irrevocably consents to the appointment of a receiver permitted under Applicable Law, which receiver, when duly appointed, shall have all of the powers and duties of receivers pursuant to Applicable Law.

      (q) The term "Debt" as defined in this Security Instrument shall include, without limitation, any judgment(s) or final decree(s) rendered to collect any money obligations of Borrower to Lender and/or to enforce the performance or collection of all covenants, agreements, other obligations and liabilities of the Borrower under this Security Instrument or any or all of the Loan Documents; provided, however, such Debt shall not include any judgment(s) or final decree(s) rendered in another jurisdiction, which judgment(s) or final decree(s) would be unenforceable by an Indiana Court pursuant to Ind. Code 34-54-3-4. The obtaining of any judgment by Lender (other than a judgment foreclosing this Security Instrument) and any levy of any execution under any such judgment upon the Property shall not affect in any manner or to any extent the lien of this Security Instrument upon the Property or any part thereof, or any liens, powers, rights and remedies of Lender, but such liens, powers, rights and remedies shall continue unimpaired as before until the judgment or levy is satisfied.

      (r) Notwithstanding anything contained herein or the other Loan Documents to the contrary, the provisions in this Security Instrument regarding creation, validity, perfection, priority and enforceability of the lien and security interests created hereby, all warranties of title contained herein with respect to the Property and all provisions hereof relating to the realization of the security covered hereby with respect to the Property shall be governed by Applicable Law.

      Section 18.40. Certain Matters Relating to Property located in the State of Iowa. With respect to the Property which is located in the State of Iowa, notwithstanding anything contained herein to the contrary:

      (a) In the event of the foreclosure of this Security Instrument and a subsequent sheriff's sale of the Property, Borrower agrees that the redemption period from said sale, as provided by the statutes of the State of Iowa, may, in Lender's sole discretion, be reduced to six months, provided Lender, in said foreclosure action, waives any rights to a deficiency judgment against Borrower which may arise out of the foreclosure proceedings. It is further agreed that in the event of the finding by court decree in such foreclosure that the real estate hereinabove referred to has been abandoned by the owners and Persons personally liable under the Note at the time of the foreclosure, the period of redemption from the foreclosure sale may in Lender's sole discretion be reduced to sixty (60) days, provided Lender waives its right to any deficiency judgment against the Borrower which may arise out of the foreclosure proceedings. Nothing in this Section (a) shall be construed to limit or otherwise affect any other redemption provisions contained in Chapter 628 of the Iowa Code.

      (b) This Security Instrument secures credit in the amount of two (2) times the Loan Amount. Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

      (c) The maturity date of the Note is the Payment Date occurring in the calendar month subsequent to the month in which the Closing Date occurs in 2015.

      (d) Borrower represents and warrants that:

            (i) None of the Property constitutes and none of the funds represented by the Note will be used to purchase: (i) real property which is a single-family or two-family dwelling occupied or to be occupied by Borrower; (ii) agricultural products or property used for an agricultural purpose as defined in Iowa Code Section 535.13; (iii) agricultural lands defined in Iowa Code Section 12C.1(5) or 175.2(1), or (iv) property used for agricultural purposes defined in Iowa Code Section 570A.1(2).

            (ii) Transactions contemplated by this Security Instrument, the Note and the other Loan Documents do not constitute a consumer credit transaction as defined in Iowa Code Section 537.1301.11; and the transactions contemplated by this Security Instrument, the Note and the Other Loan Documents are for a business purpose as defined in Iowa Code
      Section 535.2(2)(a)(5).

      (e) Borrower acknowledges receipt of a copy of this Security Instrument, the Note and each of the other Loan Documents.

      (f) Borrower waives, to the fullest extent permitted by applicable law, any requirement, whether pursuant to Iowa Rule of Civil Procedure 228 or otherwise, that the Note must be filed with the clerk of court or otherwise surrendered at the time judgment is rendered on the Note. Borrower further consents, in any mortgage foreclosure or other action brought on the Note in Iowa, to the entry of judgment in any such action without the filing of the Note with the clerk of court or other surrender of the Note.

      Section 18.41. Certain Matters Relating to Property Located in the State of Kansas. With respect to the Property which is located in the State of Kansas, notwithstanding anything contained herein to the contrary:

      (a) Lender may bring an action to foreclose this Security Instrument and upon appointment of a receiver for the rents (to which Lender shall have the right to the immediate appointment, without regard to the adequacy of the security and Borrower hereby irrevocably consents to such appointment and waives notice of any application therefore) enter into or upon the Property or any part thereof either personally or by its agents, nominees or attorneys, and disposes Borrower and its agents and servants therefrom.

      (b) Lender may bring an action in any court of competent jurisdiction to foreclose this instrument or to enforce any of the covenants and agreements hereof. The Property may be foreclosed in parts or as an entirety. Lender, upon application to a court of competent jurisdiction shall to the fullest extent permitted by law be entitled without notice and without regard to the sufficiency or value of any security for the indebtedness secured hereby or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Property and to collect and apply the income, rents, issues, profits and revenues thereof. The receiver shall have all of the rights and powers permitted under the laws of the state within which the Property is located. Upon the completion of any sale or sales made by the Lender under or by virtue of this Section, the Lender or any officer of any court empowered to do so shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument or good and sufficient instruments conveying, assigning and transferring all estate, right, title and interest in and to the Property and rights sold. The Lender is hereby appointed the true and lawful attorney of the Borrower in its name in stead to make all necessary conveyances, assignments, transfers and deliveries of the Property and rights so sold and for that purpose, the Lender may execute all necessary instruments of conveyance, assignment and transfer and may substitute one or more persons with like power, the Borrower hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. This power of

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

attorney shall be deemed to be a power coupled with an interest and not subject to revocation. Nevertheless, the Borrower, if so requested by the Lender, shall ratify and confirm any such sale or sales by executing and delivering to the Lender or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Lender, for that purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Section whether made under or by virtue of judicial proceedings or of a judgment or decree of a foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, or the Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Borrower and against any and all persons claiming or who may claim the same, or any part thereof from, through or under the Borrower. Upon any sale made under or by virtue of this Section, the Lender may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor and may make settlement for the purchase price by crediting upon the indebtedness of the Borrower secured by this Security Instrument the net sales price after deducting therefrom the expenses of the sale and the cost of the action and any other sums which the Lender is authorized to deduct under this Security Instrument. The Lender, upon so acquiring the Property, or any part thereof, shall be entitled to hold, lease rent, operate, manage and sell the same in any manner provided by applicable laws. Lender, at Lender's option, is authorized to foreclose this Security Instrument subject to the rights of any tenants of the Property, and the failure to make any such tenants parties defendants to any such foreclosure proceeding and to foreclose their rights will not be, nor be asserted by Borrower as a defense to any proceedings instituted by Lender to collect the sums secured hereby.

      (c) This Security Instrument secures future advances pursuant to K.S.A.
Section 58-2336.

      (d) The loan secured by this Security Instrument is a "Business Loan" within the meaning of K.S.A. Section 16-207E.

      Section 18.42. Certain Matters Relating to Property Located in the State of Kentucky. With respect to the Property which is located in the Commonwealth of Kentucky, notwithstanding anything contained herein to the contrary:

      (a) The first paragraph of page 1 shall be amended to include "New York County" in the address of the Lender. KRS 382.430.

      (b) The maturity date of the Note is the Payment Date occurring in the calendar month subsequent to the month in which the Closing Date occurs in 2015.

      (c) With reference to KRS 382.520, it is acknowledged and agreed that this Security Instrument secures not only the initial advances under the Note but also all future advances and all other additional indebtedness, whether direct, indirect, future, contingent or otherwise, connected with or arising out of the Note and the Loan Documents, to the extent of not more than two (2) times the Loan Amount. It shall be a default under this Security Instrument if Borrower requests a release, in the manner provided by KRS 382.250, of any portion of the lien securing any of the additional indebtedness secured by this Security Instrument prior to the date that all of the obligations have been paid and the Loan Documents have been terminated, and Borrower hereby waives any and all right to request such a release to the maximum extent permitted by law.

      (d) FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE THE FOLLOWING INFORMATION IS FURNISHED:

            (i) The name and address of the record owner of the real estate described in this instrument is the same as that set forth for Fee Owner on page 1 hereof:

            (ii) The names and addresses of the Debtors (Borrower) is the same as that set forth for Borrower on page 1 hereof:

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

            (iii) The name and address of the Secured Party (Lender) is the same as that set forth for Lender on page 1 hereof:

            (iv) Information concerning the security interest evidenced by this instrument may be obtained from the Secured Party at its address above.

            (v) This document covers goods which are or are to become fixtures.

            (vi) The organizational numbers for the Debtors (Borrower) are set forth on the signature page hereof.

      Section 18.43. Certain Matters Relating to Property Located in the State of Louisiana. With respect to the Property which is located in the State of Louisiana, notwithstanding anything contained herein to the contrary:

      (a) Each reference to a "lien" will include a reference to a "privilege" "mortgage", and/or "security interest", as appropriate. Each reference to the appointment and powers of a receiver with respect to any Louisiana property shall be to a keeper appointed pursuant to this Security Instrument. Each reference to an "easement" or "easements" will include a reference to a "servitude" and "servitudes". Each reference to a county will include a reference to a Louisiana parish. The terms "land", "real property", and "real estate" will mean "immovable property" as that term is used in the Louisiana Civil Code. The term "personal property" will mean "movable property" as that term is used in the Louisiana Civil Code. The term "tangible" property will mean "corporeal" property as that term is used in the Louisiana Civil Code. The term "intangible" property will mean "incorporeal" property as that term is used in the Louisiana Civil Code. References to the "Code" or the "Uniform Commercial Code" in effect in the State of Louisiana shall be to the Louisiana Commercial Laws, La. R.S. Section 10:1-101 et seq. The term "fee estate" or "fee simple title" will mean "full ownership interest" as that term is used in the Louisiana Civil Code. The term "buildings" shall be deemed to include other constructions. The phrase "covenant or other right running with the land" shall be deemed to include a real right or a recorded lease of immovable property. The term "condemnation" means "expropriation" as that term is used in Louisiana law. The term "conveyance in lieu of foreclosure" or "action in lieu thereof" will mean "giving in payment" as that term is used in Louisiana law. The term "joint and several" will mean "solidary" as that term is used in the Louisiana Civil Code. The term "statute of limitations" means prescriptive period or preemptive period.

      (b) For the purposes of the recitals and the other provisions of this Security Instrument, it is understood that, subject to the terms hereof, Borrower by these presents and by the execution and delivery hereof, does hereby specially mortgage, affect, hypothecate, pledge and assign to Lender forever (to the extent legally permitted), and grant Lender a continuing security interest in, all right, title and interest of Borrower in and to all of the Property.

      (c) It is agreed that this Security Instrument shall secure not only the sums advanced as of the date hereof, but any other advances whether obligatory or otherwise, whether provided for in the Note, this Security Instrument or in the Loan Documents. It is further agreed as to all such obligations both present and future, this Security Instrument shall have effect between the parties from the time this Security Instrument is established and as to third persons from the time this Security Instrument is filed for registry; provided, however, that the maximum amount of the obligations that may be outstanding at any time and from time to time and secured hereby is $500,000,000.00.

      (d) The Debt secured by this Security Instrument has a maturity date that is the Payment Date occurring in the calendar month subsequent to the month in which the Closing Date occurs in 2015.

      (e) Borrower will not by act or omission change or permit to be changed the zoning of the Premises from its current zoning classification.

      (f) Upon the occurrence of an Event of Default under this Security Instrument, power is granted to Lender to commence a Louisiana executory process foreclosure proceeding, and to have all or any part of the Property immediately seized and sold with or without appraisal, in regular session of court or in vacation, in accordance with applicable Louisiana law, without the necessity of further demanding payment from Borrower or of notifying Borrower or placing Borrower in default. For purposes of foreclosure under Louisiana executory process procedures, Borrower acknowledges the indebtedness secured hereby whether now existing or arising hereafter and confesses judgment in Lender's favor up to the full amount of Borrower's obligations secured by this Security Instrument, in principal, interest, late charges, attorney's fees and other fees and charges, and all other amounts secured under this Security Instrument. To the extent permitted under applicable Louisiana law, Borrower additionally waives: (a) the benefit of appraisal as provided in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure, and all other laws with regard to appraisal upon judicial sale; (b) the demand and three (3) days' delay as provided under Article 2721 of the Louisiana Code of Civil Procedure; (c) the notice of seizure as provided under Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (d) the three (3) days' delay provided under Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (e) all other benefits provided under Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and all other Articles not specifically mentioned above. Borrower waives all homestead and other exemptions from seizure. These remedies are in addition to all others provided under Louisiana law.

      (g) Upon, or at any time after the filing of a complaint to foreclose this Security Instrument, the court in which such complaint is filed may appoint a keeper of the Property pursuant to the provisions of La. R.S. 9:Section 5136 et seq., as amended from time to time. Such keeper shall have all powers and authorities that may be exercised by keepers under the laws of the State as now or hereafter existing, and shall be compensated in accordance with such laws. All fees, compensation and other amounts due a keeper hereunder shall be a part of the Debt and shall be secured by this Security Instrument. References in this Security Instrument and the Assignment to a "receiver" or words of similar import shall include a keeper appointed pursuant to the provisions of this Section.

      (h) For purposes of La. R.S. Sections 9:5555 and 5556, Borrower acknowledges that none of the Debt evidences indebtedness or instruments paraphed for identification with this Security Instrument. For purposes of Louisiana Civil Code article 3298, La. R.S. Section 9:4401 and other applicable law, this Security Instrument has been granted to secure the present and future Debt, up to $500,000,000.00, whether now existing or hereafter arising, of whatever nature and kind, whatsoever. This Security Instrument shall remain in effect until cancelled by a written cancellation signed by Lender.

      (i) The reference in Section 13.02(b) hereof to "fee simple" shall be deemed to mean "fee (full ownership)" and the reference to Section 13.02(b) hereof to "deed with special warranty of title" shall be deemed to mean "deed with waiver of warranty of title."

      (j) The phrase "power of sale or otherwise" found in Section 13.02(a)(vi) hereof shall be deleted and the phrase "applicable Louisiana law" shall be inserted in its place.

      (k) The phrase "whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale" found in Sections 13.02(d), 13.02(e) and 13.02(f) shall be deleted and the phrase "whether by virtue of judicial proceedings or a judgment or decree of foreclosure and sale or otherwise in accordance with applicable Louisiana law" shall be inserted in its place.

      (l) Borrower agrees to provide to all applicable insurers notice of the collateral assignment made by Borrower in clause (g) of the description of the Property contained in this Security Instrument.

      (m) Any and all declarations of facts made by authentic act before a notary public in the presence of two witnesses by a person declaring that such facts lie within his knowledge, shall constitute authentic evidence of such facts for the purpose of executory process. Borrower specifically agrees that such an affidavit by a representative of Lender as to the existence, amount, terms and maturity of the Debt and of a default thereunder shall constitute authentic evidence of such facts for the purpose of executory process.

      (n) Borrower represents that the Note evidences an indebtedness incurred for a business or commercial purpose.

      Section 18.44. Certain Matters Relating to Property Located in Maine. With respect to the Property located in the State of Maine, notwithstanding anything contained herein to the contrary:

      (a) Lender shall have the STATUTORY POWER OF SALE as described in Title 33, Maine Revised Statutes Annotated, Section 501-A, as amended from time to time, which is expressly incorporated herein by reference.

      (b) All references in this Security Instrument to any obligation of Borrower to pay attorney fees and disbursements shall include, without limitation, attorney fees and disbursements incurred in any bankruptcy proceedings.

      (c) This Security Instrument secures indebtedness and obligations arising from a commercial loan and none of the proceeds shall be used for primarily personal, family or household purposes.

      (d) This Security Instrument constitutes, among other things, a fixture filing. Borrower is the debtor and Borrower's address is 715 South Country Club Drive, Mesa, Arizona 85210. Borrower is the record owner of the Premises.

      (e) NO ORAL AGREEMENT. UNDER MAINE LAW, NO PROMISE, CONTRACT, OR AGREEMENT TO LEND MONEY, EXTEND CREDIT, FORBEAR FROM COLLECTION OF A DEBT, OR MAKE ANY OTHER ACCOMMODATION FOR THE REPAYMENT OF A DEBT FOR MORE THAN $250,000.00 MAY BE ENFORCED IN COURT AGAINST LENDER UNLESS IT IS IN WRITING AND SIGNED BY LENDER. ACCORDINGLY, BORROWER CANNOT ENFORCE ANY ORAL PROMISE UNLESS IT IS CONTAINED IN LOAN DOCUMENTS SIGNED BY LENDER, NOR CAN ANY CHANGE, FORBEARANCE OR OTHER ACCOMMODATION RELATING TO THE DEBT, THIS LOAN, THIS SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS BE ENFORCED, UNLESS IT IS IN WRITING AND SIGNED BY LENDER.

      (f) This Security Instrument is an open-ended mortgage that secures existing indebtedness, "future advances," "protective advances," and "contingent obligations" as such terms are defined in 33 M.R.S.A. Section 505, as the same may be amended. The maximum aggregate amount of all debts or obligations secured by this Security Instrument, including future advances but excluding protective advances, shall not at any time exceed the total amount of two (2) times the Loan Amount.

      Section 18.45. Certain Matters Relating to Property Located in the State of Massachusetts. With respect to the Property which is located in the State of Massachusetts, notwithstanding anything contained herein to the contrary:

      (a) Borrower hereby, as continuing security for payment or performance of its obligations under the Note and the other Loan Documents in accordance with the terms thereof, grants with MORTGAGE COVENANTS and assigns to Lender, and grants to Lender a continuing security interest in and to all the Property.

      (b) This Security Instrument is upon the STATUTORY CONDITION and upon the further condition that all covenants and agreements on the part of Borrower herein undertaken shall be kept and fully and seasonably performed and that no breach of any other of the covenants or conditions specified herein shall be permitted, for any breach of which, upon the occurrence of an Event of Default Lender shall have the STATUTORY POWER OF SALE together with all other remedies now or hereafter permitted by law.

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

      (c) This Security Instrument has been executed as a sealed instrument as of the date first above written.

      Section 18.46. Certain Matters Relating to Property Located in the State of Michigan. With respect to the Property which is located in the State of Michigan, notwithstanding anything contained herein to the contrary:

      (a) Lender shall have all the rights, benefits and privileges set forth in this Security Instrument subject to the provisions of MCLA 554.231, MCLA 544.211 et seq. and MCLA 565.81 et seq. It is the intention of the parties that the provisions of this Security Instrument, and all of the rights and powers granted or reserved to Lender hereunder, shall be construed and enforced to the broadest extent permissible under applicable Michigan law governing assignments of leases and rents including, without limitation, MCLA 554.231 et seq. Any provision contained herein which would, as drafted, violate any provision of, or be in any respect unenforceable under, Michigan law shall be automatically deemed to be modified to the extent necessary, consistent with its purpose, to render such provision enforceable under Michigan law.

      (b) THIS SECURITY INSTRUMENT IS A "FUTURE ADVANCE MORTGAGE" PURSUANT TO M.C.L.A. 565.901. ALL FUTURE ADVANCES UNDER THIS SECURITY INSTRUMENT OR UNDER ANY OF THE LOAN DOCUMENTS SHALL HAVE THE SAME PRIORITY AS IF THE FUTURE ADVANCE WAS MADE ON THE DATE THAT THIS SECURITY INSTRUMENT WAS RECORDED. THIS SECURITY INSTRUMENT SHALL SECURE ALL INDEBTEDNESS OF BORROWER, ITS SUCCESSORS AND ASSIGNS, UNDER THIS SECURITY INSTRUMENT, WHENEVER AND HOWEVER INCURRED. NOTICE IS HEREBY GIVEN THAT THE INDEBTEDNESS SECURED HEREBY MAY INCREASE AS A RESULT OF ANY DEFAULTS HEREUNDER BY BORROWER DUE TO, FOR EXAMPLE AND WITHOUT LIMITATION, UNPAID INTEREST OR LATE CHARGES, UNPAID TAXES OR UNPAID INSURANCE PREMIUMS WHICH LENDER ELECTS TO ADVANCE PURSUANT TO THE TERMS OF THIS SECURITY INSTRUMENT, DEFAULTS UNDER LEASES THAT LENDER ELECTS TO CURE, ATTORNEYS' FEES OR COSTS INCURRED IN ENFORCING THE LOAN DOCUMENTS OR OTHER EXPENSES INCURRED BY LENDER IN PROTECTING THE PREMISES, THE SECURITY OF THIS SECURITY INSTRUMENT OR LENDER'S RIGHTS AND INTERESTS.

      (c) In the event of a default under this Security Instrument, power is granted to Lender to sell the Property or any part thereof at public auction and to convey same to the purchaser after notice as required by the statutes of the State of Michigan for foreclosure of mortgages by advertisement being Sections 600.3201, et seq., Michigan Compiled Laws, as amended.

      (d) This Security Instrument contains a power of sale which permits Lender to cause the Property to be sold by advertisement rather than pursuant to court action; and Borrower hereby voluntarily and knowingly waives any right Lender may have by virtue of any applicable constitutional provision or statute to any notice or court hearing prior to the exercise of the power of sale, except as may be expressly required by the Michigan statute governing foreclosures by advertisement. By execution of the Mortgage, Borrower represents and acknowledges that the meaning and the consequences of the foregoing have been discussed as fully as desired by Borrower with Borrower's legal counsel.

      (e) As additional security for the Debt and performance of the covenants and agreements herein and in any other agreement contained, pursuant to Michigan Compiled Laws 554.231 et seq., as amended, Borrower hereby assigns and conveys to Lender and grants Lender security interests in any and all leases, written or unwritten, of the Property or any part thereof, heretofore, now or hereafter entered into and demising any part of the Property, and all rents, issues, income and profits derived from the use of the Property or any portion thereof, whether due or to become due.

      (f) Borrower's failure, refusal or neglect to pay any taxes levied against the Property or any insurance premiums due upon policies of insurance covering the Property, shall constitute waste under Michigan Compiled Laws 600.2927, and Lender shall have a right to appointment of a receiver of the Property and of the earnings,

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

income and profits thereof, with such powers as the Court making such appointment confers, and Borrower hereby irrevocably consents to such appointment in such event, and agrees to pay Lender's costs and expenses incurred in such proceeding, including reasonably attorneys fees. Payment by Lender for and on behalf of Borrower of any delinquent taxes, assessments, or insurance premiums payable by Borrower under the terms of this Security Instrument shall not cure the default herein described, nor shall it in any manner impair Lender's right to the appointment of a receiver as set forth herein.

      (g) The maturity date of the Loan is the Payment Date occurring in the calendar month subsequent to the month in which the Closing Date occurs in 2015.

      Section 18.47. Certain Matters Relating to Property Located in Minnesota. The following provisions shall apply with respect to the Property located in the State of Minnesota (the "Property"):

      (a) Acceleration; Foreclosure. If any Event of Default has occurred and is continuing, Lender may, at its option, exercise one or more of the following rights and remedies (and any other rights and remedies available to it):

            (i) Lender may exercise all of their rights under paragraph (b) below.

            (ii) Lender shall have and may exercise, with respect to all Fixtures, all the rights and remedies accorded upon default to a secured party under the Uniform Commercial Code as in effect in the State of Minnesota. If notice to Borrower of the intended disposition of such property is required by law in a particular instance, such notice shall be deemed commercially reasonable if given to Borrower (in the manner specified in Section 11.01) at least 10 calendar days prior to the date of intended disposition. Borrower shall pay on demand all costs and expenses incurred by Lender in exercising such rights and remedies, including but not limited to reasonable attorneys' fees and legal expenses.

            (iii) Lender may (and is hereby authorized and empowered to) foreclose this Security Instrument by action or advertisement pursuant to the statutes of the State of Minnesota in such case made and provided, power being expressly granted to sell the Property at public auction and convey the same to the purchaser in fee simple and, out of the proceeds arising from such sale, to pay all indebtedness secured hereby, with interest, and all legal costs and charges of such foreclosure and the maximum attorneys' fees permitted by law, which costs, charges and fees Borrower agrees to pay.

      (b) Assignment of Rents and Leases.

            (i) Upon the occurrence of any Event of Default Lender may, at its option, in addition to the other remedies set forth in paragraph (a) above:

                  (A) in the name, place and stead of Borrower and without
            becoming a mortgagee-in-possession (i) enter upon, manage and operate the Property or retain the services of one or more independent contractors to manage and operate all or any part of the Property; (ii) make, enforce, modify and accept surrender of the Lease; (iii) obtain or evict tenants, collect, sue for, fix or modify all tolls, rents, issues, profits, products, revenues and other income of the Property and every part thereof and enforce all rights of Borrower under the Lease; and (iv) perform any and all other acts that may be necessary or proper to protect the security of this Security Instrument.

                  (B) with or without exercising the rights set forth in
            subparagraph (A) above, give or require Borrower to give notice of any or all tenants authorizing and directing them to pay all Rents directly to Lender; and

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

                  (C) without regard to any waste, adequacy of the security or solvency of Borrower, apply for the appointment of a receiver of the Property, to which appointment Borrower hereby consents, whether or not foreclosure proceedings have been commenced under this Security Instrument and whether or not a foreclosure sale has occurred.

The exercise of any of the foregoing rights or remedies and the application of the Rents pursuant to paragraph (ii) shall not cure or waive any Event of Default (or notice of default) under this Security Instrument or invalidate any act done pursuant to such notice.

            (ii) All Rents collected by Lender or any receiver each month shall be applied as follows:

                  (A) to payment of all reasonable fees of the receiver approved by the court;

                  (B) to payment of all tenant security deposits then owing
            pursuant to the provisions of Minnesota Statutes Section 504B.178;

                  (C) to payment of all prior or current real estate taxes and special assessments with respect to the Property, or if this Security Instrument or any other instrument relating to the Debt requires periodic escrow payments for such taxes and assessments, to the escrow payments then due;

                  (D) to payment of all premiums then due for insurance required by the provisions of this Security Instrument, or if this Security Instrument or any other instrument relating to the Debt requires periodic escrow payments for such premiums, to the escrow payments then due;

                  (E) to payment of expenses incurred for normal maintenance of the Property;

                  (F) if received prior to any foreclosure sale of the Property, to Lender for payment of the Debt, but no such payment made after acceleration of the Debt shall affect such acceleration;

                  (G) if received during or with respect to the period of
            redemption following a foreclosure sale of the Property:

                        (1) if the purchaser at the foreclosure sale is not
            Lender, first to Lender to the extent of any deficiency of the sale proceeds to repay Debt and second to the purchaser to be retained as a credit to the redemption price, but if the Property is not redeemed, then to the purchaser of the Property;

                        (2) if the purchaser at the foreclosure sale is Lender,
            to Lender to the extent of any deficiency of the sale proceeds to repay the Debt, and the balance to be retained by Lender as a credit to the redemption price, but if the Property is not redeemed, then to Lender, whether or not any such deficiency exists.

      The rights and powers of Lender under this paragraph (b) and the application of Rents under this paragraph (b) shall continue until expiration of the redemption period from any foreclosure sale, whether or not any deficiency remains after the foreclosure sale.

      (c) Fixture Filing. From the date of its recording, this Security Instrument shall be effective as a financing statement files as a fixture filing with respect to the Fixtures. For this purpose, the following information is set forth:

            (i) The name and address of the record owner of the real estate described in this instrument is the same as that set forth for Borrower on page 1 hereof:

            (ii) the name and address of the Debtor (Borrower) is the same as that set forth for Borrower on page 1 hereof:

            (iii) the name and address of the Secured Party (Lender) is the same as that set forth for Lender on page 1 hereof:

            (iv) This document covers goods which are or are to become fixtures.

            (v) The Debtor named above is the record owner of the real estate described herein.

      (d) Intentionally Omitted.

      (e) Acknowledgment Regarding Future Advances. To the extent that this Security Instrument secures indebtedness other than the Note, the amount of such indebtedness is not currently known.

Lender acknowledges that it is aware of the provisions of Minnesota Statutes
Section 287.05, subd. 5, and intends to comply with the requirements contained therein.

      Section 18.48. Certain Matters Relating to Property Located in the State of New Hampshire. With respect to the Property which is located in the State of New Hampshire, notwithstanding anything contained herein to the contrary:

      (a) This Security Interest is granted with the STATUTORY POWER OF SALE.

      (b) Upon the occurrence and during the continuance of an Event of Default, Lender may, at Lender's option, by Lender itself, or otherwise, pursuant to the STATUTORY POWER OF SALE, sell the Property consisting of real estate and personalty situated thereon, and all estate, right, title, and interest of Borrower therein, at one or more sales, as an entirety or in parcels, with such elements of real and/or personal property, and at such time and place in any municipality in which any of the Premises is located at the Premises, and upon such terms as Lender may deem expedient, or as may be required by applicable law. In the event of a sale by foreclosure pursuant to the STATUTORY POWER OF SALE of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property.

      (c) The maximum principal amount of the Debt, including present and future obligations, which may be secured by the lien of this Security Instrument on the Property located in New Hampshire at any one time is $250,000,000), plus interest, costs and advances made by Lender to protect or preserve the Premises or the lien of this Security Instrument, or for taxes, assessments or insurance premiums as herein provided.

      Section 18.49. Certain Matters Relating to Property Located in the State of New Jersey. With respect to the Property which is located in the State of New Jersey, notwithstanding anything contained herein to the Contrary:

      (a) Borrower represents and warrants that (i) all filings and submissions or other action required pursuant to the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K-6, et seq., as modified ("ISRA"), if any, in connection with the Loan, have been made or taken and (ii) the Property is not located within a "freshwater wetlands" or a "transition area," each as defined by N.J.S.A. 13:9B-3, and is not subject to the terms of the New Jersey Freshwater Wetlands Protection Act, as amended, N.J.S.A. 13:9B-1 et. seq., or the rules and regulations promulgated thereunder.

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

      (b) This Security Instrument shall be governed by and construed in accordance with the laws of the State of New York, provided, however, that (i) matters of title to the Property located in New Jersey, (ii) matters of creation, perfection and priority of the lien of this Security Instrument and
(iii) those procedural issues of foreclosure, deed in lieu of foreclosure or sale, which are required to be governed by the laws of the State of New Jersey shall be governed by the laws of New Jersey and construed in accordance therewith.

      (c) BORROWER HEREBY ACKNOWLEDGES RECEIPT OF A TRUE COPY OF THIS SECURITY INSTRUMENT WITHOUT CHARGE.

      (d) Borrower agrees, and it is so intended that this Security Instrument is subject to Modification as set forth in N.J.S.A. 46:9-8.1, et seq.

      (e) Borrower shall not conduct or cause or permit to be conducted on the Property any activity which constitutes an Industrial Establishment (as such term is defined in ISRA) without the prior written consent of Lender. In the event that the provisions of ISRA become applicable to the Property subsequent to the date hereof, Borrower shall give prompt written notice thereof to Lender and shall take immediate requisite action to insure full compliance therewith. Borrower shall deliver to Lender copies of all correspondence, notices and submissions that it sends to or receives from the New Jersey Department of Environmental Protection in connection with such ISRA compliance. Borrower's obligation to comply with ISRA shall, notwithstanding its general applicability, also specifically apply to sale, transfer, closure or termination of operations associated with any foreclosure action, including, without limitation, a foreclosure action brought with respect to this Security Instrument. In connection with the purchase of the Property, Borrower required that the seller of the Property comply with the provisions of ISRA and the seller did comply therewith.

      (f) The Property has not been and is not now being used as a Major Facility (as defined in the Environmental Statutes), and Borrower shall not use the Property as a Major Facility in the future without the prior written consent of Lender. If Borrower ever becomes an owner or operator of a Major Facility, then Borrower shall furnish the New Jersey Department of Environmental Protection with all the information required by N.J.S.A. 58:10-23.11d, and shall duly file with the Director of the Division of Taxation in the New Jersey Department of the Treasury a tax report or return, and shall pay all taxes due therewith, in accordance with N.J.S.A. 58:10-23, 11b.

      (g) Borrower represents and warrants that the loans or other financial accommodations included as obligations secured by this Security Instrument were obtained solely for the purpose of carrying on or acquiring a business or commercial investment and not for residential, consumer or household purposes.

      Section 18.50. Certain Matters Relating to Property Located in the State of New York. With respect to the Property which is located in the State of New York, notwithstanding anything contained herein to the contrary:

      (a) Borrower represents that this Security Instrument does not encumber property principally improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units.

      (b) Pursuant to Section 13 of the lien law of New York, Borrower shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvements on the Property before using any part of the total of the same for any other purpose.

      (c) Lender shall have all of the rights against lessees of the Property as set forth in Section 291(f) of the Real Property Law of New York.

      (d) The provisions of subsection 4 of Section 254 of the New York Real Property Law covering the insurance of buildings against loss by fire and the application of Insurance Proceeds shall not apply to this Security

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

Instrument. In the event of any conflict, inconsistency or ambiguity between the provisions of Article III hereof and the provisions of subsection 4 of Section 254 of the New York Real Property Law covering the insurance of buildings against loss by fire and the application of Insurance Proceeds, the provisions of Article III shall control.

      (e) (i) In the event of any sale or transfer of the Property, or any part thereof, including any sale or transfer by reason of foreclosure of this Security Instrument or any prior or subordinate mortgage or by deed in lieu of any such foreclosure, Borrower shall timely and duly complete, execute and deliver to Lender all forms and supporting documentation required by any taxing authority to estimate and fix any tax payable by reason of such sale or transfer or recording of the deed evidencing such sale or transfer, including any New York State Real Estate Transfer Tax payable pursuant to Article 31 of the New York Tax Law and New York City Real Property Transfer Tax payable pursuant to Chapter 21, Title 11 of the New York City Administrative Code (individually, a "Transfer Tax" and collectively, the "Transfer Taxes").

            (ii) Borrower shall pay the Transfer Taxes that may hereafter become due and payable with respect to any sale or transfer of the Property described in this Article, and in default of such payment, Lender may pay the same and the amount of such payment shall be added to the Debt secured hereby and, unless incurred in connection with a foreclosure of this Security Instrument or deed in lieu of such foreclosure, shall be secured by this Security Instrument.

            (iii) Borrower hereby irrevocably constitutes and appoints Lender as its attorney-in-fact, coupled with an interest, to prepare and deliver any questionnaire, statement, affidavit or tax return in connection with any Transfer Tax applicable to any foreclosure or deed in lieu of foreclosure described in this Article.

            (iv) Borrower shall indemnify and hold harmless Lender against (i) any and all liability incurred by Lender for the payment of any Transfer Tax with respect to any transfer of the Property by reason of foreclosure, and (ii) any and all expenses incurred by Lender in connection therewith including, without limitation, interest, penalties and attorneys' fees.

            (v) The obligation to pay the Transfer Taxes and indemnify Lender under this Section is a personal obligation of Borrower, whether or not Borrower is personally obligated to pay the Debt secured by this Security Instrument, and shall be binding upon and enforceable against the distributees, successors and assigns of Borrower with the same force and effect as though each of them had personally executed and delivered this Security Instrument, notwithstanding any exculpation provision in favor of Borrower with respect to the payment of any other monetary obligations under this Security Instrument.

            (vi) In the event that Borrower fails or refuses to pay a tax payable by Borrower with respect to a sale or transfer by reason of a foreclosure of this Security Instrument in accordance with this Section, the amount of the tax, any interest or penalty applicable thereto and any other amount payable pursuant to Borrower's obligation to indemnify Lender under this Section may, at the sole option of Lender, be paid as an expense of the sale out of the proceeds of the mortgage foreclosure sale.

            (vii) The provisions of this Section shall survive any transfer and the delivery of the deed affecting such transfer. Nothing in this Section shall be deemed to grant to Borrower any greater rights to sell, assign or otherwise transfer the Premises than are expressly provided in Article IX nor to deprive Lender of any right to refuse to consent to any transaction referred to in this Section.

      (f) The clauses and covenants contained in this Security Instrument that are construed by Section 254 of the New York Real Property Law shall be construed as provided in those sections (except as provided in Subsection (d) of this Section and Article III hereof). The additional clauses and covenants contained in this Security Instrument shall afford rights supplemental to and not exclusive of the rights conferred by the clauses and covenants construed by
Section 254 and shall not impair, modify, alter or defeat such rights (except as provided in Subsection (d) of this Section and Article III hereof), notwithstanding that such additional clauses and covenants may relate to the same subject matter or provide for different or additional rights in the same or similar contingencies as the clauses and covenants construed by Section 254. The right of Lender arising under the clauses and covenants contained in this Security Instrument shall be separate, distinct and cumulative and none of them shall be in exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding. In the event of any inconsistencies between the provisions of Section 254 and the provisions of this Security Instrument, the provisions of this Security Instrument shall prevail.

      (g) Notwithstanding anything to the contrary in this Security Instrument, the maximum amount of principal indebtedness secured by this Security Instrument or which under any contingency may be secured by this Security Instrument is 125% of the Allocated Loan Amount for the Property.

      (h) At Borrower's request, and upon (a) Borrower's prepayment of the Debt in full, whether by prepayment or otherwise and (b) payment by Borrower of Lender's reasonable counsel fees and disbursements and other reasonable costs, if any, and provided Borrower (a) refinances the Loan through any institution other than Lender, or (b) sells any of the Premises, and an institution other than Lender is involved in the financing of such sale, Lender shall deliver an assignment of the Note, this Security Instrument to Borrower's designee without recourse, representation or warranty, together with the Note (or an affidavit of lost note) duly endorsed by Lender to Borrower's designee.

      Section 18.51. Certain Matters Relating to Property Located in the State of Ohio. With respect to the Property which is located in the State of Ohio, notwithstanding anything contained herein to the contrary:

      (a) This Security Instrument is an Open-End Mortgage, and Borrower and Lender intend that this Security Instrument shall secure not only the sums advanced as of the date hereof, but also the unadvanced balance of the Note, which sums Lender is obligated to advance, and in addition shall secure any and all advances provided for in the Loan Documents to the fullest extent provided for under Section 5301.232 of the Ohio Revised Code; provided, however, that the maximum amount of the principal portion of the Debt that may be outstanding at any time is $500,000,000.00. In addition to any other debt or obligation secured hereby, this Security Instrument shall also secure unpaid balances of advances made with respect to the Property for the payment of taxes, assessments, insurance premiums, and costs incurred for the protection of the Premises to the fullest extent provided for under Section 5301.233 of the Ohio Revised Code.

      (b) The following is hereby inserted after the definition of the word "Debt" in the "NOW THEREFORE" paragraph found in the Recitals hereto:

      as well as to secure the unpaid balance of advances made by Lender for the payment of taxes, assessments, insurance premiums, and costs incurred for the protection of the Property to the fullest extent provided for under
      Section 5301.233 of the Ohio Revised Code.

      (c) The following is hereby inserted at the end of Section 18.14 of this Security Instrument as an additional subparagraph:

            (c) The name of the "debtor" is the "Borrower" identified on page 1 hereof; and the name of the "secured party" is the "Lender" identified on page 1 hereof; the mailing address of the "secured party" from which information concerning the security interests may be obtained and the mailing address of the "debtor" are as set forth in the preamble of this Security Instrument; and a statement indicating the types, or describing the items, of collateral is set forth hereinabove in the granting clauses. Borrower is the owner of the real property constituting the "Premises" encumbered by this Security Instrument.

      (d) Lender shall be and hereby is authorized and empowered to do, as mortgagee, all things provided to be done in the mechanics' lien laws of the State of Ohio (including Section 1311.14 of the Ohio Revised Code), and all acts amendatory or supplementary thereto.

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

      (e) The maturity date of the Loan is the Payment Date occurring in the calendar month subsequent to the month in which the Closing Date occurs in 2015.

      (f) With respect to any agreement by Borrower in this Security Instrument or in any other Loan Document to pay Lender's attorneys' fee and disbursements incurred in connection with the Loan, Borrower agrees that each Loan Document is a "contract of indebtedness" and that the attorneys' fees and disbursements referenced are those which are a reasonable amount, all as contemplated by Ohio Revised Code Section 1301.21, as such Section may hereafter be amended. Borrower further agrees that the indebtedness incurred in connection with the Loan is not incurred for purposes that are primarily personal, family or household and confirms that the total amount owed on the contract of indebtedness exceeds One Hundred Thousand and No/100 Dollars ($100,000.00).

      Section 18.52. Certain Matters Relating to Property Located in Oklahoma. With respect to Property located in the State of Oklahoma, notwithstanding anything contained herein to the contrary:

      (a) Without in any way limiting the other provisions of this Security Instrument, but in addition thereto and in amplification thereof, upon the occurrence of any Event of Default which has not been waived, Borrower hereby confers on Lender the power to sell the Property, and the interests of persons therein, in the manner and pursuant to the procedures set forth in the "Oklahoma Power of Sale Mortgage Foreclosure Act" (46 O.S. Sections 40-49), as said Act may be amended from time to time, or pursuant to other applicable statutory or judicial authority. If no cure is effected within the statutory time limits, Lender may accelerate the indebtedness secured hereby without further notice (the aforementioned statutory cure period shall run concurrently with any contractual provision for notice before acceleration of debt) and may then proceed in the manner and subject to the conditions of the above-referenced statutes to send to Borrower and other necessary parties a notice of sale and may sell and convey the Property in accordance with the above-referenced laws. Lender may enforce this Security Instrument by exercising said power of sale or at Lender's sole option by judicial foreclosure proceedings as provided by law. No action of Lender based upon the provisions contained herein or in the Oklahoma Power of Sale Mortgage Foreclosure Act, including, without limitation, the giving of the notice of intent to foreclose by power of sale or the notice of sale, shall constitute an election of remedies which would preclude Lender from pursuing judicial foreclosure before or at any time after commencement of the power of sale foreclosure procedure. If Lender institutes judicial proceedings to enforce this Security Instrument, Borrower hereby waives or does not waive, at the sole option of Lender, appraisement of the Property, said option to be exercised by Lender at the time judgment is rendered or at any time prior thereto. Borrower fully understands the consequences of conferring on Lender the above-described power of sale, and if Lender elects to enforce this Security Instrument by exercising said power of sale, Borrower hereby expressly waives to the fullest extent permitted by law any right to a judicial hearing prior to the sale of the Property. As often as any proceedings may be taken to foreclose this Security Instrument, whether pursuant to the power of sale herein conferred or by judicial proceedings, or to foreclose the security interest herein granted to Lender, Borrower agrees to pay to Lender, in addition to all other sums due, all costs and expenses, including reasonable attorney fees, incurred by Lender.

      (b) It is specifically understood that the obligation of the Borrower to pay certain filing, registration and recording charges and all taxes, duties, imposts, assessments and charges set forth in Section 4.01(c) of the Security Instrument specifically includes payment of and the Borrower specifically agrees to pay all additional Oklahoma Real Estate Mortgage Tax and certification fees charged in connection with the Security Interest recorded in Oklahoma.

      (c) A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS MORTGAGE.

      (d) The Maturity Date of the Debt is July 1, 2015.

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

      Section 18.53. Certain Matters Relating to Property Located in the Commonwealth of Pennsylvania. With respect to the Property which is located in the Commonwealth of Pennsylvania, notwithstanding anything contained herein to the contrary:

      (a) FOR THE PURPOSE OF OBTAINING POSSESSION OF THE PROPERTY AND EXERCISING THE OTHER REMEDIES PROVIDED IN THIS SECTION, BORROWER HEREBY AUTHORIZES THE PROTHONOTARY OR ANY ATTORNEY OF THE COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR FOR BORROWER TO FILE AN AGREEMENT FOR ENTERING IN ANY COURT OF COMPETENT JURISDICTION AN AMICABLE ACTION FOR CONFESSION OF JUDGMENT IN EJECTMENT AGAINST BORROWER AND ALL PERSONS CLAIMING UNDER BORROWER FOR POSSESSION OF THE PROPERTY, FOR WHICH THIS SECURITY INSTRUMENT OR A TRUE CORRECT COPY THEREOF SHALL BE A SUFFICIENT WARRANT, WHEREUPON, IF LENDER SO DESIRES, A WRIT OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDINGS WHATSOEVER, AND PROVIDED THAT IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED THE SAME SHALL BE TERMINATED AND POSSESSION REMAIN IN OR BE RESTORED TO BORROWER, LENDER SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS TO BRING ONE OR MORE AMICABLE ACTION OR ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION BY CONFESSION OF JUDGMENT AS AFORESAID. THE AUTHORITY AND POWER TO APPEAR AND CONFESS JUDGMENT IN EJECTMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF AND MAY BE EXERCISED AS OFTEN AS LENDER SHALL FIND IT NECESSARY AND DESIRABLE AND THIS SECURITY INSTRUMENT SHALL BE A SUFFICIENT WARRANT THEREFORE. IN THE EVENT OF ANY JUDGMENT CONFESSED AGAINST BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON THE COMPANY'S BEHALF FOR ANY REASON, LENDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT IN EJECTMENT AGAINST BORROWER IN EJECTMENT, AS PROVIDED FOR HEREIN, IF DOING SO WILL CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR PROCEDURES.

      BY SIGNING THIS INSTRUMENT, BORROWER HEREBY ACKNOWLEDGES THAT BORROWER HAS READ THIS SECURITY INSTRUMENT (INCLUDING WITHOUT LIMITATION THE CONFESSION SET FORTH HEREIN), HAS HAD THE OPPORTUNITY TO HAVE THE SAME REVIEWED BY LEGAL COUNSEL, UNDERSTANDS THE SAME, AND AGREES TO THE PROVISIONS CONTAINED HEREIN, INCLUDING, WITHOUT LIMITATION, THE CONFESSION OF JUDGMENT PROVISIONS AND UNDERSTANDS THAT A CONFESSION OF JUDGMENT CONSTITUTES A WAIVER OR RIGHTS BORROWER OTHERWISE WOULD HAVE TO PRIOR NOTICE AND A HEARING BEFORE A JUDGMENT IS ENTERED AGAINST BORROWER AND WHICH MAY RESULT IN A COURT JUDGMENT AGAINST BORROWER WITHOUT PRIOR NOTICE OR HEARING.

      BORROWER HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OR ANY COURT OF RECORDS OR THE SHERIFF (OR THE LAWFUL DESIGNEE OF THE SHERIFF) WITHIN ANY COUNTY OF THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, TO TAKE ALL ACTION ALLOWED BY OR PROVIDED FOR IN THE PENNSYLVANIA RULES OF CIVIL PROCEDURE OR OTHER APPLICABLE RULES OF CIVIL PROCEDURE TO EXECUTE ON ANY JUDGMENT ENTERED AGAINST BORROWER PURSUANT TO THE CONFESSION OF JUDGMENT SET FORTH ABOVE WITHOUT PRIOR NOTICE OR HEARING OF ANY NATURE WHATSOEVER, WAIVING ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION TO THE EXTENT THAT SUCH LAWS MAY LAWFULLY BE WAIVED. NO SINGLE EXERCISE OF THE FOREGOING POWER TO EXECUTE ON JUDGMENTS WITHOUT A HEARING SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE AGENT SHALL ELECT.

      (b) This Security Instrument is an Open-End Mortgage. This Security Instrument secures, and the Debt include, future advances. All advances and indebtedness arising and occurring from time to time under this

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

Security Instrument shall be secured hereby. The maximum amount of indebtedness (as defined in 42 Pa. Stat. Section 8143, which term excludes interest and excludes advances and expenses made by Lender to protect its interest in the Property) outstanding at any time which is secured by this Security Instrument is 125% of the Allocated Loan Amount for the Property. Borrower hereby covenants and agrees that it will not exercise, and hereby waives, its right under 42 Pa. Stat. Section 8143(c) to limit the indebtedness secured by this Security Instrument.

      (c) This Security Instrument secures, and the Debt include, (i) all advances made by Lender with respect to any of the Property for the payment of Basic Carrying Costs or other costs incurred for the protection of any of the Property or the lien of this Security Instrument, (ii) all expenses incurred by Lender by reason of an Event of Default hereunder and (iii) all advances made by Lender to enable completion of construction of the Property. As provided in 42 Pa. Stat. Section 8144, this Security Instrument shall constitute a lien on the Property from the time this Security Instrument is left of record (or, if this is a purchase money mortgage, from the time of delivery hereof to Lender) for, among other things, all such advances and expenses, plus interest thereon, regardless of the time when such advances are made or such expenses are incurred. All notices to be given to Lender pursuant to 42 Pa. Stat. Section 8143 shall be given as set forth in Section 11.01 hereof.

      Section 18.54. Certain Matters Relating to Property Located in the State of Rhode Island. With respect to the Property located in the State of Rhode Island, notwithstanding anything contained herein to the contrary:

      (a) The following is hereby added to the last paragraph on page 1 beginning "NOW THEREFORE" after the phrase "mortgage and confirm to" on the 5th line at the top of page 2:

            Lender, WITH MORTGAGE COVENANTS, and grants a security interest in.

      (b) Paragraph (d) of the granting clause is hereby amended by adding the following phrase immediately after the phrase "all of which":

            are goods that are or are to become fixtures.

      (c) The following is hereby added to the last paragraph of the granting clause of this Security Instrument beginning "All of the foregoing items" and immediately after the phrase "of Borrower therein":

            to the extent assignable under applicable law,

      (d) The following is hereby added at the end of the definition "Environmental Statute" in this Security Instrument immediately before the phrase "and all rules, regulations and guidance documents promulgated or published thereunder":

            the Hazardous Waste Management Act of 1978, R.I.G.L. Section 23-19.1-1, et seq., as amended, and the Industrial Property Remediation and Reuse Act, R.I.G.L. Section 23-19.14-1, et seq., as amended

      (e) The following is hereby added to the beginning of the penultimate sentence in Section 7.01(a) and at the beginning of Section 7.01(d) of this Security Instrument:

            To the extent permitted by applicable law,

      (f) The following is hereby added at the beginning of Section 13.02(a) of this Security Instrument:

            This Security Instrument is upon the STATUTORY CONDITION, and upon the further condition that all covenants of Borrower contained in this Security Instrument, the Loan Documents and/or any other documents evidencing the Debt, shall be kept and performed, and for any breach of said STATUTORY CONDITION or further condition, Lender shall have the STATUTORY POWER OF SALE.

            Said STATUTORY CONDITION and STATUTORY POWER OF SALE, as well as the MORTGAGE COVENANTS contained in the granting clause of this Security Instrument, are those contained in the General Laws of the State of Rhode Island.

            Provided further however, to the extent permitted by law, publication, pursuant to said STATUTORY POWER OF SALE, of notice of the time and place of sale may, in Lender's sole discretion, be made by publishing the same at least once each week for three (3) successive weeks in a public newspaper published daily in the City of Providence, Rhode Island and not as otherwise provided in said STATUTORY POWER OF SALE.

            It is expressly understood and agreed to by Borrower and Lender that the power of sale contained in this Security Instrument shall, in the event that the Property is comprised of separate lots or parcels of land, survive the foreclosure of any portion of the Property and may be exercised on different occasions to separately foreclose each and every lot or parcel of land comprising the Property until all of the Property has been foreclosed in accordance with applicable law and the terms of this Security Instrument.

      (g) Section 13.04 of this Security Instrument is hereby amended by deleting the phrase "month-to-month tenant" and substituting "tenant at sufferance."

      (h) Section 13.13 is hereby amended to add a new subsection (e) as follows:

            (e) Compliance with Rhode Island Law. To the extent that the provisions of this Security Instrument as to the creation, perfection, priority, enforcement and foreclosure of the liens and security interests created in this Security Instrument are inconsistent with Rhode Island law (including, without limitation, R.I.G.L. Section 6A-9-101 et seq., Section 34-11-20, Section 34-11-21, Section 34-11-22, and Section 34-27-2), Rhode
      Island law shall take precedence over the provisions of this Security Instrument but shall not invalidate or render unenforceable any other provisions of this Security Instrument that can be construed in a manner consistent with Rhode Island law.

      (i) Section 18.14 of this Security Instrument is hereby amended by adding a new subsection (c) as follows:

            (c) Part of the Property and Collateral is or may become fixtures. It is intended that, as to such fixtures, this Security Instrument shall be effective as a financing statement filed as a fixture filing from the date of the recording of this Security Instrument for record with the Records of Land Evidence of the Town/City in which the Premises is located. The information in this Section is provided in order that this Security Instrument shall comply with the requirements of the Uniform Commercial Code in effect in Rhode Island, for a mortgage instrument to be filed as a financing statement pursuant to R.I.G.L. Section 6A-9-502. For the purposes of said statute, (i) Borrower is the "Debtor" and its name and mailing address are set forth on page 1 and Section 11.01 of this Security Instrument and (ii) Lender is "Secured Party" and its name and mailing address from which information concerning the security interest granted herein may be obtained are as set forth on page 1 and Section
      11.01 of this Security Instrument. A statement describing the portion of the Property and Collateral comprising goods or other personal property that may now be or hereafter become fixtures hereby secured is set forth in the granting clauses hereof. The record owner of the Property is Fee Owner.

      (j) The following is hereby added at the end of Section 18.14 of this Security Instrument:

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

            All of the foregoing rights and remedies of Lender contained in this
            Section 18.14 shall be exercised in accordance with and to the fullest extent permitted under the UCC.

      (k) The following phrase is hereby added to the second sentence in Section
18.16 and the first sentence of Section 18.17 and 18.19 of this Security
Instrument:

            To the fullest extent permitted by applicable law,

      (l) Section 18.22 of this Security Instrument is hereby amended by adding the following at the end of said Section 18.22:

            Notwithstanding the foregoing, the Loan secured by this Security Instrument will be fully advanced at closing and does not include a revolving credit component or open-end mortgage for purposes of Rhode Island law.

      Section 18.55. Certain Matters Relating to Property Located in the State of South Carolina. With respect to the Property located in the State of South Carolina, notwithstanding anything contained herein to the contrary:

      (a) COMPLIANCE WITH SOUTH CAROLINA MORTGAGE FORECLOSURE LAW:

            (i) If any provision of this Security Instrument is determined to be inconsistent with any provisions of the South Carolina Code of Laws (1976) (the "SCCL") as deal with Mortgage Foreclosures or the South Carolina Rules of Civil Procedure (the "SCRCP"), the SCCL and SCRCP shall take precedence over the provisions of this Security Instrument, but shall not invalidate or render unenforceable any other provisions of this Security Instrument that can be construed in a manner consistent with the SCCL or SCRCP.

            (ii) Section 3.01 shall be amended to add the following sentence at the end of said paragraph: "Provided, however, that in no instance shall Lender require Borrower to purchase casualty insurance on the Property in excess of the replacement cost of the Improvements."

            (iii) Section 13.13(a) shall be amended to add the following sentence at the end of said paragraph: "Provided, however, that any such termination or recision shall be in accordance with and subject to the provisions of South Carolina Code of Laws (1976) as deal with Mortgage Foreclosures and the South Carolina Rules of Civil Procedure.

            (iv) Pursuant to Section 29-3-50 of the SCCL, this Security Instrument secures future advances which may be made by Lender, provided that the total amount of indebtedness secured hereunder may not exceed the maximum principal amount of two (2) times the Loan Amount, plus interest thereon, attorney's fees and court costs, together with such other advances as may be authorized by law.

            (v) Interest secured under this Security Instrument may include, without limitation, deferred or capitalized interest to the extent provided in the Note.

            (vi) WAIVER OF APPRAISAL. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the Property apply to the court for an order of appraisal. The statutory appraisal value as approved by the Court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE PROPERTY.

      (b) As to those items of the Collateral which are or shall become affixed to the Property, and all products and proceeds thereof, this Security Instrument is and shall be effective as a Financing Statement filed as a fixture filing as and from the date of its recordation in the real estate records of the County in which the Property is situated. The name of the record owner of the Property is the Borrower identified on the first page of the Security Instrument. The name and address of Borrower, as debtor, is set forth on the first page of this Security Instrument. The name and address of Lender, as secured party, and from whom information concerning the security interest created herein may be obtained, is set forth on the first page of this Security Instrument. The provisions of the granting clauses (b) through (p) on pages 2 through 4 of this Security Instrument describe the types and items of the Collateral affixed or to be affixed to the Property.

      Section 18.56. Certain Matters Relating to Property Located in the State of Vermont. With respect to the Property which is located in the State of Vermont, notwithstanding anything contained herein to the contrary:

      (a) Borrower hereby grants Lender a power of sale to foreclose this Security Instrument pursuant to Vt. Stat. Ann. Tit. 12, Sections 4531(a) - 4533(a)(Supp. 2004), as such provision may be amended from time to time, and Lender may, to the extent permitted by law, with or without first taking possession, sell the Property, in whole or, to the extent permitted by law, in part, at public auction in the State of Vermont, or at such place as may be required by law, and may adjourn such sale from time to time by announcement at the time and place appointed for such sale or adjourned sale, and upon such sale, Lender may make and deliver to any purchaser a good and sufficient deed, conveyance, or bill of sale, and good and sufficient receipts for the purchase money, and do and perform all other acts as may be necessary fully to carry into effect this power of sale.

      (b) If Lender should employ attorneys or incur other expenses for the enforcement or performance or observance of any obligation, right or agreement herein contained, Borrower agrees that it will on demand therefore reimburse the reasonable fees of such attorneys and such other expenses so incurred. Any provision herein to the contrary notwithstanding, Borrower agrees in the event of foreclosure of the Security Instrument or the lien of the security interest granted herein, it shall pay the entire amount of reasonable attorneys' fees incurred by Lender, its successors or assigns in connection with any such foreclosure, and that the amount of such fees are expressly not limited by the provisions of Rule 80.1(f) of the Vermont Rules of Civil Procedure.

      Section 18.57. Certain Matters Relating to Property Located in Wisconsin. With respect to Property located in the State of Wisconsin, notwithstanding anything contained herein to the contrary:

      (a) Borrower agrees that, to the extent permitted by law, upon waiving the right to a deficiency judgement, this Security Instrument may be foreclosed by Lender, at it option, pursuant to the provisions of Section 846.103(2) of Wisconsin Statues, or any successor thereof.

      [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, Borrower has duly executed this Security Instrument the day and year first above written.

Borrower's Organizational Number:           BORROWER:

20-28483969904                              AREC 8, LLC,
                                            a Delaware limited liability company

                                            By: /s/ Gary B. Horton
                                                --------------------
                                                Name: Gary B. Horton
                                                Title: Treasurer

Borrower's Organizational Number:           UHIL 8, LLC,
                                            a Delaware limited liability company
20-28483969852
                                            By: /s/ Gary B. Horton
                                                ---------------------
                                                Name:  Gary B. Horton
                                                Title:  Treasurer